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                                   [POLARIS LOGO]





                                   SUNAMERICA

                                  SERIES TRUST





                               SEMIANNUAL REPORT

                                  MAY 31, 1997
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              DEAR INVESTOR:

                We are pleased to present our semiannual report for the
              SunAmerica Series Trust, one of the underlying trusts for the Polaris Variable Annuity from Anchor National Life Insurance Company and First SunAmerica Life Insurance Company, and for the Polaris(II) Variable Annuity from Anchor National Life Insurance Company.

                You may already be aware that the SunAmerica Series Trust has welcomed some exciting new investment opportunities into its ranks of investment options. Besides the existing Venture Value Portfolio, Davis Selected Advisers, L.P. manages the new Real Estate Portfolio, which became available June 2, 1997. You may already be familiar with the name Putnam Investments, which assumed management of the Putnam Growth Portfolio (formerly named the Provident Growth Portfolio) April 16, 1997. Putnam also manages the new International Growth and Income and Emerging Markets Portfolios in the SunAmerica Series Trust, which became available June 2, 1997. As these portfolios are new to the Trust and have not yet accumulated performance history, you can look forward to receiving more information on them in your 1997 SunAmerica Series Trust annual report at the end of January 1998.

                The following is a combined perspective on the U.S. and global economies over the past six-month reporting period from eight of the money managers that manage portfolios in the Polaris and Polaris(II) variable annuities (excluding Wellington Management Company LLP, which manages the portfolios in the Anchor Series Trust, for which you will receive a complete report in about one month).

              ECONOMIC OVERVIEW -- UNITED STATES

                The economic environment over the past six months has been one of strong market returns, low unemployment and low inflation, reports Davis Selected Advisers, L.P. ("Davis") and Phoenix Investment Counsel ("Phoenix"). Federated Investors ("Federated") adds that the soaring stock market is making Americans feel wealthy, further encouraging spending. Such momentum raises some concerns, warns Federated, noting that an extensive period of above-normal growth in an economy operating near its potential is a recipe for inflation. Therefore, Federated believes the U.S. Federal Reserve Board's early spring move to raise short-term interest rates may be followed by additional rate hikes later in the year, as it attempts to prevent inflation from building over the next year or two.

              BOND MARKET

                According to Federated, the high-quality bond market experienced a negative turn in the early part of this year due in large part to stronger-than-expected economic activity in late 1996 and early 1997, eventually culminating in the Federal Reserve raising interest rates in February. However, April brought a strong bond market rally as inflation remained very low. Obviously, additional rate hikes later this year would adversely impact the bond market.

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              STOCK MARKET

                According to Federated, the U.S. stock market has shown
              surprising strength in the first five months of the year, especially given the strength of 1995 and 1996. Consumer spending is strong as a tight labor market fosters rising wages, increased job security, and higher consumer confidence. The resulting increased consumption has fueled accelerated production, and an underlying growth in capital spending. Only a rising dollar casts a shadow on this positive economic backdrop. However, currency movements affect trade flows with a lag, so Federated believes that any dampening effect of a rising dollar should not be a concern until later this year.

                Phoenix also notes the continuing strength in the equity
              markets, believing it is driven predominantly by the very large market capitalization companies that dominate the S&P 500 Index. The emphasis on these stocks has been fueled by a more pronounced move into index funds, says Phoenix, as well as investors' quest for perceived safety afforded by higher quality companies during a period of mounting uncertainty. Phoenix believes the stock market will continue to make progress, but at more moderate rates of return than in the past two years.

              WHERE IS THE U.S. ECONOMY HEADED?

                SunAmerica Asset Management Corp. ("SAAMCO") believes that the first quarter of 1997 will prove to be the strongest of the year, and that GDP growth will continue to slow to a more sustainable 2.5% - 3.0% for the remainder of the year. Some factors triggering this are a higher savings and investment rate and a slower spending rate by consumers, and some evidence of saturation in key consumer buying areas such as retail apparel and personal computers.

                Going beyond 1997, Davis expects the Dow to approach 10,000 around the turn of the century, punctuated by volatility and corrections of up to 1,000 points along the way. Even so, the Dow has increased from 1,000 to 7,000 very rapidly, and Davis cautions that percentage gains may not be as spectacular as they have been in the past recent years.

              ECONOMIC OVERVIEW -- GLOBAL MARKETS

                In the face of a painful yet inevitable move toward Europe's implementation of the European Monetary Unit (EMU), Alliance Capital Management, L.P. ("Alliance") believes the current environment remains very supportive of global economic growth. Policy constraints have kept European short-term interest rates at record lows, while Japanese rates, if eventually raised, would lift from emergency lows of .5% to normal cyclical lows. In fact, the weakening Japanese yen has offered support to Japanese economic activity, and has started to make a contribution to corporate profits. Capital spending in Japan is on a solid upswing.

                Goldman Sachs Asset Management ("GSAM") finds that the
              restlessness surrounding the EMU and its direction have helped to keep bond prices under pressure in continental Europe as investors question Germany's leadership role in the EMU process. This, coupled with the Socialist victory in France, has raised questions about the future of EMU and of interest rates in general.

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                                        2
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              WHERE ARE THE GLOBAL MARKETS HEADED?

                Morgan Stanley Asset Management Inc. ("MSAM") forecasts moderate world economic growth for the remainder of 1997, with little inflationary pressure. The manager expects the U.S. economy to slow from its scorching pace of the last six months, while growth in both Japan and Europe should post at approximately 2.5% for this calendar year. Non-U.S. growth is supported by continued monetary accommodation and currency devaluation in the yen and deutsche mark blocs. These positive growth forces are only partly offset by the global trend toward fiscal restraint. Recent signs of an economic pickup in Hong Kong, Singapore and Australia fit into MSAM's thesis of a cyclical recovery in Asia.

                The following is an analysis of each portfolio in the SunAmerica
              Series Trust, as reported by its respective money manager. The reporting period is from November 30, 1996 to May 31, 1997.

              CASH MANAGEMENT -- SUNAMERICA ASSET MANAGEMENT CORP.

                This portfolio performed quite well over the six-month reporting period, returning 2.48%. This positive performance can be attributed to the portfolio's slightly longer average days to maturity (about 60 days) as compared to the Donaghue average of about 55 days at the end of May. Because the Federal Reserve will most likely remain on hold for at least the next few months, SAAMCO expects to begin reducing the average maturity closer to the current Donaghue average of about 52 days. SAAMCO will continue to search for securities with the best relative value characteristics and will structure the portfolio to provide flexibility in a very dynamic market.

              CORPORATE BOND -- FEDERATED INVESTORS

                This portfolio returned 1.49% for the six-month reporting
              period. The high-quality bond market experienced a negative turn in the early part of 1997 due in large part to stronger than expected economic activity late in 1996 and early in 1997, eventually culminating in the Federal Reserve raising interest rates in February of this year. However, April saw a strong rally in the bond market as inflation remained very low. With the recent economic strength and volatility in the bond market, Federated believes it is likely that the portfolio's high yield allocation will be maintained to enable a larger income flow with reduced sensitivity to interest rates.

              GLOBAL BOND -- GOLDMAN SACHS ASSET MANAGEMENT

                For the six-month period ended May 31, 1997, the Global Bond
              Portfolio returned 1.55%. According to Goldman Sachs, the socio-politically driven weakness in the European market was somewhat offset by strength in the U.K. and Australia, where the fiscal policies of the new Labour government and an interest rate cut by the Royal Bank of Australia in May, respectively, have helped bond prices.

              HIGH-YIELD BOND -- SUNAMERICA ASSET MANAGEMENT CORP.

                For the six-month period ending May 31, 1997, this portfolio returned 4.45%, in reaction to a strong first three months followed by a weak second fiscal quarter. The weak showing

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              in the latter quarter can be attributed to the portfolio's overweighted position in telecommunications, as that sector was hit particularly hard during the market selloff in March and April. Most of the telecommunications holdings began to rally in May, and the manager remains constructive about the sector. Besides telecommunications, the portfolio is currently overweighted in the manufacturing and financial services sectors, and is underweighted in gaming, retail and restaurants. All other sectors are close to market weightings.

              WORLDWIDE HIGH INCOME -- MORGAN STANLEY ASSET MANAGEMENT INC.

                During the six months ended May 31, 1997, the portfolio returned
              9.42%. According to MSAM, improving fundamentals in many emerging countries and a series of upgrades by the major rating agencies helped to immunize developing country debt from the negative U.S. environment and contribute to the portfolio's return. The portfolio's performance can be attributed to increased allocations to the debt of eastern European economies, as well as the debt of some African countries. MSAM continues to maintain a highly diversified portfolio, with the largest foreign concentrations in Argentina, Brazil and Mexico.

              SUNAMERICA BALANCED -- SUNAMERICA ASSET MANAGEMENT CORP.

                The SunAmerica Balanced Portfolio posted a 7.85% return for the six months ended May 31, 1997. SAAMCO feels that the current period of U.S. domestic prosperity should last for at least several more years, and expects that the U.S. stock markets will continue to move higher to reflect this positive economic backdrop; both fixed income and equity products are expected to continue to provide very competitive returns.

                To fully participate in this economic renaissance, SAAMCO
              strives to position the portfolio in those sectors and in those companies which have the best global outlook and are leaders in their particular product areas. The portfolio is currently structured 67% in equities and 33% in cash and fixed income, with the equity portion concentrated in financial and interest-sensitive stocks, health care and technology. The portfolio's largest equity holdings include Motorola, Delta Airlines, Alluminum Co. of America, IBM, Dell Computers, Warner Lambert and Chase Manhattan Corp.

              BALANCED/PHOENIX INVESTMENT COUNSEL

                For the six-month period ended May 31, 1997, the
              Balanced/Phoenix Investment Counsel Portfolio posted a 4.29% return. For the period, sector selection within the fixed income market was key for the fixed income portion of the portfolio. The portfolio benefited further from strong stock selection in the financial services and consumer staples sectors, as well as Phoenix's decision to increase the portfolio's equity exposure after the stock market correction in mid-April. Allocations to emerging markets and mortgage-backed securities also delivered strong relative performance.

              ASSET ALLOCATION -- GOLDMAN SACHS ASSET MANAGEMENT

                For the six-month period ended May 31, 1997, the Asset
              Allocation Portfolio returned 11.51%. The portfolio's holdings were split 61% in equities, 37% in fixed income and 2% in cash for the reporting period.

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                As the strength in first-quarter 1997 GDP growth indicates, corporate earnings continued to remain strong, fueled by heightened consumer spending. Within the equity portion of the portfolio, the consumer durables, financial, and transportation sectors performed well, bearing out the expectation that continued benign inflation will restrain the Federal Reserve from tightening monetary policy in the near future. Top equity holdings included SunBeam, Lear, Unicom, Cigna and Avnet.

                In the fixed income portion of the portfolio, the increase in holdings of U.S. Treasuries has offset decreases in the pass-through and corporate sectors, in which GSAM holds cautious and neutral views, respectively.

              UTILITY -- FEDERATED INVESTORS

                This portfolio's performance of 7.36% for the six-month
              reporting period was bolstered in particular by its international holdings as well as its telephone stocks and certain natural gas stocks. Looking ahead, Federated expects to see more merger activity positively affecting the natural gas sector, while electric stocks should benefit from the lifting of regulatory uncertainty.

                The telecommunications sector remains the clear winner among the portfolio's subsectors thus far this year, as many phone companies continue to exhibit double-digit earnings growth. As investors become increasingly uncomfortable about the sustainability of overall stock market gains, the manager expects this portfolio will be used for its defensive qualities.

              GROWTH-INCOME -- ALLIANCE CAPITAL MANAGEMENT L.P.

                This portfolio posted a 14.36% return for the six-month period ending May 31, 1997. The portfolio benefited from both overweighted positions and strong issue selection within the technology, consumer non-durables, and financial sectors. Leading contributors to performance within technology included Microsoft, Dell, Intel, Applied Materials, and Compaq. Outperformers in the consumer non-durables sector included Philip Morris, Coca Cola, Procter & Gamble and Colgate Palmolive. The financial industry sector was led by holdings in Merrill Lynch, American Express and MBNA. Also aiding the portfolio's performance were underweighted positions in the consumer durables, raw materials and utility sectors.

              FEDERATED VALUE -- FEDERATED INVESTORS

                For the six months ended May 31, 1997, the Federated Value
              Portfolio returned 11.63%. Federated attributes the portfolio's overall strong performance to being fully invested, as well as to an orientation toward quality selections, which often occurs when the direction of the stock market is in question. For the remainder of the year, the manager's investment position will be one of stock selection vs. market participation.

              VENTURE VALUE -- DAVIS SELECTED ADVISERS, L.P.

                For the six-month period ended May 31, 1997, the portfolio posted a 12.47% return. Davis indicates that financial brand names are emerging as Baby Boomers enter their peak earning, saving and investing years. To capitalize on this, Davis has purchased large holdings in Wells Fargo and Travelers, both of which were purchased at less than 10 times

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              earnings -- well in keeping with Davis' profile of overlooked, undervalued growth companies selling at value prices. American Express, which Davis believes is one of the great brands worldwide, remains a top holding in the portfolio. A core investment in Citicorp also has performed well. First-rate pharmaceutical companies should benefit the portfolio as the Baby Boomers age, so this sector is invested in Bristol-Meyers Squibb, Merck, Pfizer and Eli Lilly, among others.

                Significant holdings in the energy services sector include
              Halliburton, Schlumberger, Burlington Resources and Smith International. Intel, Hewlett Packard and IBM represent the largest technology holdings. Davis never loses sight of the fact that its 28-year performance has been built as much by avoiding the big losers as by picking winners.

              ALLIANCE GROWTH -- ALLIANCE CAPITAL MANAGEMENT L.P.

                The Alliance Growth Portfolio achieved a 13.58% return during the reporting period. The portfolio's strong performance was attributable to significant overweights in both the Technology and Financial sectors as well as superior stock selection within those sectors and throughout the portfolio in general. Particular contributors to performance included Dell Computers, Compaq, Microsoft, Applied Materials, Merrill Lynch, MBNA and Dean Witter Discover. The portfolio in the aggregate continues to offer superior relative earnings momentum.

              GROWTH/PHOENIX INVESTMENT COUNSEL

                For the six-month period ended May 31, 1997, the Growth/Phoenix
              Investment Counsel Portfolio posted a 6.90% return. In retrospect, portfolio performance was dampened by lower-than-market weighting to large-cap issues. While many large-cap stocks are held in this portfolio, it also contains many mid-cap issues with rapid growth prospects, which the market did not reward as highly. Sectors in which the portfolio performed well during the reporting period included consumer staples, financials and health care. Areas of underperformance included technology -- which, outside the largest companies, continues to be challenging despite excellent growth prospects -- basic materials and energy stocks.

              PUTNAM GROWTH -- PUTNAM INVESTMENT MANAGEMENT, INC. ("PUTNAM")

                This portfolio returned 7.39% for the six months ended May 31,
              1997. Putnam made some strategic shifts in portfolio weightings during the reporting period. Chief among these shifts was the significant addition to financial services stocks. Fueling the move was Putnam's expectation that interest rates would remain low, as well as the many growth opportunities evolving in the financial sector because of deregulation. Health care was another sector favored by Putnam, primarily on the basis of a strong flow of new products to market following a period of intensive spending on research and development.

              AGGRESSIVE GROWTH -- SUNAMERICA ASSET MANAGEMENT CORP.

                The Aggressive Growth Portfolio posted a -2.52% return for the six months ended May 31, 1997. The portfolio's performance compares favorably with that of portfolios

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              managed by other small cap growth managers, and compares
              unfavorably with value or larger cap managers. However, SAAMCO expects smaller growth to start outperforming the value or larger cap areas as the economy slows and more investors begin to search for growth names.

                The portfolio's investments span many sectors, including
              financial services which is benefiting from improved savings and investments rates, as well as low inflation and sector consolidation. Technology, including semiconductors and equipment hardware, software datacom and telecom equipment, represents about 30% of the portfolio's holdings, reflecting SAAMCO's prediction that business in various sectors would improve and that the Russell 2000 rebalancing would increase the index weighting of technology. Larger holdings in the sector include Corning, Lucent Technologies and Remec.

              GLOBAL EQUITIES -- ALLIANCE CAPITAL MANAGEMENT L.P.

                The Global Equities Portfolio achieved performance of 9.75% for the six-month period ended May 31, 1997. At the country level, the portfolio benefited from overweighted positions in the U.S., Switzerland and the Netherlands relative to the benchmark, as well as superior relative stock selection in the U.S., Japan and Europe. Overweighted stocks appreciating in excess of 20% for the six-month period included Novartis, ING Group, Fortis Amev, Smithkline Beecham, Rohm, Woolworths, and Berjaya Group.

                No dramatic shifts occurred during the reporting period in either industry or sector allocation. The portfolio continued to emphasize companies offering strong earnings and fundamental momentum and value, with many of those residing in the financial, technology, consumer services, and consumer staples sectors.

              INTERNATIONAL DIVERSIFIED EQUITIES -- MORGAN STANLEY ASSET MANAGEMENT INC.

                For the six-month period ended May 31, 1997, the International
              Diversified Equities Portfolio posted a return of 5.02%. According to MSAM, Japan's market rebounded from an early year slump, leading to relatively good overall performance. MSAM's decision to tilt out of the banking sector was positive for the portfolio's relative results due to the bank sector's significant underperformance. Country allocations to Spain and Germany were likewise positive for performance, as was the decision to eliminate positions in Malaysia, which is facing a large current account deficit and the potential for real estate problems. An underweight in Switzerland detracted from returns.

                MSAM expects to see an upswing in Asia as global economic growth picks up. Although Singapore was basically flat for the period, the country should benefit from recent strength in the yen and global electronics demand, while Hong Kong seeks to benefit from investor interest in China and a fairly smooth handover. In Thailand, continuing pressure regarding financial institutions and currency will keep the manager on a cautious watch, despite compelling valuations there. Going forward, the manager believes EMU tensions and uncertainty continue to favor the strengthening of the U.S. dollar vs. the deutsche mark bloc, and has hedged the deutsche mark accordingly.

                As we enter the second half of 1997 with the money managers in varying degrees of conservative optimism, it's important to keep in mind that investing over the long term is as critical to building your Personal Retirement Portfolio(TM) as are your investment selections and how market fluctuations change the value of those selections. Our money

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              managers remain committed to helping you achieve your long-term goals by striving to uncover promising investment opportunities as they arise. If you have any questions about your investment, we urge you to consult your investment representative for advice. In the meantime, thank you for choosing the Polaris Variable Annuity or the Polaris(II) Variable Annuity as your retirement savings investment. We look forward to serving you for years to come.

              Sincerely,
              /s/ Eli Broad
              Eli Broad
              Chairman and Chief Executive Officer
              Anchor National Life Insurance Company and
              First SunAmerica Life Insurance Company

              July 16, 1997

              -----------------------------------------------

              All portfolio performance is reported at the underlying trust level, which includes investment management annual expenses but does not include charges or fees at the variable annuity level. Past performance is no guarantee of future results.

              Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks and bonds are subject to additional risks, including currency fluctuations, political and social instability, differing securities regulations and accounting standards, and limited public information. High-yield bonds tend to be subject to greater price swings than higher-rated bonds and, of course, payment of interest and principal is not assured. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Investment in securities related to gold or other precious metals and minerals are considered speculative and are impacted by a host of worldwide economic, financial and political factors. Money market instruments generally offer stability and income, but an investment in these securities is not guaranteed by the U.S. government or any other entity.

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    SUNAMERICA SERIES TRUST
    CASH MANAGEMENT PORTFOLIO               INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                                                                              PRINCIPAL
                                        SHORT-TERM SECURITIES -- 90.2%                         AMOUNT          VALUE
                    ----------------------------------------------------------------------------------------------------
                    BANKERS' ACCEPTANCES -- 5.4%
                    Bank of Tokyo Mitsubishi Ltd 5.45% due 6/23/97.........................  $ 3,000,000   $  2,990,008
                    Industrial Bank of Japan Ltd. 5.70% due 7/01/97........................    3,000,000      2,985,750
                    Sanwa Bank Ltd. 5.64% due 7/14/97......................................    4,000,000      3,973,054
                                                                                                           -------------
                    TOTAL BANKERS' ACCEPTANCES (cost $9,948,812)...........................                   9,948,812
                                                                                                           -------------
                    CERTIFICATES OF DEPOSIT -- 8.8%
                    Abbey National Treasury Services PLC 5.50% due 11/26/97................    5,000,000      4,993,750
                    Dai Ichi Kangyo Bank 5.86% due 8/05/97.................................    2,000,000      2,000,355
                    Industrial Bank of Japan Ltd. 5.85% due 7/18/97........................    4,000,000      4,000,103
                    Rabobank Nederland NV 6.07% due 3/26/98................................    4,000,000      4,003,668
                    Rabobank Nederland NV 6.20% due 4/09/98................................    1,000,000      1,000,042
                                                                                                           -------------
                    TOTAL CERTIFICATES OF DEPOSIT (cost $15,985,577).......................                  15,997,918
                                                                                                           -------------
                    COMMERCIAL PAPER -- 42.5%
                    Accor SA 5.65% due 7/16/97.............................................    5,000,000      4,964,688
                    Australian Wheat Board 5.63% due 8/07/97...............................    2,000,000      1,978,533
                    Avnet, Inc. 5.63% due 7/02/97..........................................    5,000,000      4,975,760
                    BIL North America, Inc. 5.65% due 7/17/97..............................    5,000,000      4,963,903
                    Certain Funding Corp. 5.63% due 7/11/97................................    3,000,000      2,981,233
                    Eksportfinans A/S 5.60% due 8/29/97....................................    3,000,000      2,957,457
                    FP Funding Corp. 5.70% due 6/20/97.....................................    3,000,000      2,990,975
                    Galicia Funding Corp. 5.38% due 6/03/97................................    5,000,000      4,998,507
                    Guinness PLC 5.62% due 7/21/97.........................................    5,000,000      4,960,972
                    International Lease Finance Corp. 5.66% due 8/13/97....................    5,000,000      4,941,354
                    Island Finance Puerto Rico Inc. 5.64% due 7/10/97......................    5,000,000      4,969,450
                    Merrill Lynch & Co., Inc. 5.63% due 8/20/97............................    2,000,000      1,974,443
                    Mitsui & Co. USA, Inc. 5.63% due 7/16/97...............................    5,000,000      4,964,812
                    Monsanto Co. 5.60% due 7/10/97.........................................    5,000,000      4,969,667
                    Orix America, Inc. 5.50% due 6/02/97...................................    2,000,000      1,999,694
                    Shimizu International Finance 5.70% due 6/12/97........................    5,000,000      4,991,292
                    Sumitomo Corp. of America 5.78% due 8/22/97............................    3,000,000      2,960,520
                    Transport Adora De Gas Delaware 5.65% due 7/24/97......................    5,000,000      4,958,410
                    USAA Capital Corp. 5.60% due 7/07/97...................................    5,000,000      4,972,000
                                                                                                           -------------
                    TOTAL COMMERCIAL PAPER (cost $77,476,968)..............................                  77,473,670
                                                                                                           -------------
                    CORPORATE SHORT-TERM NOTES -- 22.2%
                    Bear Stearns Co., Inc. 5.69% due 11/03/97(1)...........................    3,000,000      2,999,580
                    Bear Stearns Co., Inc. 5.72% due 4/06/98(1)............................    2,500,000      2,500,000
                    Boatmens Credit Card Bank New Mexico 5.67% due 8/08/97(1)..............    3,000,000      2,999,340
                    Boatmens First National Bank Kansas 5.66% due 6/17/97(1)...............    2,000,000      2,000,000
                    Demir Funding Corp. 5.65% due 7/16/97..................................    5,000,000      4,964,687
                    Iowa Illinois Gas & Electric Co. 5.88% due 7/15/97.....................    3,000,000      3,000,078
                    Lehman Brothers Holdings Inc. 5.81% due 6/02/97(1).....................    2,000,000      2,002,380
                    Manufacturer's Hanover Corp. 6.13% due 7/15/97(1)......................    3,000,000      3,000,750
                    Petroleo Brasileiro SA 5.62% due 7/02/97...............................    5,000,000      4,975,803
                    Sigma Finance Corp. 6.28% due 4/24/98..................................    4,000,000      4,003,344
                    Toshiba International Finance 5.35% due 6/13/97........................    2,000,000      1,996,433

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
                                                                                             PRINCIPAL
                                      SHORT-TERM SECURITIES (continued)                       AMOUNT          VALUE
                    ---------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES (continued)
                    Tribune Co. 5.65% due 6/24/97..........................................  $ 4,000,000   $  3,985,561
                    Usl Capital Corp. 5.91% due 7/07/97(1).................................    2,000,000      2,002,059
                                                                                                           -------------
                    TOTAL CORPORATE SHORT-TERM NOTES (cost $40,428,240)....................                  40,430,015
                                                                                                           -------------
                    FEDERAL AGENCY OBLIGATIONS -- 4.3%
                    Federal National Mortgage Association Discount Notes 5.57% due 10/09/97
                      (cost $7,839,089)....................................................    8,000,000      7,839,253
                                                                                                           -------------
                    MUNICIPAL BONDS -- 7.0%
                    Illinois Student Assistance Commission 5.69% 6/04/97(1)................    4,000,000      4,000,000
                    Illinois Student Assistance Corp. 5.69% 6/04/97(1).....................    3,000,000      3,000,000
                    New Hampshire State Industrial Development Authority, Revenue
                      5.79% due 7/23/97....................................................    4,000,000      3,999,995
                    Texas General Obligation 5.62% 6/04/97(1)..............................    1,875,000      1,875,000
                                                                                                           -------------
                    TOTAL MUNICIPAL BONDS (cost $12,874,995)...............................                  12,874,995
                                                                                                           -------------
                    TOTAL SHORT-TERM SECURITIES (cost $164,553,681)........................                 164,564,663
                                                                                                           -------------
                                         REPURCHASE AGREEMENT -- 7.6%
                    ----------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 7.6%
                    Joint Repurchase Agreement Account (Note 3) (cost $13,851,000).........   13,851,000     13,851,000
                                                                                                           -------------
                    TOTAL INVESTMENTS -- (cost $178,404,681)        97.8%                                   178,415,663
                    Other assets less liabilities --                 2.2                                      3,956,735
                                                                   ------                                  -------------
                    NET ASSETS --                                  100.0%                                  $182,372,398
                                                                   ======                                  =============


              -----------------------------
              (1) Variable rate security; maturity date reflects next reset date; rate as of May 31, 1997.

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CORPORATE BOND PORTFOLIO                INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                                                                              PRINCIPAL
                                             BONDS & NOTES -- 91.2%                             AMOUNT        VALUE
                    ---------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 3.4%
                    Apparel & Textiles -- 1.7%
                    Collins & Aikman Corp. 11.50% 2006......................................  $  100,000   $   112,250
                    GFSI, Inc. 9.63% 2007*..................................................      50,000        50,000
                    Reliance Industries Ltd. 8.25% 2027*....................................     500,000       493,145
                    Westpoint Stevens, Inc. 9.38% 2005......................................     100,000       104,250

                    Automotive -- 0.4%
                    Aftermarket Technology Corp. 12.00% 2004................................      75,000        82,688
                    Exide Corp. 10.00% 2005.................................................      50,000        52,125
                    Lear Corp. 9.50% 2006...................................................      50,000        53,000

                    Housing -- 0.2%
                    Foamex L.P. 9.88% 2007*.................................................      50,000        50,750
                    Syratech Corp. 11.00% 2007..............................................      50,000        53,125

                    Retail -- 1.1%
                    Penney (J.C.) Co., Inc. 7.65% 2016......................................     500,000       495,850
                                                                                                           -------------
                                                                                                             1,547,183
                                                                                                           -------------
                    CONSUMER STAPLES -- 3.7%
                    Food, Beverage & Tobacco -- 2.9%
                    Carr Gottstein Foods Co. 12.00% 2005....................................     100,000       110,000
                    International Home Foods, Inc. 10.38% 2006..............................     100,000       102,000
                    MBW Foods, Inc. 9.88% 2007*.............................................      50,000        50,375
                    Philip Morris Cos, Inc. 7.75% 2027......................................     750,000       723,668
                    Ralphs Grocery Co. 10.45% 2004..........................................     100,000       109,750
                    RJR Nabisco, Inc. 8.63% 2002............................................     235,000       239,698

                    Household Products -- 0.8%
                    Playtex Family Products Corp. 9.00% 2003................................     100,000       100,000
                    Renaissance Cosmetics, Inc. 11.75% 2004*................................      50,000        50,750
                    Revlon Consumer Products Corp. 10.50% 2003..............................     100,000       105,750
                    Simmons Co. 10.75% 2006.................................................     100,000       105,500
                                                                                                           -------------
                                                                                                             1,697,491
                                                                                                           -------------
                    ENERGY -- 5.3%
                    Energy Services -- 2.4%
                    Coastal Corp. 9.75% 2003................................................     250,000       283,510
                    Enersis SA 7.40% 2016...................................................     600,000       566,322
                    Tosco Corp. 7.00% 2000..................................................     250,000       250,933

                    Energy Sources -- 2.9%
                    Abraxas Petroleum Corp. 11.50% 2004.....................................      75,000        81,750
                    Forcenergy, Inc. 9.50% 2006.............................................      50,000        51,500
                    Husky Oil Ltd. 7.13% 2006...............................................     500,000       488,470
                    Sun Co., Inc. 9.00% 2024................................................     500,000       548,480
                    United Meridian Corp. 10.38% 2005.......................................      75,000        81,000
                    XCL Ltd. 11.00% 2004(1)(2)..............................................      50,000        50,000
                                                                                                           -------------
                                                                                                             2,401,965
                                                                                                           -------------

                                                           ---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT        VALUE
                    ---------------------------------------------------------------------------------------------------
                    FINANCE -- 24.1%
                    Banks -- 6.0%
                    ABN Amro Holdings NV 7.30% 2026.........................................  $  500,000   $   462,050
                    African Development Bank 6.88% 2015.....................................     500,000       470,250
                    Bank Montreal-Chicago 7.80% 2007........................................     225,000       231,507
                    Continental Bank NA 12.50% 2001(1)......................................     300,000       354,738
                    First Nationwide Holdings, Inc. 10.63% 2003.............................     100,000       109,000
                    Firstbank Puerto Rico 7.63% 2005........................................     500,000       488,795
                    Security Pacific Corp. 11.50% 2000......................................     275,000       313,390
                    Signet Banking Corp. 9.63% 1999.........................................     300,000       315,804

                    Financial Services -- 13.5%
                    Allmerica Financial Corp. 7.63% 2025....................................     500,000       481,475
                    American General Corp. 9.63% 2018.......................................     500,000       530,205
                    Case Equipment Loan Trust 7.30% 2002....................................     102,391       103,358
                    Chevy Chase Auto Receivables 5.80% 2002.................................      92,099        91,724
                    CNA Financial Corp. 7.25% 2023..........................................     500,000       459,390
                    ContiFinancial Corp. 8.38% 2003.........................................     100,000       110,000
                    Continental Corp. 8.25% 1999............................................     100,000       102,684
                    Delphi Funding LLC 9.31% 2027...........................................     700,000       708,022
                    Ford Capital BV 9.38% 2001..............................................     600,000       650,604
                    Ford Capital BV 9.50% 2001..............................................     200,000       217,622
                    General Motors Acceptance Corp. 5.63% 2001..............................     300,000       288,213
                    Lehman Brothers, Inc. 7.38% 2007........................................     575,000       566,266
                    Navistar Financial 6.55% 2001...........................................     112,923       113,346
                    Outsourcing Solutions, Inc. 11.00% 2006*................................      50,000        53,375
                    Premier Auto Trust 4.90% 1998...........................................      26,457        26,358
                    Premier Auto Trust 7.90% 1999...........................................     113,466       114,210
                    Resolution Funding Corp. zero coupon 2021...............................     640,000       117,421
                    Salomon, Inc. 7.20% 2004................................................     525,000       518,280
                    Standard Credit Card Master Trust 6.25% 1998............................     260,000       260,325
                    Swedish Export Credit Corp. 9.88% 2038..................................     500,000       536,150
                    Trizec Finance Corp., Ltd. 10.88% 2005..................................     100,000       111,000

                    Insurance -- 4.6%
                    Conseco, Inc. 10.50% 2004...............................................     750,000       874,298
                    GE Global Insurance Holdings Corp. 7.00% 2026...........................     750,000       700,770
                    USF & G Capital II 8.47% 2027...........................................     500,000       494,475
                                                                                                           -------------
                                                                                                            10,975,105
                                                                                                           -------------
                    HEALTHCARE -- 1.1%
                    Health Services -- 0.8%
                    Genesis Health Ventures, Inc. 9.75% 2005................................      50,000        52,125
                    Tenet Healthcare Corp. 8.00% 2005.......................................     200,000       200,250
                    Tenet Healthcare Corp. 10.13% 2005......................................     100,000       109,000

                    Medical Products & Services -- 0.3%
                    Dade International, Inc. 11.13% 2006*...................................     100,000       111,750
                                                                                                           -------------
                                                                                                               473,125
                                                                                                           -------------
                    INDUSTRIAL & COMMERCIAL -- 9.2%
                    Business Services -- 5.3%
                    Allied Waste Industries, Inc. zero coupon 2007*.........................      50,000        30,250
                    Allied Waste North America, Inc. 10.25% 2006*...........................     100,000       106,750
                    Joy Technologies, Inc. 10.25% 2003......................................   1,250,000     1,358,363
                    Kinder Care Learning Centers, Inc. 9.50% 2009*..........................     100,000        96,125
                    Knoll, Inc. 10.88% 2006.................................................      65,000        71,500
                    Neenah Corp. 11.13% 2007*...............................................      50,000        53,000
                    Statia Terminals International NV 11.75% 2003*..........................      50,000        53,375

---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT        VALUE
                    ---------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL (continued)
                    Business Services (continued)
                    Tokheim Corp. 11.50% 2006...............................................  $   50,000   $    53,750
                    United Stationers Supply Co. 12.75% 2005................................      50,000        55,875
                    Waste Management, Inc. 8.75% 2018.......................................     500,000       524,495

                    Machinery -- 0.3%
                    Alvey Systems, Inc. 11.38% 2003.........................................     100,000       103,500
                    CLARK Material Handling Co. 10.75% 2006.................................      50,000        52,875

                    Multi-Industry -- 1.5%
                    EnviroSource, Inc. 9.75% 2003...........................................      50,000        48,250
                    Four M Corp. 12.00% 2006................................................      50,000        50,250
                    News America Holdings, Inc. 10.13% 2012.................................     500,000       566,034

                    Transportation -- 2.1%
                    Ameritruck Distribution Corp. 12.25% 2005...............................      50,000        52,500
                    Gearbulk Holdings Ltd. 11.25% 2004......................................     100,000       110,000
                    Stena Lines AB 10.50% 2005..............................................     100,000       108,250
                    Transport Ocean Container Corp. 12.25% 2004.............................     600,000       702,000
                                                                                                           -------------
                                                                                                             4,197,142
                                                                                                           -------------
                    INFORMATION & ENTERTAINMENT -- 11.7%
                    Broadcasting & Media -- 9.7%
                    Affiliated Newspapers Investments, Inc. zero coupon 2006(1)(3)..........     100,000        87,750
                    Australis Holdings Property Ltd. zero coupon 2002(3)....................      50,000        31,500
                    Bell Cablemedia PLC zero coupon 2004(3).................................      75,000        66,938
                    Cablevision Systems Corp. 9.25% 2005....................................     100,000       100,500
                    Chancellor Radio Broadcasting Co. 9.38% 2004............................     100,000       101,500
                    Comcast Cable Communications 8.50% 2027*................................     500,000       503,450
                    Comcast Corp. 9.38% 2005................................................     100,000       103,500
                    Comcast UK Cable Partners Ltd. zero coupon 2007(3)......................     175,000       129,938
                    Continental Cablevision, Inc. 9.50% 2013................................     500,000       560,520
                    Echostar Satellite Broadcasting Corp. zero coupon 2004(3)...............     100,000        68,000
                    Heritage Media Corp. 8.75% 2006.........................................     100,000       104,375
                    Hollinger International Publishing, Inc. 9.25% 2007.....................      75,000        75,375
                    Lenfest Communications, Inc. 8.38% 2005.................................     100,000        97,500
                    Millicom International Cellular zero coupon 2006(3).....................     100,000        73,250
                    Nextel Communications, Inc. zero coupon 2003(3).........................     100,000        86,000
                    Paging Network, Inc. 10.13% 2007........................................     100,000        96,250
                    Paramount Communications, Inc. 8.25% 2022...............................     500,000       466,125
                    Rogers Cablesystems Ltd. 10.00% 2007....................................     100,000       105,500
                    Sci Television, Inc. 11.00% 2005........................................     250,000       265,937
                    Sinclair Broadcast Group, Inc. 10.00% 2005..............................      50,000        52,125
                    Sullivan Broadcasting 10.25% 2005.......................................     100,000       101,750
                    TCI Satellite Entertainment, Inc. zero coupon 2007*(3)..................      50,000        28,500
                    Telewest Communications PLC zero coupon 2007(3).........................      75,000        52,125
                    TKR Cable, Inc. 10.50% 2007.............................................     250,000       272,498
                    UIH Australia Pacific, Inc. 14.00% 2006(3)..............................     100,000        56,750
                    Valassis Inserts, Inc. 9.38% 1999.......................................     500,000       514,804
                    Viacom, Inc. 8.00% 2006.................................................     150,000       145,875
                    Young Broadcasting, Inc. 10.13% 2005....................................      75,000        79,500

                    Cable -- 0.1%
                    Diamond Cable Communications PLC zero coupon 2007*(3)...................     100,000        58,625

                    Entertainment Products -- 0.1%
                    Cobblestone Golf Group, Inc. 11.50% 2003................................      50,000        52,500

                                                           ---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT        VALUE
                    ---------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT (continued)
                    Leisure & Tourism -- 1.8%
                    AMF Group, Inc. 12.25% 2006*............................................  $  200,000   $   139,750
                    Courtyard Marriott Ltd. 10.75% 2008.....................................      50,000        53,750
                    Six Flags Theme Parks, Inc. 12.25% 2005(3)..............................     125,000       127,500
                    Southwest Airlines Co. 7.38% 2027.......................................     500,000       482,615
                                                                                                           -------------
                                                                                                             5,342,575
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 5.7%
                    Computers & Business Equipment -- 1.2%
                    Harris Corp. 10.38% 2018................................................     500,000       546,135

                    Electronics -- 1.9%
                    Advanced Micro Devices, Inc. 11.00% 2003................................      50,000        55,875
                    Fairchild Semiconductor Corp. 10.13% 2007*..............................      50,000        53,250
                    Figgie International, Inc. 9.88% 1999...................................     750,000       783,750

                    Telecommunications -- 2.6%
                    Anixter, Inc. 8.00% 2003................................................     500,000       507,240
                    Brooks Fiber Properties, Inc. 10.88% 2006...............................     100,000        68,000
                    Charter Communications South East L.P. 11.25% 2006......................      50,000        53,250
                    Intermedia Communications zero coupon 2006..............................     100,000        69,000
                    International CableTel, Inc. zero coupon 2006(3)........................     100,000        68,000
                    Mcleod, Inc. zero coupon 2007*(3).......................................     150,000        89,250
                    Qwest Communications International, Inc. 10.88% 2007*...................     100,000       107,250
                    Teleport Communications Group zero coupon 2007(3).......................     150,000       105,375
                    Vanguard Cellular Systems, Inc. 9.38% 2006..............................     100,000       101,000
                                                                                                           -------------
                                                                                                             2,607,375
                                                                                                           -------------
                    MATERIALS -- 6.0%
                    Chemicals -- 0.4%
                    Harris Chemical North America, Inc. 10.25% 2001.........................     100,000       105,250
                    ISP Holdings, Inc. 9.75% 2002...........................................      50,000        52,500
                    Royal Oak Mines 11.00% 2006.............................................      50,000        49,875

                    Forest Products -- 1.3%
                    Buckeye Cellulose Corp. 9.25% 2008......................................     100,000       102,500
                    Owens-Illinois, Inc. 10.50% 2002........................................     100,000       105,250
                    Packaging Resources, Inc. 11.63% 2003...................................      50,000        51,875
                    Pope & Talbot, Inc. 8.38% 2013..........................................     250,000       227,427
                    Stone Container Corp. 11.50% 2004.......................................      50,000        52,375
                    Uniforet, Inc. 11.13% 2006..............................................      50,000        45,500

                    Metals & Minerals -- 4.3%
                    Acme Metals, Inc. zero coupon 2004(3)...................................      50,000        54,500
                    Echo Bay Mines Ltd. 11.00% 2027.........................................      50,000        50,500
                    Euramax International PLC 11.25% 2006...................................      50,000        52,500
                    GS Technologies, Inc. 12.25% 2005.......................................     100,000       109,000
                    Inco Ltd. 9.60% 2022....................................................     750,000       816,375
                    MMI Products, Inc. 11.25% 2007*.........................................      50,000        52,875
                    Placer Dome, Inc. 8.50% 2045............................................     750,000       713,355
                    Ryderson Tull, Inc. 9.13% 2006..........................................     100,000       103,000
                                                                                                           -------------
                                                                                                             2,744,657
                                                                                                           -------------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 2.4%
                    Foreign Government -- 2.4%
                    Province of Quebec 13.25% 2014..........................................     290,000       340,535
                    Republic of Colombia 7.25% 2003.........................................     250,000       241,033
                    Republic of South Africa 9.63% 1999.....................................     500,000       528,160
                                                                                                           -------------
                                                                                                             1,109,728
                                                                                                           -------------

---------------------

                                                                                              PRINCIPAL
                                           BONDS & NOTES (continued)                            AMOUNT        VALUE
                    ---------------------------------------------------------------------------------------------------
                    REAL ESTATE -- 3.3%
                    Real Estate Companies -- 1.1%
                    Green Tree Financial Corp. 10.25% 2002..................................  $  450,000   $   507,488

                    Real Estate Investment Trusts -- 2.2%
                    Chelsea GCA Realty, Inc. 7.75% 2001.....................................     150,000       151,460
                    Price REIT, Inc. 7.50% 2006.............................................     500,000       498,335
                    Susa Partnership L.P. 8.20% 2017........................................     250,000       248,902
                    Tanger Properties Ltd. 8.75% 2001.......................................      85,000        86,168
                                                                                                           ------------
                                                                                                             1,492,353
                                                                                                           ------------
                    U.S. GOVERNMENT & AGENCIES -- 12.1%
                    U.S. Government & Agencies -- 12.1%
                    Federal Home Loan Mortgage Corp. 6.50% 2012.............................     500,000       487,965
                    Federal National Mortgage Association 6.50% 2011........................   1,432,815     1,396,995
                    Federal National Mortgage Association 8.50% 2005........................     750,000       780,120
                    Government National Mortgage Association 8.00% 2026.....................   1,478,802     1,504,681
                    United States Treasury Bonds Strip zero coupon 2020.....................   6,640,000     1,319,766
                                                                                                           ------------
                                                                                                             5,489,527
                                                                                                           ------------
                    UTILITIES -- 3.2%
                    Electric Utilities -- 2.1%
                    California Energy, Inc. 10.25% 2004.....................................     150,000       161,250
                    Israel Electric Corp., Ltd. 7.88% 2026*.................................     350,000       343,658
                    Tenaga Nasional Bhd 7.50% 2096*.........................................     500,000       465,520

                    Telephone -- 1.1%
                    US West Capital Funding, Inc. 7.90% 2027................................     500,000       495,835
                                                                                                           ------------
                                                                                                             1,466,263
                                                                                                           ------------
                    TOTAL BONDS & NOTES (cost $41,301,167)..................................                41,544,489
                                                                                                           ------------

                                            PREFERRED STOCK -- 2.1%                             SHARES
                    ---------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 0.7%
                    Broadcasting & Media -- 0.7%
                    American Radio Systems Corp. 11.38% *...................................       1,024       108,640
                    K-III Communications Corp. 11.63%.......................................       1,090       117,720
                    Pegasus Communications Corp. 12.75%.....................................          50        48,750
                    Sinclair Capital 11.63%*................................................         500        52,875
                                                                                                           ------------
                                                                                                               327,985
                                                                                                           ------------
                    INFORMATION TECHNOLOGY -- 0.3%
                    Telecommunications -- 0.3%
                    PanAmSat, L.P. 12.75%...................................................         114       139,612
                                                                                                           ------------
                    REAL ESTATE -- 1.1%
                    Real Estate Investment Trusts -- 1.1%
                    Highwood Properties, Inc. 8.63%.........................................         500       488,344
                                                                                                           ------------
                    TOTAL PREFERRED STOCK (cost $916,870)...................................                   955,941
                                                                                                           ------------

                                                           ---------------------

                                                WARRANTS -- 0.0%+                                SHARES        VALUE
                    ---------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 0.0%
                    Broadcasting & Media -- 0.0%
                    Australis Holdings Property Ltd.* (cost $0).............................          50   $         2
                                                                                                           ------------
                    TOTAL INVESTMENT SECURITIES (cost $42,218,037)..........................                42,500,432
                                                                                                           ------------
                                                                                              PRINCIPAL
                                         SHORT-TERM SECURITIES -- 5.8%                          AMOUNT
                    ---------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 1.2%
                    Arkla, Inc. 9.20% due 12/18/97..........................................  $   65,000        65,807
                    Tele-Communications, Inc. 7.00% due 8/4/97..............................     200,000       200,202
                    Time Warner, Inc. 7.45% due 2/1/98......................................     290,000       291,708
                                                                                                           ------------
                                                                                                               557,717
                                                                                                           ------------
                    TIME DEPOSIT -- 4.6%
                    Cayman Island Time Deposit with State Street Bank & Trust Co.
                      4.50% due 6/2/97......................................................   2,075,000     2,075,000
                                                                                                           ------------
                    TOTAL SHORT-TERM SECURITIES (cost $2,628,671)...........................                 2,632,717
                                                                                                           ------------

                    TOTAL INVESTMENTS -- (cost $44,846,708)        99.1%                                    45,133,149
                    Other assets less liabilities --                0.9                                        408,535
                    ------                                                                                 ------------
                    NET ASSETS --                                 100.0%                                   $45,541,684
                                                                  ======                                   ============

              -----------------------------
              *   Resale restricted to qualified institutional buyers

              +   Non-income producing securities

              (1) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants

              (2) Fair valued security; see Note 2

              (3) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

              See Notes to Financial Statements

---------------------

---------------------

   SUNAMERICA SERIES TRUST
   GLOBAL BOND PORTFOLIO                    INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                                                                              PRINCIPAL
                                                                                               AMOUNT
                                                                                           (DENOMINATED IN
                                       FOREIGN BONDS & NOTES -- 54.8%                      LOCAL CURRENCY)      VALUE
                    -----------------------------------------------------------------------------------------------------
                    AUSTRALIAN DOLLAR -- 1.2%
                    Commonwealth of Australia 10.00% 2006................................       1,000,000    $   885,429
                                                                                                             -----------
                    DEUTSCHE MARK -- 10.6%
                    Republic of Germany 6.25% 2006.......................................       2,500,000      1,502,838
                    Republic of Germany 6.50% 2005.......................................       1,200,000        734,492
                    Republic of Germany 7.50% 2004.......................................       9,000,000      5,863,612
                                                                                                             -----------
                                                                                                               8,100,942
                                                                                                             -----------
                    FRENCH FRANC -- 3.6%
                    Government of France 4.75% 2002......................................      16,000,000      2,761,888
                                                                                                             -----------
                    ITALIAN LIRA -- 5.9%
                    Republic of Italy 9.50% 2001.........................................   7,000,000,000      4,487,651
                                                                                                             -----------
                    JAPANESE YEN -- 14.1%
                    Asian Development Bank 5.00% 2003....................................     221,000,000      2,172,993
                    International Bank of Reconstruction & Development 4.50% 2000........     400,000,000      3,733,362
                    International Bank of Reconstruction & Development 4.50% 2003........     350,000,000      3,375,644
                    International Bank of Reconstruction & Development 6.75% 2001........     150,000,000      1,531,236
                                                                                                             -----------
                                                                                                              10,813,235
                                                                                                             -----------
                    POUND STERLING -- 12.9%
                    United Kingdom Gilt-Edged Bonds 8.00% 2003...........................       5,800,000      9,879,555
                                                                                                             -----------
                    SPANISH PESETA -- 2.2%
                    Government of Spain 10.15% 2006......................................     200,000,000      1,702,407
                                                                                                             -----------
                    SWEDISH KRONA -- 4.3%
                    Kingdom of Sweden 5.50% 2002.........................................      20,000,000      2,508,100
                    Kingdom of Sweden 6.00% 2005.........................................       6,500,000        796,232
                                                                                                             -----------
                                                                                                               3,304,332
                                                                                                             -----------
                    TOTAL FOREIGN BONDS & NOTES (cost $42,285,748).......................                     41,935,439
                                                                                                             -----------

                                                           ---------------------

                                                                                              PRINCIPAL
                                          U.S. GOVERNMENT -- 25.0%                             AMOUNT           VALUE
                    -----------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT -- 25.0%
                    United States Treasury Notes 6.50% 2005..............................   $   1,500,000    $ 1,485,465
                    United States Treasury Notes 6.50% 2006..............................       6,500,000      6,420,765
                    United States Treasury Notes 7.00% 2006..............................       7,000,000      7,150,920
                    United States Treasury Notes 7.88% 2004..............................       3,800,000      4,074,892
                                                                                                             ------------
                    TOTAL U.S. GOVERNMENT (cost $18,843,436).............................                     19,132,042
                                                                                                             ------------
                    OPTIONS -- 0.0%
                    -----------------------------------------------------------------------------------------------------
                    FRANCE -- 0.0%
                    Government of France 4.75% Call, exp 7/97, Strike yield 4.85%(1).....      23,000,000         22,305
                    Government of France 4.75% Put, exp 7/97, Strike yield 4.85%(1)......      15,000,000         13,507
                                                                                                             ------------
                    TOTAL OPTIONS (cost $47,265).........................................                         35,812
                                                                                                             ------------
                    TOTAL INVESTMENT SECURITIES (cost $61,176,449).......................                     61,103,293
                                                                                                             ------------
                    SHORT-TERM SECURITIES -- 11.8%
                    -----------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 11.8%
                    Euroclear Time Deposit with State Street Bank & Trust Co. 5.56% due
                      6/2/97 (cost $9,039,000)...........................................       9,039,000      9,039,000
                                                                                                             ------------
                    TOTAL INVESTMENTS --
                      (cost $70,215,449)                           91.6%                                     $70,142,293
                    Other assets less liabilities --                8.4                                        6,393,054
                                                                  ------                                     -----------
                    NET ASSETS --                                 100.0%                                     $76,535,347
                                                                  ======                                     ===========

              -----------------------------

              (1) Fair valued security; see Note 2

                                       OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                    ------------------------------------------------------------------------------
                          CONTRACT                   IN              DELIVERY     GROSS UNREALIZED
                         TO DELIVER             EXCHANGE FOR           DATE         APPRECIATION
                    ------------------------------------------------------------------------------
                    *AUD       7,896,000     USD       6,267,450     06/16/97        $ 252,738
                     AUD       1,487,040     USD       1,171,788     06/16/97           39,047
                     DEM      12,609,201     USD       7,517,559     08/21/97           96,081
                     FRF       1,482,000     DEM         439,747     07/22/97              798
                     FRF      20,331,261     USD       3,555,473     07/22/97           23,300
                     FRF      16,031,280     USD       2,785,699     07/22/97              566
                     ITL   7,636,248,252     USD       4,581,108     08/13/97           85,305
                     JPY     448,156,342     USD       3,907,000     07/24/97           27,728
                     JPY     389,410,000     USD       3,394,350     07/24/97           23,591
                     SEK       6,272,000     USD         827,659     06/12/97           18,124
                     SEK      19,395,689     USD       2,530,728     06/12/97           31,948
                    *USD       3,635,000     JPY     440,623,432     07/24/97          179,066
                    *USD       3,907,000     JPY     457,089,698     07/24/97           49,599
                                                                                     ---------
                                                                                       827,891
                                                                                     ---------

---------------------

                                 OPEN FORWARD FOREIGN CURRENCY CONTRACTS (continued)
                    ------------------------------------------------------------------------------
                          CONTRACT                   IN              DELIVERY     GROSS UNREALIZED
                         TO DELIVER             EXCHANGE FOR           DATE         DEPRECIATION
                    ------------------------------------------------------------------------------
                     DEM       3,199,500     FIM       9,593,829     07/10/97       $   (8,684)
                     ESP     242,882,705     USD       1,672,976     06/11/97           (7,321)
                     GBP       9,617,000     USD      15,665,035     08/15/97          (40,651)
                    *JPY     452,573,530     USD       3,635,000     07/24/97         (282,507)
                     JPY   1,339,979,560     USD      10,764,358     07/24/97         (834,596)
                    *USD       1,168,059     AUD       1,486,080     06/16/97          (36,050)
                    *USD       5,319,589     AUD       6,965,913     06/16/97          (13,363)
                    *USD         153,000     DEM         257,217     08/21/97           (1,608)
                    *USD         976,750     JPY     112,838,067     07/24/97              (16)
                    *USD       2,930,250     JPY     336,492,329     07/24/97          (17,550)
                     USD       2,207,524     NOK      15,554,438     07/18/97          (17,289)
                                                                                      ---------
                                                                                    (1,259,635)
                                                                                      ---------
                               Net Unrealized Depreciation...................       $ (431,744)
                                                                                      =========

              -----------------------------

              * Represents open forward foreign currency and offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

                    AUD  --   Australian Dollar      FRF  --   French Franc           NOK  --   Norwegian Krone
                    DEM  --   Deutsche Mark          GBP  --   Pound Sterling         SEK  --   Swedish Krona
                    ESP  --   Spanish Peseta         ITL  --   Italian Lira           USD  --   United States Dollar
                    FIM  --   Finnish Markka         JPY  --   Japanese Yen

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    HIGH-YIELD BOND PORTFOLIO  INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                 (UNAUDITED)

                                                                                             PRINCIPAL
                                            BONDS & NOTES -- 92.9%                             AMOUNT         VALUE
                    ---------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 13.3%
                    Automotive -- 3.0%
                    Collins & Aikman Corp. 11.50% 2006.....................................  $1,000,000   $  1,122,500
                    Foamex L.P. 11.88% 2004................................................   2,000,000      2,157,500
                    Neenah Corp. 11.13% 2007*..............................................   1,000,000      1,060,000

                    Housing -- 3.7%
                    Lifestyle Furnishings International Ltd. 10.88% 2006...................   2,000,000      2,165,000
                    Nortek, Inc. 9.25% 2007................................................   2,000,000      2,030,000
                    Reliant Building Products, Inc. 10.88% 2004*...........................   1,000,000      1,022,500

                    Retail -- 6.6%
                    Central Tractor Farm Country, Inc. 10.63% 2007.........................   1,500,000      1,560,000
                    Commemorative Brands, Inc. 11.00% 2007.................................   1,500,000      1,586,250
                    Electronic Retailing Systems International zero coupon 2004(1)(2)......   1,500,000      1,023,750
                    Eye Care Centers of America, Inc. 12.00% 2003..........................   2,000,000      2,180,000
                    Finlay Fine Jewelry Corp. 10.63% 2003..................................   1,000,000      1,050,000
                    Specialty Retailers, Inc. 10.00% 2000..................................   2,000,000      2,090,000
                                                                                                          ------------
                                                                                                            19,047,500
                                                                                                          ------------
                    CONSUMER STAPLES -- 4.0%
                    Food, Beverage & Tobacco -- 2.4%
                    Grand Union Co. 12.00% 2004............................................     500,000        395,000
                    Printpack, Inc. 10.63% 2006............................................   1,000,000      1,053,750
                    Specialty Foods Corp. 11.13% 2002......................................   2,000,000      1,950,000

                    Household Products -- 1.6%
                    French Fragrances, Inc. 10.38% 2007*...................................   2,250,000      2,317,500
                                                                                                          ------------
                                                                                                             5,716,250
                                                                                                          ------------
                    ENERGY -- 5.1%
                    Energy Services -- 1.4%
                    Bellwether Exploration Co. 10.88% 2007.................................   1,500,000      1,560,000
                    DeepTech International, Inc. 12.00% 2000...............................     500,000        531,875

                    Energy Sources -- 3.7%
                    Clark (R&M) Holdings, Inc. zero coupon 2000............................   3,800,000      2,878,500
                    Statia Terms International 11.75% 2003*................................   2,250,000      2,401,875
                                                                                                          ------------
                                                                                                             7,372,250
                                                                                                          ------------
                    FINANCE -- 6.0%
                    Financial Services -- 6.0%
                    Bankunited Capital Trust 10.25% 2026*..................................   2,000,000      1,985,000
                    Cityscape Financial Corp. 12.75% 2004*.................................   1,500,000      1,518,750
                    Dollar Financial Group, Inc. 10.88% 2006...............................   2,000,000      2,100,000
                    Eagle Financial Capital Trust 10.00% 2027*.............................     500,000        496,255
                    Homeside, Inc. 11.25% 2003.............................................   1,299,000      1,493,850
                    Mego Mortgage Corp. 12.50% 2001........................................   1,000,000      1,000,000
                                                                                                          ------------
                                                                                                             8,593,855
                                                                                                          ------------
                    HEALTHCARE -- 8.0%
                    Health Services -- 8.0%
                    Abbey Healthcare Group, Inc. 9.50% 2002................................   2,000,000      2,070,000
                    Fresenius Medical Care Capital Trust 9.00% 2006........................   2,000,000      2,045,000

---------------------

                                                                                             PRINCIPAL
                                           BONDS & NOTES (continued)                           AMOUNT         VALUE
                    ---------------------------------------------------------------------------------------------------
                    HEALTHCARE (continued)
                    Health Services (continued)
                    Health O Meter 13.00% 2002(2)..........................................  $1,995,000   $  2,184,525
                    Integrated Health Services, Inc. 9.50% 2007*...........................   1,000,000      1,027,500
                    Quorum Health Group, Inc. 8.75% 2005...................................   2,000,000      2,050,000
                    Tenet Healthcare Corp. 10.13% 2005.....................................   2,000,000      2,180,000
                                                                                                          ------------
                                                                                                            11,557,025
                                                                                                          ------------
                    INDUSTRIAL & COMMERCIAL -- 2.5%
                    Aerospace & Military Technology -- 0.7%
                    L-3 Communications Corp. 10.38% 2007*..................................   1,000,000      1,050,000

                    Machinery -- 0.7%
                    International Knife and Saw, Inc. 11.38% 2006..........................   1,000,000      1,057,500

                    Transportation -- 1.1%
                    Travelcenters America, Inc. 10.25% 2007*...............................   1,500,000      1,533,750
                                                                                                          ------------
                                                                                                             3,641,250
                                                                                                          ------------
                    INFORMATION & ENTERTAINMENT -- 18.6%
                    Broadcasting & Media -- 5.3%
                    Benedek Communications Corp. zero coupon 2006(1).......................   2,000,000      1,150,000
                    Busse Broadcasting Corp. 11.63% 2000...................................   1,000,000      1,047,500
                    Grupo Televisa SA 11.88% 2006..........................................   1,000,000      1,122,500
                    Jcac, Inc. 10.13% 2006.................................................   1,000,000      1,060,000
                    Radio One, Inc. 7.00% 2000(1)*.........................................   1,000,000        882,500
                    Spanish Broadcasting Systems, Inc. 7.50% 1997(1).......................   2,250,000      2,446,875

                    Cable -- 7.6%
                    Bell Cablemedia PLC zero coupon 2005(1)................................   1,750,000      1,448,125
                    Comcast UK Cable Partners Ltd. zero coupon 2007(1).....................   1,000,000        742,500
                    Echostar Communications Corp. zero coupon 2004(1)......................   1,375,000      1,134,375
                    Echostar Satellite Broadcasting Corp. zero coupon 2004(1)..............   1,375,000        935,000
                    International CableTel, Inc. zero coupon 2005(1).......................   1,000,000        755,000
                    Tci Satellite Entertainment, Inc. 10.88% 2007*.........................   1,750,000      1,767,500
                    Telewest Communications PLC zero coupon 2007...........................   1,500,000      1,042,500
                    UIH Australia Pacific, Inc. zero coupon 2006(1)........................   1,000,000        567,500
                    United International Holdings, Inc. zero coupon 1999...................   2,250,000      1,710,000
                    Videotron Holdings PLC zero coupon 2005................................   1,000,000        820,000

                    Gaming -- 3.6%
                    California Hotel Finance Corp. 11.00% 2002.............................   1,500,000      1,563,750
                    Showboat, Inc. 13.00% 2009.............................................   1,000,000      1,160,000
                    Trump Atlantic City Associates 11.25% 2006.............................   2,500,000      2,450,000

                    Leisure & Tourism -- 2.1%
                    Coleman Escrow Corp. zero coupon 2001*.................................   1,500,000        911,250
                    HMH Properties, Inc. 9.50% 2005........................................   2,000,000      2,080,000
                                                                                                          ------------
                                                                                                            26,796,875
                                                                                                          ------------
                    INFORMATION TECHNOLOGY -- 27.5%
                    Cellular -- 11.1%
                    CCPR Services, Inc. 10.00% 2007*.......................................   1,000,000        982,500
                    Cellular Communications International, Inc. zero coupon 2000(2)........   3,000,000      2,215,000
                    Clearnet Communications, Inc. zero coupon 2005(1)......................   1,000,000        662,500
                    Comcast Cellular Holdings, Inc. 9.50% 2007*............................   4,250,000      4,250,000
                    Dobson Communications Corp. 11.75% 2007*...............................   1,000,000        972,500
                    Globalstar L.P. 11.38% 2004(2)*........................................   2,000,000      2,020,000
                    Intercel, Inc. zero coupon 2006(1).....................................   1,000,000        590,000
                    International Wireless Communication zero coupon 2001..................   1,250,000        701,563
                    Microcell Telecommunications zero coupon 2006(1).......................   2,000,000      1,047,500
                    Occidente Y Caribe Celular SA Class B zero coupon 2004(1)..............   2,000,000      1,460,000

                                                           ---------------------

                                                                                             PRINCIPAL
                                           BONDS & NOTES (continued)                           AMOUNT         VALUE
                    ---------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY (continued)
                    Cellular (continued)

                    Orbcomm, Global L.P. 14.00% 2004.......................................  $1,000,000   $  1,047,500

                    Computers & Business Equipment -- 3.1%
                    Advanced Micro Devices, Inc. 11.00% 2003...............................   3,000,000      3,352,500
                    Unisys Corp. 11.75% 2004...............................................   1,000,000      1,076,250

                    Electronics -- 0.4%
                    Amphenol Corp. 9.88% 2007..............................................     500,000        512,500

                    Telecommunications -- 12.9%
                    Advanced Radio Telecom Corp. 14.00% 2007(2)............................   1,000,000      1,050,000
                    American Communications Services zero coupon 2005(1)...................   3,000,000      1,582,500
                    Colt Telecommunications zero coupon 2006(1)(2).........................   2,000,000      1,280,000
                    GST USA, Inc. zero coupon 2005(1)......................................   1,500,000        877,500
                    Hyperion Telecommunications, Inc. zero coupon 2003(1)..................   2,500,000      1,334,375
                    ICG Holdings, Inc. zero coupon 2007(1).................................   1,000,000        576,250
                    Ionica PLC zero coupon 2007(1)(2)......................................   1,750,000        894,687
                    Ionica PLC 13.50% 2006.................................................   2,500,000      2,618,750
                    IXC Communications, Inc. 12.50% 2005...................................   1,750,000      1,973,125
                    Mcleod, Inc. zero coupon 2007(1)*......................................   1,500,000        898,125
                    Nextlink Communications 12.50% 2006....................................     500,000        528,125
                    RSL Commerce, Ltd. PLC 12.25% 2006.....................................   1,000,000      1,032,500
                    Teleport Communications Group zero coupon 2007(1)......................   1,500,000      1,053,750
                    Teleport Communications Group 9.88% 2006...............................   1,000,000      1,060,000
                    Viatel, Inc. zero coupon 2005(1).......................................   2,000,000      1,280,000
                    Winstar Communications, Inc. zero coupon 2005(1)*......................   1,000,000        558,750
                                                                                                          ------------
                                                                                                            39,488,750
                                                                                                          ------------
                    MATERIALS -- 7.9%
                    Chemicals -- 0.8%
                    LaRoche Industries, Inc. 13.00% 2004...................................   1,000,000      1,100,000

                    Forest Products -- 2.3%
                    American Pad & Paper Co. 13.00% 2005...................................     650,000        739,375
                    Stone Container Corp. 11.88% 1998......................................   1,500,000      1,575,000
                    Stone Container Corp. 12.25% 2002......................................   1,000,000      1,022,500

                    Metals & Minerals -- 4.8%
                    Algoma Steel, Inc. 12.38% 2005.........................................   1,500,000      1,695,000
                    Altos Hornos de Mexicos SA 11.88% 2004*................................   1,000,000      1,062,500
                    Renco Metals, Inc. 11.50% 2003.........................................   1,500,000      1,590,000
                    WCI Steel, Inc. 10.00% 2004............................................   1,500,000      1,545,000
                    Wells Aluminum Corp. 10.13% 2005*......................................   1,000,000      1,015,000
                                                                                                          ------------
                                                                                                            11,344,375
                                                                                                          ------------
                    TOTAL BONDS & NOTES (cost $131,520,434)................................                133,558,130
                                                                                                          ------------


                                             COMMON STOCK -- 0.0%                              SHARES
                    ---------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 0.0%
                    Gaming -- 0.0%
                    Capital Gaming International, Inc.+ (cost $156,260)....................      40,000          1,250
                                                                                                          ------------

---------------------


                                            PREFERRED STOCK -- 2.0%                            SHARES         VALUE

                    ---------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY -- 1.1%
                    Telecommunications -- 1.1%
                    Intermedia Communications, Inc. 13.50%*................................         150   $  1,563,750
                                                                                                          ------------
                    MATERIALS -- 0.9%
                    Forest Products -- 0.9%
                    SDW Holdings Corp. 15.00%(3)*..........................................      37,000      1,295,000
                                                                                                          ------------
                    TOTAL PREFERRED STOCK (cost $2,450,530)................................                  2,858,750
                                                                                                          ------------
                                               WARRANTS -- 0.5%+
                    ---------------------------------------------------------------------------------------------------
                    CONSUMER STAPLES -- 0.0%
                    Household Products -- 0.0%
                    Chattem, Inc. 6/17/99..................................................       1,000          3,188
                                                                                                          ------------
                    INFORMATION & ENTERTAINMENT -- 0.1%
                    Cable -- 0.0%
                    United International Holdings, Inc. 11/15/99...........................       1,750          8,750

                    Gaming -- 0.1%
                    Fitzgerald South, Inc. 3/15/99(3)*.....................................       2,000         20,000
                                                                                                          ------------
                                                                                                                28,750
                                                                                                          ------------
                    INFORMATION TECHNOLOGY -- 0.4%
                    Cellular -- 0.1%
                    Clearnet Communications, Inc. 9/15/05..................................       3,300         14,025
                    International Wireless Communication 8/15/01(3)*.......................       1,250              0
                    Microcell Telecommunications 12/31/97*.................................       8,000        100,000
                    Microcell Telecommunications 12/31/97*.................................       8,000          5,000
                    Occidente Y Caribe Celular SA 3/15/04(3)...............................       8,000              0

                    Telecommunications -- 0.3%
                    Hyperion Telecommunications, Inc. 4/15/01..............................       2,500         75,622
                    Ionica PLC 8/15/2006...................................................       2,500        387,500
                                                                                                          ------------
                                                                                                               582,147
                                                                                                          ------------
                    MATERIALS -- 0.0%
                    Forest Products -- 0.0%
                    SDW Holdings Corp. 12/15/06(3)*........................................       3,700         18,500
                                                                                                          ------------
                    TOTAL WARRANTS (cost $667,484).........................................                    632,585
                                                                                                          ------------
                    TOTAL INVESTMENT SECURITIES (cost $134,794,708)........................                137,050,715
                                                                                                          ------------

                                                           ---------------------

                                                                                             PRINCIPAL
                                         REPURCHASE AGREEMENT -- 1.9%                          AMOUNT         VALUE
                    ---------------------------------------------------------------------------------------------------

                    REPURCHASE AGREEMENT -- 1.9%
                    Joint Repurchase Agreement Account (Note 3)
                      (cost $2,798,000)....................................................  $2,798,000   $  2,798,000
                                                                                                          -------------
                    TOTAL INVESTMENTS --
                      (cost $137,592,708)                          97 .3%                                     139,848,715
                    Other assets less liabilities --                2 .7                                        3,868,842
                                                                      --
                                                                  -------                                    ------------
                    NET ASSETS --                                 100 .0%                                    $143,717,557
                                                                  =======                                    ============

              -----------------------------

              +   Non-income producing securities

              *   Resale restricted to qualified institutional buyers

              (1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

              (2) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants

              (3) Fair valued security; see Note 2

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    WORLDWIDE HIGH INCOME
    PORTFOLIO                               INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                                                                              PRINCIPAL
                                          BONDS & NOTES -- 80.5%                               AMOUNT              VALUE
                    ---------------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 1.0%

                    Retail -- 1.0%
                    K-Mart Corp. 7.75% 2012...........................................       $   150,000       $     135,716
                    K-Mart Corp. 8.38% 2022...........................................           135,000             120,150
                    Southland Corp. 5.00% 2003........................................           745,000             626,731
                                                                                                                ------------
                                                                                                                     882,597
                                                                                                                ------------
                    CONSUMER STAPLES -- 0.3%
                    Food, Beverage & Tobacco -- 0.3%
                    RJR Nabisco, Inc. 8.75% 2004......................................           300,000             303,228
                                                                                                                ------------
                    ENERGY -- 2.7%
                    Energy Services -- 0.3%
                    Pride Petroleum Services, Inc. 9.38% 2007.........................           240,000             249,300

                    Energy Sources -- 2.4%
                    Bridas Corp. 12.50% 1999..........................................         1,500,000           1,641,000
                    Nuevo Energy Co. 9.50% 2006.......................................           175,000             182,438
                    Vintage Petroleum, Inc. 8.63% 2009................................           445,000             442,218
                                                                                                                ------------
                                                                                                                   2,514,956
                                                                                                                ------------
                    FINANCE -- 3.6%
                    Banks -- 0.6%
                    First Nationwide Holdings, Inc. 9.13% 2003........................           145,000             149,350
                    First Nationwide Holdings, Inc. 10.63% 2003.......................           340,000             370,600

                    Financial Services -- 2.4%
                    Alps Series 96-1, Class D* 12.75% 2006............................           149,886             161,128
                    Amresco, Inc. Series 97-A 10.00% 2004.............................           300,000             301,500
                    California Lease Trust 8.50% 2017*................................           250,000             254,688
                    Dillon Read Structured Finance Corp. Class A 6.66% 2010...........            93,068              82,793
                    Dillon Read Structured Finance Corp. Class A 7.60% 2007...........           282,539             267,669
                    Dillon Read Structured Finance Corp. Class A 8.38% 2015...........           625,000             575,606
                    FMAC Loan Receivables Trust Series 1996-B Class C 7.93% 2018*.....           150,000             127,004
                    Navistar Financial Corp. 9.00% 2002...............................           105,000             106,181
                    Riggs Capital Trust 8.88% 2027*...................................           350,000             349,125

                    Insurance -- 0.6%
                    Anthem Insurance Cos., Inc. 9.00% 2027*...........................           575,000             582,061
                                                                                                                ------------
                                                                                                                   3,327,705
                                                                                                                ------------
                    HEALTHCARE -- 0.5%
                    Health Services -- 0.5%
                    Tenet Healthcare Corp. 8.63% 2007.................................           450,000             454,500
                                                                                                                ------------

                                                           ---------------------

                                                                                              PRINCIPAL
                                        BONDS & NOTES (continued)                              AMOUNT              VALUE
                    ---------------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL -- 1.9%
                    Aerospace & Military Technology -- 0.4%
                    Jet Equipment Trust 11.79% 2013*..................................       $   300,000       $     374,472

                    Business Services -- 1.1%
                    Borg Warner Security Corp. 9.63% 2007*............................           375,000             378,750
                    Norcal Waste Systems, Inc. Series B 13.25% 1997(1)................           615,000             679,575

                    Electrical Equipment -- 0.4%
                    Digital Equipment Corp. 8.63% 2012................................           335,000             326,709
                                                                                                                ------------
                                                                                                                   1,759,506
                                                                                                                ------------
                    INFORMATION & ENTERTAINMENT -- 9.0%
                    Broadcasting & Media -- 5.5%
                    Grupo Televisa SA de CV zero coupon 2008(2).......................           950,000             672,125
                    Nextel Communications, Inc. zero coupon 2004(2)...................           955,000             725,800
                    Paramount Communications, Inc. 8.25% 2022.........................           250,000             236,327
                    Qwest Communications International, Inc. 10.88% 2007*.............           300,000             321,375
                    TCI Satellite Entertainment, Inc. zero coupon 2007*(2)............         1,050,000             605,063
                    Tele-Communications, Inc. 8.75% 2023..............................           125,000             121,254
                    Tele-Communications, Inc. 9.25% 2023..............................           605,000             609,519
                    Tevecap SA 12.63% 2004............................................         1,000,000           1,066,250
                    Viacom, Inc. 8.00% 2006...........................................           800,000             782,000

                    Cable -- 1.4%
                    Cablevision Systems Corp. 9.88% 2006..............................           655,000             677,925
                    Echostar Satellite Broadcasting Corp. zero coupon 2004*(2)........           460,000             312,800
                    Rogers Cablesystems Ltd. Series B 10.00% 2005.....................           295,000             316,388

                    Gaming -- 1.2%
                    Grand Casino, Inc. 10.13% 2003....................................           680,000             705,500
                    Station Casinos, Inc. 9.75% 2007*.................................           400,000             388,000

                    Leisure & Tourism -- 0.9%
                    Courtyard Marriott Ltd. 10.75% 2008...............................           175,000             187,687
                    Host Marriot Corp. Acquisition Properties, Inc. Class B 9.00%
                      2007............................................................           180,000             181,800
                    Host Marriott Travel Plazas Class B 9.50% 2005....................           430,000             449,350
                                                                                                                ------------
                                                                                                                   8,359,163
                                                                                                                ------------
                    INFORMATION TECHNOLOGY -- 6.5%
                    Broadcasting & Media -- 0.7%
                    Globalstar L.P./Capital 11.38% 2004*(3)...........................           660,000             661,649

                    Cellular -- 1.1%
                    Comcast Cellular Holdings, Inc. 9.50% 2007*.......................           525,000             526,969
                    Occidente Y Caribe Celular SA Class B zero coupon 2004(2).........           600,000             444,000
                    Rogers Communications, Inc. 9.13% 2006............................            90,000              88,650

                    Electronics -- 0.4%
                    Advanced Micro Devices, Inc. 11.00% 2003..........................           325,000             361,969

                    Telecommunications -- 4.3%
                    Brooks Fiber Properties, Inc. zero coupon 2006(2).................           475,000             323,000
                    Brooks Fiber Properties, Inc. zero coupon 2006*(2)................           650,000             419,250
                    Brooks Fiber Properties, Inc. 10.00% 2007*........................            75,000              75,563
                    Consorcio Ecuatoriano de Telecomunicaciones 14.00% 2002*..........         1,600,000           1,676,000
                    Dial Callable Communications, Inc. zero coupon 2004(2)............           600,000             486,000
                    IXC Communications, Inc. 12.50% 2005..............................           280,000             315,700
                    Teleport Communications Group zero coupon 2007(2).................           970,000             681,425
                                                                                                                ------------
                                                                                                                   6,060,175
                                                                                                                ------------

---------------------

                                                                                              PRINCIPAL
                                        BONDS & NOTES (continued)                              AMOUNT              VALUE
                    ---------------------------------------------------------------------------------------------------------
                    MATERIALS -- 5.8%
                    Chemicals -- 0.7%
                    ISP Holdings, Inc. Class B 9.00% 2003.............................       $   615,000       $     628,069

                    Forest Products -- 1.7%
                    Gaylord Container Corp. 11.50% 2001...............................           350,000             368,375
                    Grupo International Durango SA de CV 12.63% 2003..................           500,000             560,000
                    S.D. Warren Co. 12.00% 2004.......................................           215,000             239,725
                    TLC Beatrice International Holdings, Inc. 11.50% 2005.............           381,000             423,862

                    Metals & Minerals -- 3.4%
                    Acindar Industria Argentina de Aceros SA 11.25% 2004..............         1,500,000           1,561,875
                    Acindar Industria Argentina de Aceros SA 11.75% 1997(1)...........         1,500,000           1,558,125
                                                                                                                ------------
                                                                                                                   5,340,031
                                                                                                                ------------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 48.7%
                    Foreign Government -- 48.7%
                    Brazil Credit Linked Note zero coupon 1999(2).....................         4,000,000           3,370,400
                    Buenos Aires Province Euro Medium Term Note 11.25% 2007...........         1,900,000           2,033,000
                    Federal Republic of Brazil 6.94% 1997(1)..........................         1,000,000             825,000
                    Federative Republic of Brazil 4.50% 1998(4).......................         4,482,600           3,552,461
                    Ivory Coast FLIRB*................................................         3,600,000           1,111,500
                    Jamaica Government Bonds 12.00% 1999..............................         2,000,000           2,000,000
                    Jordan Discount Bonds Loan 6.50% 1999*............................         1,412,500           1,165,313
                    Republic of Argentina 11.75% 2007*................................         3,500,000           3,815,000
                    Republic of Brazil 6.94% 1997(1)..................................         2,000,000           1,747,500
                    Republic of Bulgaria 2.25% 1998(1)................................         1,000,000             521,250
                    Republic of Bulgaria 6.56% 1997(1)................................         5,750,000           3,052,273
                    Republic of Bulgaria. 6.56% 1997(1)...............................         1,000,000             690,000
                    Republic of Ecuador 3.25% 1998(4).................................         1,614,465           1,039,312
                    Republic of Ecuador 3.50% 1999....................................           250,000             113,438
                    Republic of Ecuador 6.44% 1997(1).................................         3,000,000           2,092,500
                    Republic of Peru 3.25% 1999*......................................         7,300,000           4,215,750
                    Republic of Venezuela 6.38% 2020..................................           500,000             432,500
                    Republic of Venezuela 6.75% 1997(1)...............................         1,428,570           1,302,676
                    Republic of Venezuela 6.81% 1997(1)...............................           500,000             431,875
                    Republic of Venezuela 6.75% 1997(1)...............................         3,000,000           2,731,874
                    Russia Federation Ministry Finance 3.00% 2003 GDR*................         1,200,000             759,000
                    Russia Principal Note(4)..........................................         5,000,000           3,118,750
                    United Mexican States 11.38% 2016.................................         3,000,000           3,276,000
                    United Mexican States 11.50% 2026.................................         1,500,000           1,665,000
                                                                                                                ------------
                                                                                                                  45,062,372
                                                                                                                ------------
                    UTILITIES -- 0.5%
                    Electric Utilities -- 0.5%
                    Cleveland Electric Illuminating Co. 8.38% 2011....................            95,000              93,763
                    Midland Cogeneration 10.33% 2002..................................           283,386             303,224
                    Midland Cogeneration, Series C-91 10.33% 2002.....................            17,090              18,286
                    Midland Funding Corp. 11.75% 2005.................................            40,000              45,718
                                                                                                                ------------
                                                                                                                     460,991
                                                                                                                ------------
                    TOTAL BONDS & NOTES (cost $71,271,908)............................                            74,525,224
                                                                                                                ------------

                                                           ---------------------

                                         PREFERRED STOCK -- 2.3%                               SHARES              VALUE
                    ---------------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 2.3%
                    Broadcasting & Media -- 2.3%
                    Sinclair Capital 11.63%*..........................................             4,740       $     502,440
                    TCI Pacific Communications, Inc. 5.00%............................             3,855             390,801
                    Time Warner, Inc. Series M 10.25%.................................             1,096           1,211,080
                                                                                                                ------------
                    TOTAL PREFERRED STOCK (cost $1,982,651)...........................                             2,104,321
                                                                                                                ------------

                                            WARRANTS -- 0.0%+
                    ---------------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY -- 0.0%
                    Cellular -- 0.0%
                    Occidente Y Caribe Celular SA 3/15/04.............................             2,400                   0
                                                                                                                ------------

                    NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                    Foreign Government -- 0.0%
                    Republic of Venezuela 4/15/20.....................................             7,140                   0
                                                                                                                ------------
                    TOTAL WARRANTS (cost $15).........................................                                     0
                                                                                                                ------------
                                                                                              PRINCIPAL
                                         LOAN AGREEMENTS -- 7.9%                               AMOUNT
                    ---------------------------------------------------------------------------------------------------------
                    LOAN AGREEMENTS -- 7.9%
                    Algeria Loan Agreement Trust......................................       $ 3,750,000           3,079,688
                    Gabon Loans.......................................................         3,000,000           2,310,000
                    Ivory Coast Caisse Autonome+......................................(DEM)    1,445,000             317,052
                    Ivory Coast Caisse Autonome+......................................(FRF)   16,000,000           1,129,083
                    Russia BFEA+......................................................       $   600,000             516,750
                                                                                                                ------------
                    TOTAL LOAN AGREEMENTS (cost $7,274,982)...........................                             7,352,573
                                                                                                                ------------
                    TOTAL INVESTMENT SECURITIES (cost $80,529,556)....................                            83,982,118
                                                                                                                ------------
                                      SHORT TERM SECURITIES -- 4.0%
                    ---------------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 2.5%
                    Companhia Brasileira de Projertos 12.50% 1997.....................           800,000             818,000
                    Companhia Brasileira de Projertos 12.50% 1997*....................           500,000             511,250
                    Empresas La Moderna SA 10.25% 1997................................         1,000,000           1,011,250
                                                                                                                ------------
                                                                                                                   2,340,500
                                                                                                                ------------

                    NON-U.S. GOVERNMENT OBLIGATIONS -- 1.5%
                    Ecuador Stripped Discount Note 6.44% 1997.........................         2,500,000           1,343,225
                                                                                                                ------------
                    TOTAL SHORT-TERM SECURITIES (cost $3,578,229).....................                             3,683,725
                                                                                                                ------------
                                       REPURCHASE AGREEMENT -- 7.7%
                    ---------------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 7.7%
                    Agreement with State Street Bank & Trust Co., bearing interest of
                      5.00% dated 5/30/97, to be repurchased 6/2/97 in the amount of
                      $7,139,974 and collateralized by $4,990,000 U.S. Treasury Notes
                      11.25% due 2/15/15 (cost $7,137,000)............................         7,137,000           7,137,000
                                                                                                                ------------
                    TOTAL INVESTMENTS --
                      (cost $91,244,785)                         102.4%                                           94,802,843
                    Liabilities in excess of other assets --      (2.4)                                           (2,243,967)
                                                                -------                                         ------------
                    NET ASSETS --                                100.0%                                        $  92,558,876
                                                                =======                                         ============

---------------------

              -----------------------------

              +   Non-income producing security

              *   Resale restricted to qualified institutional buyers

              (1) Variable rate security; rate as of May 31, 1997

              (2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

              (3) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants

              (4) A portion of the coupon interest is received in cash and a portion is capitalized in the principal of the security

              DEM -- Deutsche Mark
              FRF  -- French Franc
              GDR  -- Global Depository Receipt

              Allocation of investments as a percentage of net assets by country as of May 31, 1997:

                    United States                68.8%
                    Brazil                        9.2
                    Mexico                        7.8
                    Argentina                     5.2
                    Ecuador                       3.5
                    Venezuela                     2.3
                    Jamaica                       2.2
                    Russia                        1.4
                    Bulgaria                      1.3
                    Canada                        0.4
                    Germany                       0.3
                                                -----
                                                102.4%
                                                =====

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SUNAMERICA BALANCED
    PORTFOLIO                               INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                             COMMON STOCK -- 67.4%                              SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 2.0%
                    Automotive -- 0.5%
                    General Motors Corp. ..................................................        2,000    $   114,500

                    Housing -- 0.4%
                    Dal-Tile International, Inc.+..........................................        7,000        112,000

                    Retail -- 1.1%
                    CVS Corp. .............................................................        4,000        191,500
                    Wal-Mart Stores, Inc. .................................................        3,000         89,250
                                                                                                            -------------
                                                                                                                507,250
                                                                                                            -------------
                    CONSUMER STAPLES -- 1.8%
                    Food, Beverage & Tobacco -- 1.4%
                    Coca-Cola Co. .........................................................        2,000        136,500
                    Philip Morris Cos., Inc. ..............................................        5,000        220,000

                    Household Products -- 0.4%
                    Scotts Co., Class A+...................................................        3,000         87,750
                                                                                                            -------------
                                                                                                                444,250
                                                                                                            -------------
                    ENERGY -- 3.0%
                    Energy Services -- 3.0%
                    Mobil Corp. ...........................................................        2,000        279,750
                    Royal Dutch Petroleum Co. ADR..........................................        1,000        195,250
                    Texaco, Inc. ..........................................................        2,500        272,813
                                                                                                            -------------
                                                                                                                747,813
                                                                                                            -------------
                    FINANCE -- 13.9%
                    Banks -- 5.9%
                    Banc One Corp. ........................................................        5,000        216,250
                    Barnett Banks, Inc. ...................................................        2,000        105,250
                    Chase Manhattan Corp. .................................................        3,000        283,500
                    Fleet Financial Group, Inc. ...........................................        3,000        183,375
                    Hibernia Corp., Class A................................................       20,000        265,000
                    NationsBank Corp. .....................................................        4,000        235,500
                    Summit Bancorp.........................................................        4,000        197,500

                    Financial Services -- 4.4%
                    American Express Co. ..................................................        4,000        278,000
                    Capital One Financial Corp. ...........................................        3,000         96,375
                    ContiFinancial Corp.+..................................................        5,000        168,750
                    Dean Witter, Discover & Co. ...........................................        2,540        104,775
                    Federal National Mortgage Association..................................        2,000         87,250
                    Morgan Stanley Group, Inc. ............................................        3,000        202,500
                    Travelers Group, Inc. .................................................        3,000        164,625

---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Insurance -- 3.6%
                    Aetna, Inc. ...........................................................        2,000    $   202,000
                    Allstate Corp. ........................................................        3,000        220,875
                    Hartford Life, Inc. ...................................................        5,000        167,500
                    ReliaStar Financial Corp. .............................................        5,000        320,625
                                                                                                            -------------
                                                                                                              3,499,650
                                                                                                            -------------
                    HEALTHCARE -- 13.0%
                    Drugs -- 8.1%
                    Amgen, Inc.+...........................................................        4,000        267,500
                    Biogen, Inc.+..........................................................        3,000         99,563
                    Bristol-Myers Squibb Co. ..............................................        3,000        220,125
                    IDEC Pharmaceuticals Corp.+............................................        5,000        112,500
                    Ligand Pharmaceuticals, Inc.+..........................................       10,000        118,750
                    Lilly (Eli) & Co. .....................................................        2,000        186,000
                    Merck & Co., Inc. .....................................................        2,500        224,687
                    Pfizer, Inc. ..........................................................        2,000        205,750
                    Schering-Plough Corp. .................................................        2,000        181,500
                    Teva Pharmaceutical Industries Ltd. ADR................................        2,100        126,000
                    Warner-Lambert Co. ....................................................        3,000        302,250

                    Health Services -- 2.3%
                    Apria Healthcare Group, Inc.+..........................................       10,000        180,000
                    Chiron Corp.+..........................................................        6,000        113,250
                    Columbia/HCA Healthcare Corp. .........................................        3,000        109,875
                    United Healthcare Corp. ...............................................        3,000        169,500

                    Medical Products -- 2.6%
                    Allergan, Inc. ........................................................        2,000         59,250
                    Cephalon, Inc.+........................................................        5,000         62,500
                    Johnson & Johnson Co. .................................................        3,000        179,625
                    Neurex Corp.+..........................................................       10,000        146,250
                    Novartis AG ADR........................................................        3,000        205,312
                                                                                                            -------------
                                                                                                              3,270,187
                                                                                                            -------------
                    INDUSTRIAL & COMMERCIAL -- 6.5%
                    Aerospace & Military Technology -- 2.9%
                    AlliedSignal, Inc. ....................................................        3,000        230,250
                    Boeing Co. ............................................................        2,084        219,341
                    United Technologies Corp. .............................................        3,400        273,275

                    Business Services -- 1.6%
                    American Disposal Services, Inc.+......................................        5,000        100,000
                    Republic Industries, Inc.+.............................................        5,000        120,312
                    USA Waste Services, Inc.+..............................................        5,000        181,250

                    Electrical Equipment -- 0.7%
                    General Electric Co....................................................        3,000        181,125

                    Machinery -- 0.8%
                    Deere & Co. ...........................................................        4,000        204,500

                    Multi-Industry -- 0.5%
                    Rockwell International Corp. ..........................................        2,000        129,000
                                                                                                            -------------
                                                                                                              1,639,053
                                                                                                            -------------
                    INFORMATION & ENTERTAINMENT -- 5.5%
                    Broadcasting & Media -- 1.5%
                    AirTouch Communications, Inc.+.........................................        5,000        139,375
                    Time Warner, Inc. .....................................................        5,000        232,500

                                                           ---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- (continued)
                    Leisure & Tourism -- 4.0%
                    Carnival Corp. Class A.................................................        3,000    $   114,000
                    Delta Air Lines, Inc. .................................................        4,000        375,000
                    HFS, Inc.+.............................................................        5,000        269,375
                    McDonald's Corp. ......................................................        5,000        251,250
                                                                                                            -------------
                                                                                                              1,381,500
                                                                                                            -------------
                    INFORMATION TECHNOLOGY -- 13.9%
                    Communication Equipment -- 2.4%
                    Ericsson (L.M.) Telecommunications Co., Class B ADR+...................        6,000        213,750
                    Nokia Corp., Class A ADR...............................................        3,000        198,000
                    Tellabs, Inc.+.........................................................        4,000        201,000

                    Computers & Business Equipment -- 5.4%
                    Compaq Computer Corp.+.................................................        2,000        216,500
                    Dell Computer Corp. ...................................................        3,000        337,500
                    Gateway 2000, Inc.+....................................................        2,000        132,750
                    Hewlett-Packard Co. ...................................................        2,000        103,000
                    Honeywell, Inc. .......................................................        3,000        218,250
                    International Business Machines Corp. .................................        4,000        346,000

                    Electronics -- 4.3%
                    Intel Corp. ...........................................................        1,500        227,250
                    Motorola, Inc. ........................................................       10,000        663,750
                    Texas Instruments, Inc. ...............................................        2,000        179,750

                    Software -- 1.0%
                    Microsoft Corp.+ ......................................................        2,000        248,000

                    Telecommunications -- 0.8%
                    Lucent Technologies, Inc. .............................................        3,324        211,489
                                                                                                            -------------
                                                                                                              3,496,989
                                                                                                            -------------
                    MATERIALS -- 6.2%
                    Chemicals -- 2.1%
                    du Pont (E.I.) de Nemours & Co. .......................................        1,500        163,313
                    Monsanto Co. ..........................................................        6,000        264,000
                    Morton International, Inc. ............................................        3,000         96,750

                    Forest Products -- 1.5%
                    International Paper Co. ...............................................        5,000        240,000
                    Owens-Illinois, Inc.+..................................................        5,000        154,375

                    Metals & Minerals -- 2.6%
                    Crown, Cork & Seal Co., Inc. ..........................................        3,000        174,750
                    Martin Marietta Materials, Inc. .......................................        4,000        115,000
                    Aluminum Co. of America................................................        5,000        368,125
                                                                                                            -------------
                                                                                                              1,576,313
                                                                                                            -------------
                    REAL ESTATE -- 0.3%
                    Real Estate Investment Trusts -- 0.3%
                    Westfield America, Inc.................................................        5,000         76,250
                                                                                                            -------------
                    UTILITIES -- 1.3%
                    Gas & Pipeline Utilities -- 0.6%
                    U.S. Filter Corp.+.....................................................        5,000        157,500

---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES (continued)
                    Telephone -- 0.7%
                    GTE Corp. .............................................................        4,200    $   185,325
                                                                                                            -------------
                                                                                                                342,825
                                                                                                            -------------
                    TOTAL COMMON STOCK (cost $15,610,046)..................................                  16,982,080
                                                                                                            -------------

                                                                                              PRINCIPAL
                                            BONDS & NOTES -- 19.1%                              AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 2.9%
                    Automotive -- 2.9%
                    Chrysler Corp. 7.45% 2027..............................................   $  750,000        724,545
                                                                                                            ------------
                    U.S. GOVERNMENT -- 16.2%
                    U.S. Treasury Bonds & Notes -- 16.2%
                    United States Treasury Notes 6.25% 2002................................      500,000        494,845
                    United States Treasury Notes 6.25% 2007................................      750,000        729,375
                    United States Treasury Notes 6.50% 2006................................    1,000,000        987,810
                    United States Treasury Notes 6.63% 2002................................      250,000        251,093
                    United States Treasury Notes 6.63% 2002................................      500,000        502,185
                    United States Treasury Notes 6.63% 2007................................      500,000        498,515
                    United States Treasury Bonds 6.63% 2027................................      650,000        626,236
                                                                                                            ------------
                                                                                                              4,090,059
                                                                                                            ------------
                    TOTAL BONDS & NOTES (cost $4,850,894)..................................                   4,814,604
                                                                                                            ------------
                    TOTAL INVESTMENT SECURITIES (cost $20,460,940).........................                  21,796,684
                                                                                                            ------------

                                                       REPURCHASE AGREEMENT -- 15.5%
                    ----------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 15.5%
                    Joint Repurchase Agreement Account (Note 3)
                      (cost $3,891,000)....................................................    3,891,000      3,891,000
                                                                                                            ------------
                    TOTAL INVESTMENTS --
                      (cost $24,351,940)                                102.0%                               25,687,684
                    Liabilities in excess of other assets --             (2.0)                                 (504,900)
                                                                        ------                              ------------
                    NET ASSETS --                                       100.0%                              $25,182,784
                                                                        ======                              ============


              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    BALANCED/PHOENIX INVESTMENT
    COUNSEL PORTFOLIO                       INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                            COMMON STOCK -- 54.7%                              SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 4.4%
                    Apparel & Textiles -- 1.0%
                    NIKE, Inc. Class B ...................................................        13,350    $   760,950

                    Retail -- 3.4%
                    CVS Corp. ............................................................         8,000        383,000
                    Home Depot, Inc. .....................................................         6,500        409,500
                    Lowe's Cos., Inc. ....................................................         9,300        366,188
                    Safeway, Inc.+ .......................................................        15,000        675,000
                    Staples, Inc.+ .......................................................        43,550        958,100
                                                                                                            -----------
                                                                                                              3,552,738
                                                                                                            -----------
                    CONSUMER STAPLES -- 6.7%
                    Food, Beverage & Tobacco -- 2.3%
                    PepsiCo, Inc. ........................................................        30,000      1,102,500
                    Philip Morris Cos., Inc. .............................................        18,500        814,000

                    Household Products -- 4.4%
                    Colgate-Palmolive Co. ................................................        19,000      1,178,000
                    Gillette Co. .........................................................        13,600      1,208,700
                    Kimberly-Clark Corp. .................................................        10,400        521,300
                    Procter & Gamble Co. .................................................         4,800        661,800
                                                                                                            -----------
                                                                                                              5,486,300
                                                                                                            -----------
                    ENERGY -- 6.7%
                    Energy Services -- 5.5%
                    Baker Hughes, Inc. ...................................................        10,800        405,000
                    Exxon Corp. ..........................................................        30,100      1,783,425
                    Halliburton Co. ......................................................        10,000        773,750
                    Noble Drilling Corp.+ ................................................        15,200        330,600
                    Royal Dutch Petroleum Co. ADR ........................................         2,100        410,025
                    Schlumberger Ltd. ....................................................         4,000        476,500
                    Transocean Offshore, Inc. ............................................         4,250        293,250

                    Energy Sources -- 1.2%
                    Anadarko Petroleum Corp. .............................................         6,300        396,900
                    Columbia Gas Systems, Inc. ...........................................         3,200        206,000
                    ENSCO International, Inc.+ ...........................................         7,600        379,050
                                                                                                            -----------
                                                                                                              5,454,500
                                                                                                            -----------
                    FINANCE -- 6.1%
                    Banks -- 2.7%
                    Citicorp..............................................................         6,600        754,875
                    Mellon Bank Corp. ....................................................         8,000        700,000
                    NationsBank Corp. ....................................................        13,000        765,375

                    Financial Services -- 1.6%
                    American Express Co. .................................................         2,200        152,900
                    Franklin Resources, Inc. .............................................         6,900        446,775
                    MBNA Corp. ...........................................................         7,350        248,981
                    Price (T. Rowe) Associates, Inc. .....................................         8,850        435,863

---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Insurance -- 1.8%
                    Allstate Corp. .......................................................        11,300    $   831,962
                    Hartford Financial Services Group, Inc. ..............................         8,400        655,200
                                                                                                            -----------
                                                                                                              4,991,931
                                                                                                            -----------
                    HEALTHCARE -- 10.1%
                    Drugs -- 4.6%
                    Amgen, Inc.+..........................................................        13,900        929,562
                    Bristol-Myers Squibb Co. .............................................        13,000        953,875
                    Lilly (Eli) & Co. ....................................................         2,900        269,700
                    Merck & Co., Inc. ....................................................         8,700        781,913
                    Pfizer, Inc. .........................................................         8,000        823,000

                    Health Services -- 1.1%
                    Columbia/HCA Healthcare Corp. ........................................        24,300        889,987

                    Medical Products -- 4.4%
                    Abbott Laboratories, Inc. ............................................         8,800        554,400
                    Baxter International, Inc. ...........................................        16,300        859,825
                    Boston Scientific Corp.+..............................................        15,697        837,827
                    HBO & Co. ............................................................         9,000        577,125
                    Johnson & Johnson Co. ................................................        13,300        796,338
                                                                                                            -----------
                                                                                                              8,273,552
                                                                                                            -----------
                    INDUSTRIAL & COMMERCIAL -- 5.9%
                    Aerospace & Military Technology -- 0.5%
                    United Technologies Corp. ............................................         5,000        401,875

                    Business Services -- 0.8%
                    Cardinal Health, Inc. ................................................         7,700        448,525
                    Philip Services Corp.+................................................        15,200        222,300

                    Electrical Equipment -- 1.5%
                    General Electric Co. .................................................        20,000      1,207,500

                    Machinery -- 2.0%
                    Deere & Co. ..........................................................         7,100        362,987
                    Perkin-Elmer Corp. ...................................................        17,300      1,314,800

                    Multi-Industry -- 0.8%
                    Tyco International Ltd. ..............................................        10,300        654,050

                    Transportation -- 0.3%
                    Tidewater, Inc. ......................................................         5,800        244,325
                                                                                                            -----------
                                                                                                              4,856,362
                                                                                                            -----------
                    INFORMATION & ENTERTAINMENT -- 2.5%
                    Broadcasting & Media -- 1.2%
                    Gannett Co., Inc. ....................................................         4,300        397,750
                    New York Times Co. Class A ...........................................         7,500        345,469
                    Time Warner, Inc. ....................................................         4,900        227,850

                    Leisure & Tourism -- 1.3%
                    Disney (Walt) Co. ....................................................         4,600        376,625
                    HFS, Inc.+............................................................        13,450        724,619
                                                                                                            -----------
                                                                                                              2,072,313
                                                                                                            -----------
                    INFORMATION TECHNOLOGY -- 9.2%
                    Communication Equipment -- 1.9%
                    Ascend Communications, Inc.+..........................................        17,250        961,687
                    Lucent Technologies, Inc. ............................................         8,900        566,263

                                                           ---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY (continued)
                    Computers & Business Equipment -- 1.2%
                    Honeywell, Inc. ......................................................         5,200    $   378,300
                    International Business Machines Corp. ................................         6,800        588,200

                    Electronics -- 3.0%
                    Altera Corp. .........................................................         3,000        159,000
                    Intel Corp. ..........................................................         9,430      1,428,645
                    Micron Technology, Inc................................................         7,200        306,000
                    Philips Electronics NV ADR ...........................................         2,700        151,200
                    Sundstrand Corp. .....................................................         3,900        194,025
                    Texas Instruments, Inc. ..............................................         2,600        233,675

                    Software -- 3.1%
                    Cisco Systems, Inc.+ .................................................         9,700        657,175
                    Microsoft Corp. ......................................................        15,000      1,860,000
                                                                                                            -----------
                                                                                                              7,484,170
                                                                                                            -----------
                    MATERIALS -- 0.5%
                    Chemicals -- 0.5%
                    Monsanto Co. .........................................................         3,800        167,200
                    Praxair, Inc. ........................................................         5,100        268,388
                                                                                                            -----------
                                                                                                                435,588
                                                                                                            -----------
                    REAL ESTATE -- 0.6%
                    Real Estate Investment Trusts -- 0.6%
                    Crescent Real Estate Equities.........................................         5,900        160,775
                    Redwood Trust Inc. ...................................................         6,000        342,750
                                                                                                            -----------
                                                                                                                503,525
                                                                                                            -----------
                    UTILITIES -- 2.0%
                    Gas & Pipeline Utilities -- 0.6%
                    U.S. Filter Corp.+....................................................        14,200        447,300

                    Telephone -- 1.4%
                    Ameritech Corp. ......................................................         2,500        163,750
                    Bell Atlantic Corp. ..................................................         9,700        679,000
                    SBC Communications, Inc. .............................................         5,500        321,750
                                                                                                            -----------
                                                                                                              1,611,800
                                                                                                            -----------
                    TOTAL COMMON STOCK (cost $40,816,332).................................                   44,722,779
                                                                                                            -----------

                                                                                              PRINCIPAL
                                            BONDS & NOTES -- 33.9%                             AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    FINANCE -- 3.8%
                    Financial Services -- 3.8%
                    Airplane Pass Through Trust 10.88% 2019...............................   $   100,000        111,421
                    APP International Finance Co. 11.75% 2005.............................       185,000        199,338
                    Astra Over Seas Finance BV 8.75% 2003*................................       115,000        116,026
                    CS First Boston Mortgage Securities Corp. 7.18% 2027(1)...............       300,000        296,625
                    DLJ Mortgage Acceptance Corp. 7.58% 2028*.............................       100,000        102,344
                    First Union-Lehman Brothers Commercial Mortgage Trust 7.43% 2007......       140,000        141,181
                    Fleetwood Credit Grantor Trust 6.90% 2012.............................        85,821         85,987
                    GE Capital Mortgage Services, Inc. 7.25% 2026.........................       297,510        288,561
                    Nationslink Funding Corp. 7.69% 2005..................................       250,000        255,820
                    Residential Asset Securitization Trust 8.00% 2026.....................       255,832        258,190

---------------------

                                                                                              PRINCIPAL
                                          BONDS & NOTES (continued)                            AMOUNT          VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Financial Services (continued)
                    Residential Funding Mortgage Securities 6.75% 2011....................   $   286,296    $   278,244
                    Residential Funding Mortgage Securities 7.10% 2026....................       200,000        192,578
                    Residential Funding Mortgage Securities 7.25% 2026....................       296,984        287,796
                    Resolution Trust Corp. 6.80% 2027.....................................       188,590        180,546
                    Structured Asset Securities Corp. 8.00% 2026..........................       300,000        298,734
                                                                                                            -----------
                                                                                                              3,093,391
                                                                                                            -----------
                    INFORMATION TECHNOLOGY -- 0.4%
                    Electronics -- 0.4%
                    ADT Operations, Inc. zero coupon 2010.................................       400,000        329,000
                                                                                                            -----------
                    MATERIALS -- 0.5%
                    Forest Products -- 0.5%
                    Buckeye Cellulose Corp. 8.50% 2005....................................       300,000        297,000
                    Buckeye Cellulose Corp. 9.25% 2008....................................       100,000        102,500
                                                                                                            -----------
                                                                                                                399,500
                                                                                                            -----------
                    MUNICIPAL BONDS -- 1.5%
                    Municipal Bonds -- 1.5%
                    Kern County California Pension Obligation 7.26% 2014..................       220,000        213,052
                    Long Beach California Pension Obligation 6.87% 2006...................        30,000         29,178
                    Miami Beach Florida Special Obligation 8.60% 2021.....................       430,000        449,875
                    Newport News 7.05% 2025...............................................       250,000        228,047
                    Orange County California Pension Obligation 7.62% 2008................       160,000        162,264
                    San Bernardino County California Financing Authority 6.87% 2008.......        15,000         14,556
                    San Bernardino County California Financing Authority 6.94% 2009.......        35,000         33,908
                    University Miami Florida Exchange Revenue 7.65% 2020..................        80,000         79,987
                    Ventura County California Pension 6.54% 2005..........................        30,000         28,528
                                                                                                            -----------
                                                                                                              1,239,395
                                                                                                            -----------
                    NON-U.S. GOVERNMENT OBLIGATIONS -- 2.8%
                    Foreign Government -- 2.8%
                    Columbia Republic 7.63% 2007..........................................       300,000        288,420
                    Compania Sud Americana 7.38% 2003.....................................        50,000         49,071
                    Federative Republic of Brazil 5.25% 2024(2)...........................       300,000        198,000
                    Federative Republic of Brazil 6.88% 2024(2)...........................       270,000        223,762
                    Republic of Argentina 5.25% 2023(2)...................................       475,000        320,625
                    Republic of Argentina 6.38% 2023(2)...................................       295,000        252,225
                    Republic of Venezuela 6.44% 2020......................................       250,000        215,937
                    Republic of Venezuela (Oil Warrants Attached) 6.75% 2020..............       250,000        189,063
                    United Mexican States zero coupon 2019................................       250,000        230,469
                    United Mexican States 6.25% 2019......................................       300,000        222,750
                    United Mexican States 7.88% 2001*.....................................       100,000        100,745
                                                                                                            -----------
                                                                                                              2,291,067
                                                                                                            -----------
                    REAL ESTATE -- 0.3%
                    Real Estate Companies -- 0.3%
                    Green Tree Financial Corp. 7.40% 2027.................................       125,000        125,566
                    Green Tree Financial Corp. 7.60% 2027.................................       125,000        124,766
                                                                                                            -----------
                                                                                                                250,332
                                                                                                            -----------
                    U.S. GOVERNMENT & AGENCIES -- 24.6%
                    U.S. Government & Agencies -- 24.6%
                    Government National Mortgage Association 6.50% 2023...................       259,456        247,700
                    Government National Mortgage Association 6.50% 2026...................       332,726        314,736
                    United States Treasury Bonds Strip zero coupon 2022...................    13,800,000      2,322,954
                    United States Treasury Bonds 6.00% 2026...............................       335,000        294,854
                    United States Treasury Bonds 7.63% 2025...............................       150,000        161,695

                                                           ---------------------

                                                                                              PRINCIPAL
                                          BONDS & NOTES (continued)                            AMOUNT          VALUE
                    ----------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT & AGENCIES (continued)
                    United States Treasury Notes 5.75% 2000...............................   $   350,000    $   343,109
                    United States Treasury Notes 6.38% 2000...............................     3,500,000      3,501,645
                    United States Treasury Notes 6.50% 2002...............................     5,800,000      5,797,274
                    United States Treasury Notes 6.50% 2005...............................     1,450,000      1,437,312
                    United States Treasury Notes 6.50% 2006...............................     3,895,000      3,847,520
                    United States Treasury Notes 6.75% 2000...............................     1,200,000      1,212,192
                    United States Treasury Notes 6.88% 2000...............................       450,000        455,976
                    United States Treasury Notes 7.50% 2005...............................       200,000        210,282
                                                                                                            -----------
                                                                                                             20,147,249
                                                                                                            -----------
                    TOTAL BONDS & NOTES (cost $27,627,074)................................                   27,749,934
                                                                                                            -----------
                    TOTAL INVESTMENT SECURITIES (cost $68,443,406)........................                   72,472,713
                                                                                                            -----------
                                        SHORT-TERM SECURITIES -- 18.2%
                    ----------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 15.5%
                    AT&T Co. 5.40% due 6/2/97.............................................     3,740,000      3,739,439
                    Ciesco L.P. 5.60% due 6/16/97.........................................     1,060,000      1,057,527
                    CXC, Inc. 5.65% due 6/2/97............................................     1,450,000      1,449,772
                    Enterprise Capital Funding Corp. 5.54% due 7/7/97.....................     2,815,000      2,799,405
                    Pfizer, Inc. 5.50% due 6/2/97.........................................       880,000        879,865
                    Preferred Receivables Funding 5.58% due 6/12/97.......................     1,000,000        998,295
                    Private Export Funding Corp. 5.50% due 6/18/97........................       600,000        598,442
                    Private Export Funding Corp. 5.60% due 7/28/97........................     1,000,000        991,133
                    Shell Oil Co. 5.48% due 6/26/97.......................................       200,000        199,239
                                                                                                            -----------
                                                                                                             12,713,117
                                                                                                            -----------
                    FEDERAL AGENCY OBLIGATIONS -- 1.2%
                    Federal Home Loan Mortgage Discount Notes 5.49% due 6/13/97...........       620,000        618,866
                    Federal National Mortgage Association Discount Notes 5.46% due
                      6/16/97.............................................................       370,000        369,158
                                                                                                            -----------
                                                                                                                988,024
                                                                                                            -----------
                    U.S. GOVERNMENT -- 1.5%
                    United States Treasury Bills 4.90% due 7/17/97........................     1,185,000      1,177,580
                                                                                                            -----------
                    TOTAL SHORT-TERM SECURITIES (cost $14,878,721)........................                   14,878,721
                                                                                                            -----------
                    TOTAL INVESTMENTS --
                      (cost $83,322,127)                              106.8%                                 87,351,434
                    Total written call options --                       0.0                                     (13,406)
                    Liabilities in excess of other assets --           (6.8)                                 (5,522,559)
                                                                     -------                                -----------
                    NET ASSETS --                                     100.0%                                $81,815,469
                                                                     =======                                ===========

              -----------------------------

              +   Non-income producing securities

              *   Resale restricted to qualified institutional buyers

              (1) Fair valued security; see Note 2

              (2) Variable rate security; rate as of May 31, 1997

              ADR -- American Depository Receipt

                    OPEN COVERED WRITTEN CALL OPTIONS
                    ----------------------------------------------------------------------------------------------------------

                                                                      SHARES SUBJECT     EXPIRATION    EXERCISE
                                     CALL OPTIONS                        TO CALL           DATE         PRICE         VALUE
                    ----------------------------------------------------------------------------------------------------------
                    International Business Machines Corp. ........         3,600         July 1997     $  90.00      $(11,250)
                    Intel Corp. ..................................         1,500         July 1997       180.00        (2,156)
                                                                                                                    ----------
                                                                                                                     $(13,406)
                                                                                                                    ==========

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ASSET ALLOCATION PORTFOLIO              INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                            COMMON STOCK -- 60.7%                             SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 6.7%
                    Apparel & Textiles -- 0.5%
                    Fruit of The Loom, Inc.+.............................................        58,700    $  2,047,163

                    Automotive -- 3.2%
                    Auto Desk, Inc. .....................................................        32,700       1,271,212
                    Ford Motor Co. ......................................................       124,000       4,650,000
                    Goodyear Tire & Rubber Co. ..........................................       127,400       7,452,900

                    Housing -- 1.8%
                    Centex Corp. ........................................................        80,700       3,217,913
                    Lennar Corp. ........................................................       161,800       4,247,250

                    Retail -- 1.2%
                    Fleming Cos., Inc. ..................................................       254,200       4,829,800
                                                                                                           ------------
                                                                                                             27,716,238
                                                                                                           ------------
                    CONSUMER STAPLES -- 5.3%
                    Food, Beverage & Tobacco -- 2.7%
                    Philip Morris Cos., Inc. ............................................       135,200       5,948,800
                    Supervalu, Inc. .....................................................       147,200       4,912,800

                    Household Products -- 2.6%
                    Sunbeam Corp. .......................................................       318,200      10,739,250
                                                                                                           ------------
                                                                                                             21,600,850
                                                                                                           ------------
                    ENERGY -- 3.9%
                    Energy Services -- 2.7%
                    Texaco, Inc. ........................................................        37,600       4,103,100
                    Tosco Corp. .........................................................       222,400       7,255,800

                    Energy Sources -- 1.2%
                    Atlantic Richfield Co. ..............................................        33,400       4,859,700
                                                                                                           ------------
                                                                                                             16,218,600
                                                                                                           ------------
                    FINANCE -- 12.5%
                    Banks -- 5.4%
                    BankAmerica Corp. ...................................................        42,600       4,978,875
                    Chase Manhattan Corp. ...............................................        71,200       6,728,400
                    Fleet Financial Group, Inc. .........................................        39,500       2,414,437
                    NationsBank Corp. ...................................................        38,500       2,266,688
                    Republic New York Corp. .............................................        59,200       5,905,200

                    Financial Services -- 1.8%
                    Dean Witter, Discover & Co. .........................................       182,500       7,528,125

                    Insurance -- 5.3%
                    Aetna, Inc. .........................................................        74,500       7,524,500
                    CIGNA Corp. .........................................................        51,500       8,948,125
                    Lincoln National Corp. ..............................................        49,600       3,019,400
                    Loews Corp. .........................................................        21,800       2,120,050
                                                                                                           ------------
                                                                                                             51,433,800
                                                                                                           ------------

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    HEALTHCARE -- 4.7%
                    Health Services -- 3.7%
                    Columbia/HCA Healthcare Corp. .......................................       101,700    $  3,724,763
                    Foundation Health Systems, Inc. .....................................       130,500       3,898,687
                    Tenet Healthcare Corp.+..............................................       279,300       7,680,750

                    Medical Products -- 1.0%
                    Baxter International, Inc. ..........................................        75,000       3,956,250
                                                                                                           -------------
                                                                                                             19,260,450
                                                                                                           -------------
                    INDUSTRIAL & COMMERCIAL -- 9.6%
                    Aerospace & Military Technology -- 6.3%
                    Lear Corp.+..........................................................       268,900      10,285,425
                    Lockheed Martin Corp. ...............................................        91,800       8,594,775
                    McDonnell Douglas Corp. .............................................        73,500       4,731,562
                    Northrop Grumman Corp. ..............................................        29,400       2,491,650

                    Business Services -- 0.3%
                    Hertz Corp. .........................................................        31,700       1,085,725

                    Transportation -- 3.0%
                    AMR Corp.+...........................................................        50,400       5,008,500
                    Canadian Pacific Ltd. ...............................................       127,900       3,389,350
                    CNF Transportation, Inc. ............................................       117,600       3,792,600
                                                                                                           -------------
                                                                                                             39,379,587
                                                                                                           -------------
                    INFORMATION & ENTERTAINMENT -- 3.1%
                    Broadcasting & Media -- 0.4%
                    Time Warner, Inc. ...................................................        31,300       1,455,450

                    Leisure & Tourism -- 2.7%
                    Brunswick Corp. .....................................................        27,900         850,950
                    Continental Airlines, Inc. ..........................................       176,400       6,174,000
                    Royal Caribbean Cruises Ltd. ........................................       119,100       4,153,613
                                                                                                           -------------
                                                                                                             12,634,013
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 4.7%
                    Communication Equipment -- 1.2%
                    Bay Networks, Inc.+..................................................       203,800       4,993,100

                    Computers & Business Equipment -- 1.3%
                    Quantum Corp.+.......................................................       141,900       5,516,363

                    Electronics -- 2.2%
                    Avnet, Inc. .........................................................       142,000       8,946,000
                                                                                                           -------------
                                                                                                             19,455,463
                                                                                                           -------------
                    MATERIALS -- 6.8%
                    Chemicals -- 2.2%
                    Geon Co. ............................................................       154,700       3,364,725
                    Union Carbide Corp. .................................................       123,400       5,768,950

                    Forest Products -- 3.8%
                    Georgia-Pacific Corp. ...............................................        61,400       5,418,550
                    Owens-Illinois, Inc.+................................................       137,000       4,229,875
                    Stone Container Corp. ...............................................       423,300       5,820,375

                    Metals & Minerals -- 0.8%
                    AK Steel Holding Corp. ..............................................        84,900       3,300,487
                                                                                                           -------------
                                                                                                             27,902,962
                                                                                                           -------------

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES -- 3.4%
                    Electric Utilities -- 3.4%
                    Long Island Lighting Co. ............................................       188,600    $  4,361,375
                    Unicom Corp. ........................................................       424,800       9,664,200
                                                                                                           -------------
                                                                                                             14,025,575
                                                                                                           -------------
                    TOTAL COMMON STOCK (cost $205,359,357)...............................                   249,627,538
                                                                                                           -------------
                                           PREFERRED STOCK -- 0.3%
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT -- 0.3%
                    Broadcasting & Media -- 0.1%
                    Time Warner, Inc. Series M 10.25%....................................           265         292,064

                    Leisure & Tourism -- 0.2%
                    Royal Caribbean Cruises Ltd. Series A 7.25%..........................        16,000         980,000
                                                                                                           -------------
                    TOTAL PREFERRED STOCK (cost $1,066,351)..............................                     1,272,064
                                                                                                           -------------
                                                                                             PRINCIPAL
                                           BONDS & NOTES -- 35.3%                             AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 0.7%
                    Apparel & Textiles -- 0.4%
                    Polysindo Eka Perkasa zero coupon 1998(1)............................   $ 1,000,000         857,000
                    Polysindo Eka Perkasa zero coupon 1998...............................     1,000,000         896,250

                    Automotive -- 0.1%
                    Chrysler Corp. 7.45% 2097............................................       190,000         180,620

                    Housing -- 0.2%
                    United States Home Corp. 7.95% 2001..................................       605,000         589,875
                    USI American Holdings, Inc. 7.25% 2006...............................       240,000         238,256
                                                                                                           -------------
                                                                                                              2,762,001
                                                                                                           -------------
                    CONSUMER STAPLES -- 0.5%
                    Food, Beverage & Tobacco -- 0.5%
                    Ceval Alimentos 11.13% 2004*.........................................       300,000         311,625
                    Instituto Fomento Industrial 8.38% 2001*.............................       190,000         193,206
                    RJR Nabisco, Inc. 8.00% 2001.........................................       280,000         281,305
                    RJR Nabisco, Inc. 8.63% 2002.........................................     1,200,000       1,223,988
                                                                                                           -------------
                                                                                                              2,010,124
                                                                                                           -------------
                    ENERGY -- 0.8%
                    Energy Services -- 0.6%
                    Arkla, Inc. 8.88% 1999...............................................       675,000         705,017
                    Edison Mission Energy Funding Corp. 6.77% 2003*......................       255,846         253,795
                    Oryx Energy Co. 9.50% 1999...........................................       910,000         954,208
                    Tosco Corp. 7.00% 2000...............................................       550,000         552,051
                    YPF Sociedad Anonima 7.50% 2002......................................        89,905          91,138

                    Energy Sources -- 0.2%
                    Empresa Col de Petroleos 7.25% 1998..................................       240,000         239,052
                    Triton Energy Ltd. 8.75% 2002........................................       700,000         705,250
                                                                                                           -------------
                                                                                                              3,500,511
                                                                                                           -------------
                    FINANCE -- 8.5%
                    Banks -- 1.7%
                    Auburn Hills Trust 12.00% 2020.......................................       170,000         248,865
                    Banco Nacional de Comercio Exterior SNC 8.63% 2000*..................       160,000         164,900
                    BankAmerica Corp. 9.75% 2000.........................................       400,000         432,532

                                                           ---------------------

                                                                                             PRINCIPAL
                                          BONDS & NOTES (continued)                           AMOUNT           VALUE
                    ----------------------------------------------------------------------------------------------------

                    FINANCE (continued)
                    Banks (continued)
                    Capital One Bank 6.60% 2001..........................................   $ 1,870,000    $  1,825,457
                    Capital One Bank 6.66% 2000..........................................       150,000         148,105
                    Capital One Bank 6.75% 2000..........................................     1,000,000         994,270
                    Capital One Bank 6.88% 2000..........................................       850,000         851,096
                    Continental Bank NA 11.25% 2001......................................       300,000         314,676
                    Continental Bank NA 12.50% 2001......................................       450,000         532,107
                    Security Pacific Corp. 11.50% 2000...................................       600,000         683,760
                    Signet Banking Corp. 9.63% 1999......................................       775,000         815,827

                    Financial Services -- 6.7%
                    Airplanes Pass Through Trust, Class C 8.15% 2019*....................       195,000         200,554
                    APP International Finance Co. 8.30% 1999.............................       450,000         445,500
                    APP International Finance Co. 10.25% 2000............................       600,000         613,781
                    Asset Securitization Corp. 6.88% 2026(1).............................       900,000         892,547
                    Asset Securitization Corp. 7.49% 2027(1).............................     1,450,000       1,475,601
                    Autoflow 1996 A Grantor Trust 7.48% 2002*(1).........................     1,697,900       1,715,410
                    Bear Stearns Mortgage Securities, Inc. 6.75% 2008....................     1,000,959         953,175
                    Case Equipment Loan Trust 7.30% 2002.................................       294,372         297,154
                    Chevy Chase Auto Receivables 5.80% 2002..............................       209,782         208,928
                    Conseco Financing Trust I 8.70% 2026.................................       690,000         693,457
                    Countrywide Capital I 8.00% 2026.....................................       600,000         569,430
                    Countrywide Funding Corp. 8.43% 1999.................................       450,000         467,770
                    Countrywide Funding Corp. 7.73% 2001.................................       300,000         308,673
                    DGS International Finance Co. BV 10.00% 2007*........................       200,000         202,000
                    Discover Card Master Trust I 5.73% 2004(2)...........................       300,000         302,343
                    Discover Card Master Trust I 5.93% 2013(2)...........................     2,000,000       2,009,360
                    Fasco Grantor Trust 6.65% 2001.......................................     1,349,785       1,360,246
                    Fingerhut Financial Services 6.45% 2002..............................       920,000         920,285
                    First Union-Lehman Brothers Commercial Mortgage Trust 7.30%
                      2029(1)............................................................     1,050,000       1,060,828
                    Ford Capital BV 9.50% 2001...........................................       800,000         870,488
                    Ford Credit Auto Loan Master Trust 6.50% 2002........................       550,000         546,563
                    G.E. Capital Mortgage Services, Inc. 6.50% 2024......................       637,890         527,650
                    General Motors Acceptance Corp. 5.63% 2001...........................       750,000         720,532
                    Guangdong Enterprises Ltd. 8.88% 2007*...............................       330,000         332,063
                    H&T Master Trust 8.00% 2002*(1)......................................       900,000         899,156
                    Imexsa Export Trust 10.13% 2003*.....................................       300,000         313,500
                    JP Morgan Commercial Mortgage Finance Corp. 7.32% 2028(1)............     1,400,000       1,408,750
                    Morgan Stanley Capital I 7.46% 2006(1)...............................     1,400,000       1,428,000
                    National Financiera, Inc. 8.44% 1998(2)..............................       600,000         607,875
                    Nacional Financiera, Inc. 9.00% 1999.................................        50,000          51,070
                    Navistar Financial Corp. 6.55% 2001..................................       221,329         222,159
                    NWA Trust 8.26% 2006.................................................       251,940         262,915
                    Premier Auto Trust 4.90% 1998........................................        79,371          79,074
                    PXRE Capital Trust I 8.85% 2027*.....................................       265,000         267,006
                    Sears Credit Account Master Trust 6.20% 2006.........................       700,000         688,625
                    Sears Credit Account Master Trust 8.10% 2004.........................       700,000         721,000
                    Standard Credit Card Master Trust 6.25% 1998.........................       260,000         260,325
                    Standard Credit Card Master Trust 8.25% 2003.........................     1,010,000       1,062,702
                    Standard Credit Card Master Trust 8.25% 2007.........................     1,610,000       1,710,625

                    Insurance -- 0.1%
                    Conseco, Inc. 10.50% 2004............................................       500,000         582,865
                                                                                                           -------------
                                                                                                             35,271,580
                                                                                                           -------------
                    HEALTHCARE -- 0.1%
                    Health Services -- 0.1%
                    Tenet Healthcare Corp. 9.63% 2002....................................       240,000         258,000
                                                                                                           -------------

---------------------

                                                                                             PRINCIPAL
                                          BONDS & NOTES (continued)                           AMOUNT           VALUE
                    ----------------------------------------------------------------------------------------------------

                    INDUSTRIAL & COMMERCIAL -- 0.5%
                    Aerospace & Military Technology -- 0.0%
                    Tevecap SA 12.63% 2004*..............................................   $   200,000    $    213,500

                    Business Services -- 0.4%
                    Hertz Corp. 7.00% 2003...............................................       750,000         736,185
                    Loewen Group International, Inc. 7.75% 2001*.........................       650,000         654,712
                    Multicanal Participacoes SA 12.63% 2004*.............................       200,000         226,500

                    Transportation -- 0.1%
                    Newport News Shipbuilding, Inc. 8.63% 2006...........................       210,000         214,200
                                                                                                           -------------
                                                                                                              2,045,097
                                                                                                           -------------
                    INFORMATION & ENTERTAINMENT -- 3.2%
                    Broadcasting & Media -- 2.5%
                    Bonos Del Tesoro 8.75% 2002(1).......................................       150,000         148,350
                    CBS 7.75% 1999.......................................................       740,000         748,636
                    Grupo Televisa SA 11.38% 2003........................................       160,000         174,700
                    Innova S de R.L. 12.88% 2007*........................................       270,000         280,125
                    NWCG Holding Corp. zero coupon 1999..................................     1,200,000       1,042,500
                    Poland Communications, Inc. 9.88% 2003...............................       410,000         403,768
                    Rogers Cablesystems Ltd. 9.63% 2002..................................       440,000         456,500
                    Rogers Cantel Mobile Communications, Inc. 11.13% 2002................       250,000         260,625
                    Tele-Communications, Inc. 9.65% 2003.................................       375,000         396,990
                    Time Warner, Inc. 7.95% 2000.........................................     4,345,000       4,455,580
                    Time Warner, Inc. 9.63% 2002.........................................       850,000         935,442
                    United International Holdings, Inc. zero coupon 1999.................       210,000         159,600
                    Viacom, Inc. 9.13% 1999..............................................       325,000         333,125
                    Viacom, Inc. 10.25% 2001.............................................       175,000         187,250

                    Leisure & Tourism -- 0.7%
                    America West Airlines 8.16% 2002.....................................     1,669,676       1,626,932
                    Blockbuster Entertainment Corp. 6.63% 1998...........................       580,000         580,209
                    Norwest Airlines Corp. 8.97% 2015....................................       868,304         899,484
                                                                                                           -------------
                                                                                                             13,089,816
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 0.7%

                    Communication Equipment -- 0.4%
                    TCI Communications, Inc. 6.82% 2010..................................        95,000          94,840
                    TCI Communications, Inc. 6.28% 2003(2)...............................     1,650,000       1,650,708

                    Computers & Business Equipment -- 0.1%
                    Comdisco, Inc. 5.75% 2001............................................       500,000         480,980

                    Telecommunications -- 0.2%
                    360 Communications Co. 7.13% 2003....................................       850,000         839,341
                                                                                                           -------------
                                                                                                              3,065,869
                                                                                                           -------------
                    MATERIALS -- 0.3%
                    Forest Products -- 0.2%
                    Grupo Industrial Durango SA de CV 12.00% 2001........................       320,000         348,000
                    Grupo Industrial Durango SA de CV 12.63% 2003........................       120,000         133,800
                    Owens-Illinois, Inc. 10.00% 2002.....................................       150,000         158,250
                    PT Indah Kiat Pulp & Paper Corp. 8.88% 2000..........................        20,000          19,863

                    Metals & Minerals -- 0.1%
                    Acindar Industria Argentina de Aceros SA 11.75% 1998.................       190,000         193,800
                    Altos Hornos de Mexico SA 11.38% 2002*...............................       170,000         179,456
                    Cemex S.A. de CV 10.00% 1999.........................................        60,000          62,163
                    Industrias Metalurgicas Pescarmona SA 9.50% 2002*....................       410,000         209,475
                                                                                                           -------------
                                                                                                              1,304,807
                                                                                                           -------------

                                                           ---------------------

                                                                                             PRINCIPAL
                                          BONDS & NOTES (continued)                           AMOUNT           VALUE
                    ----------------------------------------------------------------------------------------------------

                    NON-U.S. GOVERNMENT OBLIGATIONS -- 2.5%
                    Foreign Government -- 2.5%
                    City of Moscow 9.50% 2000*...........................................   $   270,000    $    269,460
                    Province of Quebec 13.25% 2014.......................................       625,000         733,912
                    Republic of Argentina 3.36% 2001(2)..................................       780,000         962,520
                    Republic of Argentina 5.63% 2000.....................................     1,720,000         730,484
                    Republic of Argentina 8.85% 1998(1)(2)...............................       215,550         217,637
                    Republic of Argentina 5.70% 2002(2)..................................       110,000         127,902
                    Republic of Argentina 8.85% 1998(1)(2)...............................       207,000         209,004
                    Republic of Argentina 5.50% 2000................................(YEN)    60,000,000         540,232
                    Republic of Brazil 6.50% 2001(2).....................................       487,200         490,489
                    Republic of Panama 7.03% 2002........................................     1,869,229       1,845,303
                    Rio de Janeiro 10.38% 1999...........................................       240,000         247,050
                    State of Israel 6.38% 2005...........................................       635,000         596,919
                    United Kingdom Gilt-Edged Bonds 8.00% 2003......................(GBP)     1,700,000       2,895,673
                    United Mexican States 7.63% 2001*(2).................................       370,000         372,312
                                                                                                           -------------
                                                                                                             10,238,897
                                                                                                           -------------
                    REAL ESTATE -- 0.3%
                    Real Estate Investment Trusts -- 0.3%
                    Chelsea GCA Realty, Inc. 7.75% 2001..................................       570,000         575,546
                    Tanger Properties Ltd. 8.75% 2001....................................       560,000         567,700
                                                                                                           -------------
                                                                                                              1,143,246
                                                                                                           -------------
                    U.S. GOVERNMENT & AGENCIES -- 16.8%
                    U.S. Government & Agencies -- 16.8%
                    Federal Home Loan Mortgage Corp. 5.40% 2018..........................     2,000,000       1,929,360
                    Federal Home Loan Mortgage Corp. 5.50% 2008..........................     1,971,071       1,798,977
                    Federal Home Loan Mortgage Corp. 6.00% 2008..........................     1,000,000         935,282
                    Federal Home Loan Mortgage Corp. 6.00% 2016@.........................     1,564,526       1,537,147
                    Federal Home Loan Mortgage Corp. 6.35% 2018..........................     3,000,000       2,940,930
                    Federal Home Loan Mortgage Corp. 7.50% TBA...........................     2,000,000       2,010,620
                    Federal National Mortgage Association zero coupon 2023...............     1,500,000       1,263,270
                    Federal National Mortgage Association 6.50% 2025.....................     2,009,084       1,904,230
                    Federal National Mortgage Association 6.50% TBA......................     5,000,000       4,920,300
                    Federal National Mortgage Association 7.00% 2024.....................     1,190,641       1,082,435
                    Federal National Mortgage Association 7.00% TBA......................     3,000,000       2,919,360
                    Federal National Mortgage Association 7.50% TBA......................     5,000,000       4,979,650
                    Federal National Mortgage Association 8.50% TBA......................     2,000,000       2,067,500
                    Government National Mortgage Association 7.00% 2023..................     3,932,722       3,852,807
                    Government National Mortgage Association 7.50% 2023..................       893,570         894,964
                    Government National Mortgage Association 7.50% TBA...................     3,000,000       2,987,790
                    Government National Mortgage Association 8.00% 2026..................       921,224         937,344
                    Government National Mortgage Association 8.00% TBA...................     6,000,000       6,105,000
                    United States Treasury Bonds 7.63% 2025..............................     1,520,000       1,638,514
                    United States Treasury Bonds 7.88% 2021@.............................       280,000         307,782
                    United States Treasury Bonds 8.75% 2017..............................       600,000         712,596
                    United States Treasury Bonds 8.75% 2020..............................     9,890,000      11,844,857
                    United States Treasury Bonds Strip zero coupon 2019..................        40,000           8,235
                    United States Treasury Bonds Strip zero coupon 2020..................     7,920,000       1,574,179
                    United States Treasury Bonds Strip zero coupon 2017..................        50,000          12,058
                    United States Treasury Bonds Strip zero coupon 2005..................     1,000,000         589,650
                    United States Treasury Notes 5.63% 2000..............................     1,000,000         975,620
                    United States Treasury Notes 6.88% 1999..............................     1,700,000       1,721,522
                    United States Treasury Notes 7.88% 2004..............................     4,300,000       4,611,062
                                                                                                           -------------
                                                                                                             69,063,041
                                                                                                           -------------

---------------------

                                                                                             PRINCIPAL
                                          BONDS & NOTES (continued)                           AMOUNT           VALUE
                    ----------------------------------------------------------------------------------------------------

                    UTILITIES -- 0.4%
                    Electric Utilities -- 0.4%
                    Central Maine Power Co. 7.45% 1999...................................   $   885,000    $    876,707
                    Cleveland Electric Illuminating Co. 9.38% 2017.......................       190,000         195,611
                    Korea Electric Power Corp. 7.40% 2016................................       615,510         619,819

                    Gas & Pipeline Utilities -- 0.0%
                    Bridas Corp. 9.50% 1999*.............................................       130,000         133,088
                    Bridas Corp. 12.50% 1999.............................................        60,000          65,705
                                                                                                           -------------
                                                                                                              1,890,930
                                                                                                           -------------
                    TOTAL BONDS & NOTES (cost $145,606,912)..............................                   145,643,919
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $352,032,620)......................                   396,543,521
                                                                                                           -------------
                                        SHORT-TERM SECURITIES -- 1.8%
                    ----------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 0.7%
                    Arkla, Inc. 9.20% due 12/18/97.......................................       250,000         253,102
                    First USA Bank 6.13% due 10/30/97....................................       270,000         269,887
                    General Motors Acceptance Corp. 7.63% due 3/9/98.....................       585,000         591,090
                    Kmart Corp. 8.70% due 8/1/97.........................................       700,000         700,847
                    Tele-Communications, Inc. 7.13% due 2/2/98...........................     1,000,000       1,003,400
                                                                                                           -------------
                                                                                                              2,818,326
                                                                                                           -------------
                    FOREIGN SHORT-TERM NOTES -- 1.1%
                    Argentina Treasury Bill zero coupon due 10/17/97.....................     1,060,000       1,032,943
                    Banco de Brasil 9.50% due 8/28/97....................................        80,000          80,100
                    Banco Nacional De Comercio 10.63% due 6/23/97*.......................        50,000          50,163
                    Banco Nacional de Desernvolvimento Economico e Social 10.38% due
                      4/27/98............................................................       220,000         224,174
                    Comision Federal de Electric 8.00% due 8/4/97(1).....................       550,000         550,687
                    Empresas Ica Sociedad ADS 9.75% due 2/11/98..........................       460,000         464,895
                    Nacional Financiera 5.88% due 2/17/98................................       310,000         306,900
                    Nacional Financiera 8.13% due 4/9/98*................................       160,000         160,900
                    Petroleo Brasileiros SA 7.25% due 2/6/98.............................       250,000         249,625
                    Telecom Brasil 10.00% due 6/16/97....................................       250,000         250,273
                    Telecomunicacoes Brasileiras SA 10.38% due 9/9/97....................       350,000         352,014
                    Telecomunicacoes Brasileiras SA 10.00% due 10/22/97..................       380,000         380,018
                    Transportacion Maritima Mexican SA 9.75% due 10/28/97................       260,000         263,088
                                                                                                           -------------
                                                                                                              4,365,780
                                                                                                           -------------
                    TOTAL SHORT-TERM SECURITIES (cost $7,177,736)........................                     7,184,106
                                                                                                           -------------

                                                           ---------------------

                                                                                             PRINCIPAL
                                        REPURCHASE AGREEMENT -- 8.4%                          AMOUNT           VALUE
                    ----------------------------------------------------------------------------------------------------

                    REPURCHASE AGREEMENT -- 8.4%
                    Agreement with State Street Bank and Trust, Co., bearing interest of
                      5.45% dated 5/30/97, to be repurchased 6/2/97 in the amount of
                      $34,616,499 and collateralized by $24,780,000 U.S. Treasury Bonds
                      12.00% due 8/15/13 @ (cost $34,601,000)............................   $34,601,000    $ 34,601,000
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $393,811,356)                            106.5%                                 438,328,627
                    Total currency swap agreement, at value(3) --     (0.1)                                     (55,157)
                    Liabilities in excess of other assets --          (6.4)                                 (26,568,148)
                                                                     ------                                -------------
                    NET ASSETS --                                    100.0%                                $411,705,322
                                                                     ======                                ==============


              -----------------------------

              +   Non-income producing securities

              *   Resale restricted to qualified institutional buyers

              (1) Fair valued security; see Note 2

              (2) Variable rate security; rate as of May 31, 1997

              (3) The Portfolio entered into a currency swap agreement with
                  Swiss Bank Corporation ("Swiss Bank"). Under the agreement the Portfolio will pay Swiss Bank 3,300,000 Yen each year commencing September 6, 1997 until September 6, 2000, with an additional payment of 60,000,000 Yen due September 6, 2000. In return, Swiss Bank will pay the Portfolio $21,570 on March 6 and September 6 each year commencing March 6, 1997 until September 6, 2000 with an additional payment of $488,003 due September 6, 2000.

              ADS -- American Depository Shares

              TBA  -- Securities purchased on a forward commitment basis with an approximate principal amount and no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

              GBP  -- Pound Sterling

              JPY  -- Japanese Yen

              @ The security or a portion thereof represents collateral for the currency swap agreement and the following open futures contracts:

                    OPEN FUTURES CONTRACTS
                    -----------------------------------------------------------------------------------------------------------

                                                                                                                   UNREALIZED
                    NUMBER OF                                    EXPIRATION      VALUE AT       VALUE AS OF      APPRECIATION/
                    CONTRACTS            DESCRIPTION                DATE        TRADE DATE     MAY 31, 1997       DEPRECIATION
                    -----------------------------------------------------------------------------------------------------------
                       4 Long   90 Day Euro Dollar...........  December 1997    $  936,030      $   937,700        $    1,670
                       5 Long   90 Day Euro Dollar...........  June 1997         1,171,470        1,177,313             5,843
                       5 Long   90 Day Euro Dollar...........  June 1998         1,209,907        1,206,250            (3,657)
                      14 Long   90 Day Euro Dollar...........  September 1997    3,286,243        3,290,175             3,932
                       5 Long   90 Day Euro Dollar...........  September 1998    1,172,657        1,167,875            (4,782)
                       4 Long   90 Day Euro Dollar...........  September 1998      935,725          935,300              (425)
                      10 Long   U.S. 2 Year Note.............  June 1997         2,062,408        2,059,532            (2,876)
                      50 Long   U.S. 10 Year Note............  June 1997         5,380,690        5,376,565            (4,125)
                      11 Long   U.S. Treasury Bond...........  June 1997         1,192,444        1,210,344            17,900
                                                                                                                 --------------
                                Net Unrealized Appreciation...................................................     $   13,480
                                                                                                                 =============

---------------------

                                    OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                    ------------------------------------------------------------------------
                         CONTRACT                IN            DELIVERY     GROSS UNREALIZED
                        TO DELIVER          EXCHANGE FOR         DATE         APPRECIATION

                    ------------------------------------------------------------------------
                    *AUD     3,786,000     USD   3,005,138      06/16/97       $  121,183
                     GBP     1,841,591     USD   3,031,370      08/15/97           23,836
                                                                                ---------
                                                                                  145,019
                                                                                ---------
                    ------------------------------------------------------------------------
                         CONTRACT                IN            DELIVERY     GROSS UNREALIZED
                        TO DELIVER          EXCHANGE FOR         DATE         DEPRECIATION
                    ------------------------------------------------------------------------
                    *USD     2,891,368     AUD   3,786,000      06/16/97           (7,414)
                                                                                ---------
                               Net Unrealized Appreciation..............       $  137,605
                                                                                =========

              -----------------------------
              Represents open forward foreign currency and offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

              AUD -- Australian Dollar
              GBP  -- Pound Sterling
              USD  -- United States Dollar

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    UTILITY PORTFOLIO                       INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                             COMMON STOCK -- 77.0%                              SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 0.6%
                    Automotive -- 0.6%
                    Ford Motor Co. ........................................................        2,000    $    75,000
                                                                                                            -------------
                    CONSUMER STAPLES -- 2.0%
                    Food, Beverage & Tobacco -- 2.0%
                    Philip Morris Cos., Inc. ..............................................        6,400        281,600
                                                                                                            -------------
                    ENERGY -- 0.6%
                    Energy Services -- 0.6%
                    Exxon Corp. ...........................................................        1,500         88,875
                                                                                                            -------------
                    FINANCE -- 1.7%
                    Banks -- 1.7%
                    Mellon Bank Corp. .....................................................        1,400        122,500
                    National Australia Bank Ltd. ..........................................        4,400        118,800
                                                                                                            -------------
                                                                                                                241,300
                                                                                                            -------------
                    INDUSTRIAL & COMMERCIAL -- 1.2%
                    Business Services -- 1.2%
                    Browning-Ferris Industries, Inc. ......................................        4,800        161,400
                                                                                                            -------------
                    INFORMATION TECHNOLOGY -- 1.5%
                    Telecommunications -- 1.5%
                    Societa Finanziaria Telefonica.........................................       53,600        210,357
                                                                                                            -------------
                    REAL ESTATE -- 2.8%
                    Real Estate Investment Trusts -- 2.8%
                    Meditrust Corp. .......................................................       10,700        394,562
                                                                                                            -------------
                    UTILITIES -- 66.6%
                    Electric Utilities -- 40.1%
                    China Light & Power Co., Ltd. .........................................       25,000        125,186
                    CINergy Corp. .........................................................        5,600        196,000
                    CMS Energy Corp. ......................................................       12,300        413,587
                    DPL, Inc. .............................................................       15,100        360,512
                    DQE, Inc. .............................................................       12,300        345,937
                    Duke Power Co. ........................................................        9,200        414,000
                    Empresa Nacional De Electricidad ADR+..................................        9,800        220,500
                    FPL Group, Inc.+ ......................................................        9,200        427,800
                    GPU, Inc. .............................................................        6,300        220,500
                    Illinova Corp. ........................................................       11,800        258,125
                    Korea Electric Power Corp. ADR.........................................        4,800         87,000
                    National Power PLC Corp................................................        8,100        291,600
                    NIPSCO Industries, Inc. ...............................................        8,500        344,250
                    Pacificorp.............................................................       11,100        220,613
                    Pinnacle West Capital Corp. ...........................................       12,800        376,000
                    Portland General Corp. ................................................        4,300        172,000
                    Southern Co. ..........................................................       13,700        291,125

---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES (continued)
                    Electric Utilities (continued)
                    Teco Energy, Inc. .....................................................       13,100    $   325,863
                    Telecomunicacoes Brasileras SA ADR.....................................        2,000        274,750
                    Texas Utilities Co. ...................................................        7,900        271,563

                    Gas & Pipeline Utilities -- 7.6%
                    American Water Works, Inc. ............................................        1,900         40,850
                    MCN Corp. .............................................................       10,600        314,025
                    New Jersey Resources Corp. ............................................        1,100         34,237
                    Pacific Enterprises....................................................        8,900        291,475
                    PanEnergy Corp. .......................................................        3,800        177,650
                    Williams Cos., Inc. ...................................................        4,750        209,594

                    Telephone -- 18.9%
                    Ameritech Corp. .......................................................        6,600        432,300
                    BellSouth Corp. .......................................................        9,300        421,987
                    GTE Corp. .............................................................        9,300        410,363
                    MCI Communications Corp. ..............................................        9,900        379,913
                    Nippon Telegraph & Telephone Corp.+....................................           14        133,448
                    SBC Communications, Inc. ..............................................        7,630        446,355
                    Sprint Corp. ..........................................................        8,700        425,212
                                                                                                            -------------
                                                                                                              9,354,320
                                                                                                            -------------
                    TOTAL COMMON STOCK (cost $10,172,513)..................................                  10,807,414
                                                                                                            -------------

                                                          PREFERRED STOCK -- 16.1%
                    ----------------------------------------------------------------------------------------------------
                    FINANCE -- 7.2%
                    Financial Services -- 6.1%
                    Merrill Lynch & Co., Inc. 6.25%........................................        3,600        145,350
                    Merrill Lynch & Co., Inc. 6.50%........................................        3,900        302,250
                    Salomon, Inc. 6.25%....................................................        2,700        164,025
                    Salomon, Inc. 7.63%....................................................        2,800         82,250
                    Tosco Financing Trust 5.75%............................................        2,900        169,106

                    Insurance -- 1.1%
                    Aetna, Inc. 6.25%......................................................        1,600        148,000
                                                                                                            -------------
                                                                                                              1,010,981
                                                                                                            -------------
                    INDUSTRIAL & COMMERCIAL -- 1.0%
                    Business Services -- 1.0%
                    Amcor Ltd. 7.25% ......................................................        1,400         72,800
                    Ikon Office Solutions, Inc. 5.04%......................................          800         61,000
                                                                                                            -------------
                                                                                                                133,800
                                                                                                            -------------
                    INFORMATION & ENTERTAINMENT -- 0.6%
                    Broadcasting & Media -- 0.6%
                    Hollinger International, Inc. 9.75%....................................        7,800         85,800
                                                                                                            -------------
                    INFORMATION TECHNOLOGY -- 2.9%
                    Communication Equipment -- 0.9%
                    TCI Pacific Communications, Inc. 5.00%.................................        1,300        131,788

                    Computers & Business Equipment -- 2.0%
                    Microsoft Corp. 2.20%..................................................        3,200        275,600
                                                                                                            -------------
                                                                                                                407,388
                                                                                                            -------------

                                                           ---------------------

                                          PREFERRED STOCK (continued)                           SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    MATERIALS -- 0.8%
                    Metals & Minerals -- 0.8%
                    Coeur D' Alene Mines Corp. 7.00%.......................................        6,800    $   113,050
                                                                                                            ------------
                    UTILITIES -- 2.5%
                    Energy Services -- 0.5%
                    Calenergy Capital Trust I 6.25%........................................        1,200         69,600

                    Gas & Pipeline Utilities -- 2.0%
                    MCN Financing III 8.00%................................................          700         36,925
                    Williams Cos., Inc. 3.50%..............................................        2,400        248,400
                                                                                                            ------------
                                                                                                                354,925
                                                                                                            ------------
                    INFORMATION & ENTERTAINMENT -- 1.1%
                    Broadcasting & Media -- 1.1%
                    AirTouch Communications, Inc. 4.25%....................................        3,200        155,200
                                                                                                            ------------
                    TOTAL PREFERRED STOCK (cost $2,126,850)................................                   2,261,144
                                                                                                            ------------

                                                                                              PRINCIPAL
                                           CONVERTIBLE BONDS -- 3.5%                            AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    HEALTHCARE -- 2.5%
                    Drugs -- 2.1%
                    Alza Corp. 5.00% 2006..................................................   $  165,000        165,000
                    Roche Holdings, Inc. zero coupon 2012*.................................      300,000        122,812

                    Health Services -- 0.4%
                    Tenet Healthcare Corp. 6.00% 2005......................................       50,000         61,000
                                                                                                            ------------
                                                                                                                348,812
                                                                                                            ------------
                    INFORMATION TECHNOLOGY -- 0.8%
                    Electronics -- 0.8%
                    Solectron Corp. 6.00% 2006.............................................      100,000        117,250
                                                                                                            ------------
                    UTILITIES -- 0.2%
                    Electric Utilities -- 0.2%
                    Korea Electric Power Corp. ADR 5.00% 2001..............................       30,000         29,100
                                                                                                            ------------
                    TOTAL CONVERTIBLE BONDS (cost $474,933)................................                     495,162
                                                                                                            ------------
                    TOTAL INVESTMENT SECURITIES (cost $12,774,296).........................                  13,563,720
                                                                                                            ------------
                                                       SHORT-TERM SECURITIES -- 10.4%
                    ----------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 10.4%
                    Cayman Island Time Deposit with State Street Bank & Trust Co.
                      4.50% due 6/2/97 (cost $1,453,000)...................................    1,453,000      1,453,000
                                                                                                            ------------
                    TOTAL INVESTMENTS --
                      (cost $14,227,296)                                107.0%                               15,016,720
                    Liabilities in excess of other assets --             (7.0)                                (975,990)
                                                                        ------                              ------------
                    NET ASSETS --                                       100.0%                              $14,040,730
                                                                        ======                             =============


              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              * Resale restricted to qualified institutional buyers

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH-INCOME PORTFOLIO                 INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                            COMMON STOCK -- 89.9%                             SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    CONSUMER DISCRETIONARY -- 5.0%
                    Apparel & Textiles -- 0.4%
                    Reebok International Ltd. ...........................................        40,000    $  1,640,000

                    Automotive -- 1.3%
                    Federal-Mogul Corp. .................................................        75,000       2,184,375
                    Harley-Davidson, Inc.................................................        50,000       2,237,500
                    Magna International, Inc. Class A ADR................................        30,000       1,612,500

                    Retail -- 3.3%
                    Dayton Hudson Corp. .................................................        70,000       3,368,750
                    Federated Department Stores, Inc.+...................................        79,700       2,948,900
                    Kohl's Corp.+........................................................        40,000       2,155,000
                    Kroger Co.+..........................................................        80,000       2,050,000
                    Sears, Roebuck & Co. ................................................        55,000       2,701,875
                    Shaw Industries, Inc. ...............................................       145,000       1,812,500
                                                                                                             ----------
                                                                                                             22,711,400
                                                                                                             ----------
                    CONSUMER STAPLES -- 12.8%
                    Food, Beverage & Tobacco -- 7.3%
                    Campbell Soup Co. ...................................................        76,000       3,496,000
                    Coca-Cola Co. .......................................................       170,000      11,602,500
                    Nabisco Holdings Corp. Class A.......................................        45,000       1,783,125
                    Philip Morris Cos., Inc. ............................................       360,000      15,840,000

                    Household Products -- 5.5%
                    Colgate-Palmolive Co. ...............................................        75,000       4,650,000
                    Gillette Co. ........................................................        72,700       6,461,212
                    Procter & Gamble Co. ................................................        66,000       9,099,750
                    Sunbeam Corp. .......................................................        75,000       2,531,250
                    United States Industries, Inc.+......................................        55,200       1,966,500
                                                                                                             ----------
                                                                                                             57,430,337
                                                                                                             ----------
                    ENERGY -- 6.7%
                    Energy Services -- 5.8%
                    BJ Services Co.+.....................................................        38,000       2,099,500
                    Exxon Corp. .........................................................       149,400       8,851,950
                    Schlumberger Ltd. ...................................................        36,000       4,288,500
                    Texaco, Inc. ........................................................       100,000      10,912,500

                    Energy Sources -- 0.9%
                    Apache Corp. ........................................................        55,000       1,883,750
                    Transocean Offshore, Inc. ...........................................        33,000       2,277,000
                                                                                                             ----------
                                                                                                             30,313,200
                                                                                                             ----------

                    FINANCE -- 15.9%
                    Banks -- 4.0%
                    Chase Manhattan Corp. ...............................................        56,000       5,292,000
                    First Bank Systems, Inc. ............................................        37,000       3,034,000
                    First Chicago Corp. .................................................        68,052       4,032,081
                    First Union Corp. ...................................................        66,900       5,745,037

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Financial Services -- 8.7%
                    American Express Co. ................................................        70,000    $  4,865,000
                    Dean Witter, Discover & Co. .........................................       100,000       4,125,000
                    Federal Home Loan Mortgage Corp. ....................................        70,000       2,310,000
                    Federal National Mortgage Association................................       120,000       5,235,000
                    First Data Corp. ....................................................        58,000       2,320,000
                    Household International, Inc. .......................................        26,500       2,603,625
                    MBNA Corp. ..........................................................       120,000       4,065,000
                    Merrill Lynch & Co., Inc. ...........................................        53,000       5,618,000
                    Morgan Stanley Group, Inc. ..........................................        34,100       2,301,750
                    Penncorp Financial Group, Inc. ......................................        60,000       2,047,500
                    Travelers Group, Inc. ...............................................        69,400       3,808,325

                    Insurance -- 3.2%
                    American International Group, Inc. ..................................        42,000       5,685,750
                    Hartford Financial Services Group, Inc. .............................        28,000       2,184,000
                    NAC Reinsurance Corp. ...............................................        40,000       1,595,000
                    PMI Group, Inc. .....................................................        48,300       2,650,463
                    Travelers Property Casualty Corp. Class A............................        55,000       2,117,500
                                                                                                             ----------
                                                                                                             71,635,031
                                                                                                             ----------
                    HEALTHCARE -- 12.0%
                    Drugs -- 7.0%
                    Biogen, Inc.+........................................................        40,000       1,327,500
                    GelTex Pharmaceuticals, Inc.+........................................       100,000       1,900,000
                    Merck & Co., Inc. ...................................................       110,900       9,967,138
                    Pfizer, Inc. ........................................................        70,000       7,201,250
                    Schering-Plough Corp. ...............................................        72,500       6,579,375
                    Smithkline Beecham PLC ADR...........................................        50,000       4,375,000

                    Health Services -- 1.4%
                    Columbia/HCA Healthcare Corp. .......................................       105,000       3,845,625
                    Oxford Health Plans, Inc.+...........................................        33,000       2,326,500

                    Medical Products -- 3.6%
                    Abbott Laboratories, Inc. ...........................................        88,000       5,544,000
                    Boston Scientific Corp.+.............................................        39,000       2,081,625
                    Johnson & Johnson Co. ...............................................        94,000       5,628,250
                    Medtronic, Inc. .....................................................        41,000       3,034,000
                                                                                                             ----------
                                                                                                             53,810,263
                                                                                                             ----------

                    INDUSTRIAL & COMMERCIAL -- 10.4%
                    Aerospace & Military Technology -- 2.8%
                    AlliedSignal, Inc. ..................................................        90,000       6,907,500
                    General Dynamics Corp. ..............................................        35,000       2,620,625
                    United Technologies Corp. ...........................................        38,000       3,054,250

                    Business Services -- 0.7%
                    Republic Industries, Inc.+...........................................        50,000       1,203,125
                    USA Waste Services, Inc.+............................................        50,000       1,812,500

                    Electrical Equipment -- 3.6%
                    General Electric Co. ................................................       270,000      16,301,250

                    Machinery -- 1.6%
                    Applied Materials, Inc.+.............................................        45,000       2,936,250
                    Case Corp. ..........................................................        33,000       1,947,000
                    Centocor, Inc.+......................................................        70,200       2,474,550

                    Multi-Industry -- 0.6%
                    Tyco International Ltd. .............................................        45,900       2,914,650

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL (continued)
                    Transportation -- 1.1%
                    CNF Transportation, Inc. ............................................        80,000    $  2,580,000
                    Union Pacific Corp. .................................................        33,000       2,235,750
                                                                                                             ----------
                                                                                                             46,987,450
                                                                                                             ----------
                    INFORMATION & ENTERTAINMENT -- 5.4%
                    Broadcasting & Media -- 2.1%
                    Gannett Co., Inc. ...................................................        30,000       2,775,000
                    New York Times Co. Class A...........................................        40,000       1,842,500
                    Reuters Holdings PLC ADR.............................................        40,000       2,738,125
                    Tele-Communications, Inc. Class A+...................................        96,975       2,115,267

                    Leisure & Tourism -- 3.3%
                    Carnival Corp. Class A...............................................        62,200       2,363,600
                    Disney (Walt) Co. ...................................................        76,000       6,222,500
                    La Quinta Inns, Inc. ................................................        60,000       1,380,000
                    McDonald's Corp. ....................................................        95,000       4,773,750
                                                                                                             ----------
                                                                                                             24,210,742
                                                                                                             ----------
                    INFORMATION TECHNOLOGY -- 15.7%
                    Communication Equipment -- 2.1%
                    ADC Telecommunications, Inc.+........................................        65,000       2,226,250
                    Cox Communications, Inc. Class A+....................................       100,000       2,187,500
                    Northern Telecom Ltd. ...............................................        23,400       1,965,600
                    Tellabs, Inc.+.......................................................        57,000       2,864,250

                    Computers & Business Equipment -- 2.7%
                    Compaq Computer Corp.+...............................................        42,400       4,589,800
                    Dell Computer Corp.+ ................................................        50,000       5,625,000
                    Seagate Technology, Inc.+............................................        50,000       2,031,250

                    Electronics -- 4.8%
                    Altera Corp.+........................................................        66,000       3,498,000
                    Intel Corp. .........................................................        90,000      13,635,000
                    National Semiconductor Corp.+........................................        85,000       2,390,625
                    Solectron Corp.+.....................................................        35,000       2,187,500

                    Software -- 4.6%
                    Cisco Systems, Inc.+.................................................        60,000       4,065,000
                    Microsoft Corp.+.....................................................        97,000      12,028,000
                    Netscape Communications Corp.+.......................................        30,000         886,875
                    Oracle Systems Corp.+................................................        85,000       3,963,125

                    Telecommunications -- 1.5%
                    Lucent Technologies, Inc. ...........................................        70,000       4,453,750
                    Teleport Communications Group Class A+...............................        70,000       2,117,500
                                                                                                             ----------
                                                                                                             70,715,025
                                                                                                             ----------
                    MATERIALS -- 2.6%
                    Chemicals -- 2.0%
                    Eastman Kodak Co.....................................................        42,000       3,480,750
                    Monsanto Co..........................................................       120,000       5,280,000

                    Metals & Minerals -- 0.6%
                    Crown, Cork & Seal Co., Inc. ........................................        32,800       1,910,600
                    Kaiser Aluminum Corp. ...............................................        70,000         805,000
                                                                                                             ----------
                                                                                                             11,476,350
                                                                                                             ----------
                    REAL ESTATE -- 0.5%
                    Real Estate Investment Trusts -- 0.5%
                    Starwood Lodging Trust...............................................        57,000       2,123,250
                                                                                                             ----------

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES -- 2.9%
                    Electric Utilities -- 1.5%
                    FPL Group, Inc. .....................................................       145,000    $  6,742,500

                    Gas & Pipeline Utilities -- 0.7%
                    CMS Energy Corp......................................................       100,000       3,362,500

                    Telephone -- 0.7%
                    WorldCom, Inc.+......................................................       105,000       3,110,625
                                                                                                             ----------
                                                                                                             13,215,625
                                                                                                             ----------
                    TOTAL INVESTMENT SECURITIES (cost $299,068,333)......................                   404,628,673
                                                                                                             ----------

                                                                                             PRINCIPAL
                                       SHORT-TERM SECURITIES -- 10.7%                         AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 10.4%
                    Cayman Island Time Deposit with State Street Bank & Trust Co.
                      5.25% due 6/2/97 @.................................................   $46,665,000      46,665,000
                                                                                                             ----------
                    U.S. GOVERNMENT -- 0.3%
                    United States Treasury Bills 4.68% due 6/19/97 @.....................       390,000         389,087
                    United States Treasury Bills 5.02% due 6/19/97 @.....................        45,000          44,887
                    United States Treasury Bills 5.05% due 6/19/97 @.....................       455,000         453,851
                    United States Treasury Bills 5.07% due 6/19/97 @.....................       215,000         214,455
                    United States Treasury Bills 5.24% due 6/19/97 @.....................       320,000         319,162
                                                                                                             ----------
                                                                                                              1,421,442
                                                                                                             ----------
                    TOTAL SHORT-TERM SECURITIES (cost $48,086,442).......................                    48,086,442
                                                                                                             ----------
                    TOTAL INVESTMENTS --
                      (cost $347,154,775)                            100.6%                                 452,715,115
                    Liabilities in excess of other assets --          (0.6)                                 (2,596,717)
                                                                     ------                                  ----------
                    NET ASSETS --                                    100.0%                                $450,118,398
                                                                     ======                                  ==========


              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              @ The security or a portion thereof represents collateral for the following open futures contracts:

                    OPEN FUTURES CONTRACTS
                    ---------

                    NUMBER OF                                             EXPIRATION   VALUE AT    VALUE AS OF     UNREALIZED
                    CONTRACTS                 DESCRIPTION                    DATE     TRADE DATE   MAY 31, 1997   APPRECIATION
                    ---------
                     90 Long    Standard & Poor's 500 Index.............  June 1997   $36,835,450  $ 38,277,000    $1,441,550
                                                                                                                  ===========

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FEDERATED VALUE PORTFOLIO               INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                             COMMON STOCK -- 92.9%                              SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 11.1%
                    Apparel & Textiles -- 1.7%
                    Russell Corp. .........................................................       17,900    $   548,188

                    Automotive -- 3.6%
                    Borg-Warner Automotive, Inc. ..........................................       11,400        555,750
                    General Motors Corp. ..................................................        4,400        251,900
                    General Motors Corp., Class H..........................................        6,100        336,262

                    Retail -- 5.8%
                    Dayton Hudson Corp. ...................................................       14,000        673,750
                    Kmart Corp. ...........................................................       38,100        533,400
                    Wal-Mart Stores, Inc. .................................................       20,700        615,825
                                                                                                            -------------
                                                                                                              3,515,075
                                                                                                            -------------
                    CONSUMER STAPLES -- 9.5%
                    Food, Beverage & Tobacco -- 4.6%
                    CPC International, Inc. ...............................................        5,200        447,200
                    PepsiCo, Inc. .........................................................       16,400        602,700
                    Philip Morris Cos., Inc. ..............................................        4,600        202,400
                    RJR Nabisco Holdings Corp. ............................................        6,200        200,725

                    Household Products -- 4.9%
                    Kimberly-Clark Corp. ..................................................        6,100        305,763
                    Rubbermaid, Inc. ......................................................       23,100        643,912
                    Unilever NV ADR........................................................        3,100        600,625
                                                                                                            -------------
                                                                                                              3,003,325
                                                                                                            -------------
                    ENERGY -- 13.3%
                    Energy Services -- 5.5%
                    Chevron Corp. .........................................................        3,500        245,000
                    Exxon Corp. ...........................................................        5,800        343,650
                    Mobil Corp. ...........................................................        2,700        377,662
                    Occidental Petroleum Corp. ............................................        8,100        188,325
                    Royal Dutch Petroleum Co. ADR..........................................        1,800        351,450
                    Texaco, Inc. ..........................................................        2,100        229,163

                    Energy Sources -- 7.8%
                    Amerada Hess Corp. ....................................................        4,800        256,800
                    Coastal Corp. .........................................................        5,000        250,625
                    Columbia Gas Systems, Inc. ............................................        4,700        302,562
                    Houston Industries, Inc. ..............................................       11,800        244,850
                    Sun Co., Inc. .........................................................       14,600        436,175
                    Unocal Corp. ..........................................................        8,000        341,000
                    USX Marathon Group.....................................................       21,100        627,725
                                                                                                            -------------
                                                                                                              4,194,987
                                                                                                            -------------
                    FINANCE -- 14.0%
                    Banks -- 2.1%
                    National City Corp. ...................................................        5,300        272,950
                    Republic New York Corp. ...............................................        4,100        408,975

                                                           ---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Financial Services -- 5.7%
                    Bear Stearns Cos., Inc. ...............................................        8,500    $   276,250
                    Dean Witter, Discover & Co. ...........................................        9,100        375,375
                    Federal National Mortgage Association..................................        6,500        283,562
                    H&R Block, Inc. .......................................................       11,300        372,900
                    Nationwide Financial Services, Inc.+...................................        8,700        244,688
                    Travelers Group, Inc. .................................................        4,500        246,938

                    Insurance -- 6.2%
                    Allstate Corp. ........................................................        4,500        331,312
                    CIGNA Corp. ...........................................................        4,000        695,000
                    Loews Corp. ...........................................................        2,600        252,850
                    Marsh & McLennan Cos. .................................................        5,100        671,925
                                                                                                            -------------
                                                                                                              4,432,725
                                                                                                            -------------
                    HEALTHCARE -- 10.5%
                    Drugs -- 3.8%
                    American Home Products Corp. ..........................................        4,500        343,125
                    Bristol-Myers Squibb Co. ..............................................        7,600        557,650
                    Merck & Co., Inc. .....................................................        3,200        287,600

                    Health Services -- 3.6%
                    Columbia/HCA Healthcare Corp. .........................................        8,700        318,637
                    Healthsource, Inc.+....................................................       10,400        223,600
                    United Healthcare Corp. ...............................................        5,300        299,450
                    Vencor, Inc.+..........................................................        7,400        301,550

                    Medical Products -- 3.1%
                    Abbott Laboratories, Inc. .............................................        6,700        422,100
                    Biomet, Inc.+..........................................................       15,400        287,788
                    Tambrands, Inc. .......................................................        5,600        270,200
                                                                                                            -------------
                                                                                                              3,311,700
                                                                                                            -------------
                    INDUSTRIAL & COMMERCIAL -- 10.9%
                    Business Services -- 2.8%
                    Browning-Ferris Industries, Inc. ......................................       17,000        556,750
                    Centex Corp. ..........................................................        8,000        319,000

                    Electrical Equipment -- 1.4%
                    AMP, Inc. .............................................................       10,700        440,038

                    Machinery -- 2.2%
                    Ingersoll-Rand Co. ....................................................       12,600        686,700

                    Multi-Industry -- 1.9%
                    ITT Industries, Inc. ..................................................       24,400        603,900

                    Transportation -- 2.6%
                    AMR Corp.+.............................................................        4,900        486,937
                    CNF Transportation, Inc. ..............................................       10,900        351,525
                                                                                                            -------------
                                                                                                              3,444,850
                                                                                                            -------------
                    INFORMATION & ENTERTAINMENT -- 2.0%
                    Broadcasting & Media -- 2.0%
                    Readers Digest Association, Inc. ......................................       13,600        336,600
                    Viacom, Inc., Class A+.................................................        6,300        189,788
                    Viacom, Inc., Class B+.................................................        4,000        118,750
                                                                                                            -------------
                                                                                                                645,138
                                                                                                            -------------

---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY -- 10.1%
                    Computers & Business Equipment -- 5.6%
                    Cabletron Systems, Inc.+...............................................        8,800    $   387,200
                    Hewlett-Packard Co. ...................................................        4,100        211,150
                    International Business Machines Corp. .................................        3,600        311,400
                    Lexmark International Group, Inc.+.....................................       12,800        337,600
                    Storage Technology Corp.+..............................................       13,000        529,750

                    Electronics -- 0.9%
                    Intel Corp. ...........................................................        1,800        272,700

                    Telecommunications -- 3.6%
                    Lucent Technologies, Inc. .............................................        7,400        470,825
                    Tele-Communications TCI Group Class A+.................................       44,500        673,062
                                                                                                            -------------
                                                                                                              3,193,687
                                                                                                            -------------
                    MATERIALS -- 5.0%
                    Chemicals -- 2.4%
                    BetzDearbern, Inc. ....................................................        4,700        299,625
                    duPont (EI) de Nemours & Co. ..........................................        1,900        206,863
                    Morton International, Inc. ............................................        8,600        277,350

                    Forest Products -- 0.8%
                    Consolidated Papers, Inc. .............................................        4,600        250,700

                    Metals & Minerals -- 1.8%
                    USX-US Steel Group, Inc. ..............................................       17,600        567,600
                                                                                                            -------------
                                                                                                              1,602,138
                                                                                                            -------------
                    UTILITIES -- 6.5%
                    Gas & Pipeline Utilities -- 1.5%
                    Pacific Gas & Electric Co. ............................................       20,200        467,125

                    Telephone -- 5.0%
                    GTE Corp. .............................................................        8,500        375,063
                    MCI Communications Corp. ..............................................       16,000        614,000
                    SBC Communications, Inc. ..............................................       10,101        590,892
                                                                                                            -------------
                                                                                                              2,047,080
                                                                                                            -------------
                    TOTAL COMMON STOCK (cost $26,274,179)..................................                  29,390,705
                                                                                                            -------------

                                            PREFERRED STOCK -- 1.4%
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY -- 1.4%

                    Software -- 1.4%
                    Microsoft Corp. 2.20% (cost $414,669)..................................        5,100    $   439,237
                                                                                                            -------------
                    TOTAL INVESTMENT SECURITIES (cost $26,688,848).........................                  29,829,942
                                                                                                            -------------

                                                           ---------------------

                                                                                              PRINCIPAL
                                        SHORT-TERM SECURITIES -- 10.3%                          AMOUNT         VALUE
                    ----------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 10.3%
                    Cayman Island Time Deposit with State Street Bank & Trust Co.
                      4.50% due 6/2/97 (cost $3,252,000)...................................   $3,252,000    $ 3,252,000
                                                                                                            -------------
                    TOTAL INVESTMENTS --
                      (cost $29,940,848)                                104.6%                               33,081,942
                    Liabilities in excess of other assets --             (4.6)                               (1,464,423)
                                                                        ------                             -------------
                    NET ASSETS --                                       100.0%                              $31,617,519
                                                                        ======                             =============


              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    VENTURE VALUE PORTFOLIO                 INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                            COMMON STOCK -- 92.5%                             SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 3.0%
                    Automotive -- 0.5%
                    General Motors Corp. ................................................        61,100    $  3,497,975

                    Housing -- 2.0%
                    Masco Corp. .........................................................       401,900      15,623,863

                    Retail -- 0.5%
                    Harcourt General, Inc. ..............................................        79,800       3,780,525
                                                                                                           ------------
                                                                                                             22,902,363
                                                                                                           ------------
                    CONSUMER STAPLES -- 6.6%
                    Food, Beverage & Tobacco -- 6.3%
                    American Brands, Inc. ...............................................         4,200         205,800
                    Archer-Daniels-Midland Co. ..........................................       536,405      10,728,100
                    Coca-Cola Co. .......................................................       110,700       7,555,275
                    Nestle SA ADR .......................................................       106,400       6,618,644
                    Philip Morris Cos., Inc. ............................................       474,300      20,869,200
                    Tyson Foods, Inc., Class A ..........................................       129,900       2,662,950

                    Household Products -- 0.3%
                    Kimberly-Clark Corp. ................................................        43,200       2,165,400
                    Maytag Corp. ........................................................         4,200         112,350
                                                                                                           ------------
                                                                                                             50,917,719
                                                                                                           ------------
                    ENERGY -- 8.9%
                    Energy Services -- 7.7%
                    Amoco Corp. .........................................................         1,400         125,125
                    Burlington Resources, Inc. ..........................................       241,800      11,243,700
                    Chevron Corp. .......................................................         8,100         567,000
                    Cooper Cameron Corp.+ ...............................................        93,100       7,622,562
                    EVI, Inc. ...........................................................       160,000       6,020,000
                    Exxon Corp. .........................................................        24,800       1,469,400
                    Falcon Drilling Co., Inc.+ ..........................................        19,800         908,325
                    Halliburton Co. .....................................................       255,600      19,777,050
                    Mobil Corp. .........................................................         1,100         153,863
                    Schlumberger Ltd. ...................................................        75,300       8,970,112
                    Sonat, Inc. .........................................................         2,200         126,500
                    Tosco Corp. .........................................................        60,600       1,977,075

                    Energy Sources -- 1.2%
                    Amerada Hess Corp. ..................................................         1,800          96,300
                    Atlantic Richfield Co. ..............................................         2,400         349,200
                    Edison International ................................................           700          16,363
                    Noble Affiliates, Inc. ..............................................       214,857       9,050,851
                                                                                                           ------------
                                                                                                             68,473,426
                                                                                                           ------------
                    FINANCE -- 37.6%
                    Banks -- 11.3%
                    Banc One Corp. ......................................................       271,180      11,728,535
                    BankAmerica Corp. ...................................................       152,200      17,788,375
                    Barnett Banks, Inc. .................................................        93,600       4,925,700
                    Citicorp. ...........................................................       131,375      15,026,016
                    First Bank Systems, Inc. ............................................       133,200      10,922,400

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Banks (continued)
                    First Union Corp. ...................................................         2,000    $    171,750
                    Golden West Financial Corp. .........................................        73,900       5,006,725
                    Wells Fargo & Co. ...................................................        82,200      21,659,700

                    Financial Services -- 13.8%
                    American Express Co. ................................................       388,000      26,966,000
                    Dean Witter, Discover & Co. .........................................       231,100       9,532,875
                    Donaldson Lufkin & Jenrette, Inc. ...................................       137,500       7,235,937
                    Federal Home Loan Mortgage Corp. ....................................       343,000      11,319,000
                    Morgan (J.P.) & Co., Inc. ...........................................        82,600       8,879,500
                    Morgan Stanley Group, Inc. ..........................................       170,500      11,508,750
                    State Street Corp. ..................................................       239,000      10,665,375
                    TCF Financial Corp. .................................................        45,000       1,912,500
                    Travelers Group, Inc. ...............................................       331,233      18,176,411

                    Insurance -- 11.9%
                    20th Century Industries .............................................       149,100       2,870,175
                    Allstate Corp. ......................................................       209,595      15,431,432
                    American International Group, Inc. ..................................        42,600       5,766,975
                    Berkley (W.R.) Corp. ................................................       137,100       7,112,062
                    Chubb Corp. .........................................................       185,200      11,297,200
                    General Re Corp. ....................................................       164,000      28,741,000
                    NAC Reinsurance Corp. ...............................................        34,700       1,383,663
                    Progressive Corp., Ohio .............................................       103,100       8,157,787
                    Transatlantic Holdings, Inc. ........................................        91,300       8,182,762
                    UNUM Corp. ..........................................................        41,700       3,299,513

                    Investment Companies -- 0.6%
                    Morgan Stanley Asia-Pacific Fund ....................................       417,967       4,388,654
                                                                                                           ------------
                                                                                                            290,056,772
                                                                                                           ------------
                    HEALTHCARE -- 3.9%
                    Drugs -- 2.8%
                    American Home Products Corp. ........................................         2,200         167,750
                    Bristol-Myers Squibb Co. ............................................        67,900       4,982,163
                    Lilly (Eli) & Co. ...................................................        45,800       4,259,400
                    Merck & Co., Inc. ...................................................        25,600       2,300,800
                    Pfizer, Inc. ........................................................        93,700       9,639,387

                    Medical Products -- 1.1%
                    Johnson & Johnson Co. ...............................................        56,400       3,376,950
                    Novartis AG ADR .....................................................        75,900       5,150,597
                                                                                                           ------------
                                                                                                             29,877,047
                                                                                                           ------------
                    INDUSTRIAL & COMMERCIAL -- 7.0%
                    Aerospace & Military Technology -- 1.3%
                    Boeing Co. ..........................................................        99,900      10,514,475

                    Business Services -- 0.6%
                    ACNielsen Corp.+ ....................................................           133           2,244
                    Cognizant Corp.+ ....................................................           400          14,800
                    Dun & Bradstreet Corp. ..............................................           400          10,450
                    Fluor Corp. .........................................................        87,600       4,631,850
                    NCR Corp.+ ..........................................................           912          29,640
                    Waste Management Inc. ...............................................         1,400          44,450

                    Electrical Equipment -- 0.1%
                    General Electric Co. ................................................        12,200         736,575

                    Machinery -- 1.3%
                    Smith International, Inc.+ ..........................................       186,800       9,783,650

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL (continued)
                    Transportation -- 3.7%
                    Burlington Northern Santa Fe ........................................       204,200    $ 16,948,600
                    Illinois Central Corp. ..............................................        85,350       3,083,269
                    Union Pacific Corp. .................................................       123,500       8,367,125
                                                                                                           ------------
                                                                                                             54,167,128
                                                                                                           ------------
                    INFORMATION & ENTERTAINMENT -- 6.4%
                    Broadcasting & Media -- 3.6%
                    AirTouch Communications, Inc.+ ......................................       408,800      11,395,300
                    Gannett Co., Inc. ...................................................        95,200       8,806,000
                    News Corp., Ltd. ADR ................................................       273,700       4,037,075
                    Tribune Co. .........................................................        90,700       3,922,775
                    Washington Post Co., Class B ........................................           100          38,562

                    Leisure & Tourism -- 2.8%
                    Disney (Walt) Co. ...................................................        54,600       4,470,375
                    McDonald's Corp. ....................................................       337,800      16,974,450
                                                                                                           ------------
                                                                                                             49,644,537
                                                                                                           ------------
                    INFORMATION TECHNOLOGY -- 14.7%
                    Communication Equipment -- 0.1%
                    Molex, Inc. .........................................................        24,625         960,375

                    Computers & Business Equipment -- 8.2%
                    Hewlett-Packard Co. .................................................       499,500      25,724,250
                    International Business Machines Corp. ...............................       364,000      31,486,000
                    Komag, Inc.+ ........................................................       210,800       6,086,850

                    Electronics -- 5.0%
                    Intel Corp. .........................................................       150,900      22,861,350
                    Motorola, Inc. ......................................................       148,000       9,823,500
                    Novellus Systems, Inc.+ .............................................        67,000       5,485,625

                    Software -- 0.4%
                    Sun Microsystems, Inc.+ .............................................        91,800       2,960,550

                    Telecommunications -- 1.0%
                    360 Communications Co.+ .............................................       302,100       5,702,137
                    Globalstar Telecommunications Ltd.+ .................................        21,148         597,431
                    Loral Space & Communications Corp.+ .................................        83,200       1,393,600
                    Lucent Technologies, Inc. ...........................................         4,745         301,901
                                                                                                           ------------
                                                                                                            113,383,569
                                                                                                           ------------
                    MATERIALS -- 2.0%
                    Chemicals -- 0.0%
                    Dow Chemical Co. ....................................................           600          50,025

                    Forest Products -- 0.8%
                    Fort Howard Corp.+ ..................................................       130,800       6,008,625
                    International Paper Co. .............................................         1,300          62,400
                    Union Camp Corp. ....................................................         2,000         105,000

                    Metals & Minerals -- 1.2%
                    Martin Marietta Materials, Inc. .....................................       315,500       9,070,625
                                                                                                           ------------
                                                                                                             15,296,675
                                                                                                           ------------

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    REAL ESTATE -- 2.3%
                    Real Estate Investment Trusts -- 2.3%
                    Crescent Real Estate Equities Co. ...................................       339,900    $  9,262,275
                    Federal Realty Investment Trust .....................................        47,800       1,248,775
                    Kimco Realty Corp. ..................................................        10,550         332,325
                    Mid-Atlantic Realty Trust ...........................................        27,800         321,438
                    Saul Centers, Inc. ..................................................        30,500         499,437
                    Simon DeBartolo Group, Inc. .........................................           400          12,100
                    United Dominion Realty Trust, Inc. ..................................        52,200         769,950
                    Vornado Realty Trust ................................................        75,500       5,171,750
                    Weingarten Realty Investors .........................................        15,200         651,700
                                                                                                           ------------
                                                                                                             18,269,750
                                                                                                           ------------
                    UTILITIES -- 0.1%
                    Electric Utilities -- 0.0%
                    Carolina Power & Light Co. ..........................................           900          31,275
                    Duke Power Co. ......................................................         1,400          63,000
                    Enova Corp. .........................................................           500          11,813
                    New England Electric Systems ........................................           500          17,312
                    Southern Co. ........................................................         1,600          34,000
                    Wisconsin Energy Corp. ..............................................           800          19,300

                    Telephone -- 0.1%
                    AT&T Corp. ..........................................................        14,600         538,375
                    SBC Communications, Inc. ............................................         1,200          70,200
                                                                                                           ------------
                                                                                                                785,275
                                                                                                           ------------
                    TOTAL COMMON STOCK (cost $557,640,848) ..............................                   713,774,261
                                                                                                           ------------
                    PREFERRED STOCK -- 0.6%
                    ----------------------------------------------------------------------------------------------------
                    FINANCE -- 0.3%
                    Banks -- 0.1%
                    Banc One Corp., Series C convertible 3.50% ..........................         7,500         606,562

                    Financial Services -- 0.2%
                    Devon Financing Trust convertible 6.50% .............................        19,000       1,330,000
                                                                                                           ------------
                                                                                                              1,936,562
                                                                                                           ------------
                    INFORMATION & ENTERTAINMENT -- 0.2%
                    Broadcasting & Media -- 0.2%
                    AirTouch Communications, Inc. Class B convertible 6.00% .............        20,880         615,960
                    AirTouch Communications, Inc. Class C convertible 4.25% .............        13,297         644,905
                                                                                                           ------------
                                                                                                              1,260,865
                                                                                                           ------------
                    REAL ESTATE -- 0.1%
                    Real Estate Investment Trusts -- 0.1%
                    Vornado Realty Trust convertible Series A 6.50% .....................         9,100         464,100
                                                                                                           ------------
                    TOTAL PREFERRED STOCK (cost $3,462,721)..............................                     3,661,527
                                                                                                           ------------
                    TOTAL INVESTMENT SECURITIES (cost $561,103,569)......................                   717,435,788
                                                                                                           ------------

---------------------

                                                                                             PRINCIPAL
                                        SHORT-TERM SECURITIES -- 7.5%                         AMOUNT           VALUE

                    ----------------------------------------------------------------------------------------------------
                    FEDERAL AGENCY OBLIGATIONS -- 7.5%
                    Federal Home Loan Bank Consolidated Discount Notes 5.35% due
                      6/03/97............................................................   $ 2,105,000    $  2,104,374
                    Federal Home Loan Mortgage Discount Notes 5.36% due 6/02/97..........    28,200,000      28,195,802
                    Federal Home Loan Mortgage Discount Notes 5.53% due 6/02/97..........    15,350,000      15,347,642
                    Federal National Mortgage Association Discount Notes 5.40% due
                      6/06/97............................................................    12,325,000      12,315,756
                                                                                                           -------------
                    TOTAL SHORT-TERM SECURITIES (cost $57,963,574).......................                    57,963,574
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $619,067,143)                             100.6%                                775,399,362
                    Liabilities in excess of other assets --           (0.6)                                 (4,293,367)
                                                                      ------                               -------------
                    NET ASSETS --                                     100.0%                               $771,105,995
                                                                      ------                               =============

              -----------------------------
              + Non-income producing securities
              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ALLIANCE GROWTH PORTFOLIO               INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                            COMMON STOCK -- 95.9%                              SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 6.4%
                    Apparel & Textiles -- 1.7%
                    Nike, Inc. Class B....................................................      154,700    $  8,817,900

                    Retail -- 4.7%
                    Home Depot, Inc. .....................................................      153,600       9,676,800
                    Kohl's Corp.+ ........................................................      106,900       5,759,238
                    Sears, Roebuck & Co. .................................................      168,700       8,287,387
                                                                                                           -------------
                                                                                                             32,541,325
                                                                                                           -------------
                    CONSUMER STAPLES -- 10.9%
                    Food, Beverage & Tobacco -- 8.7%
                    Campbell Soup Co. ....................................................       52,700       2,424,200
                    Coca-Cola Co. ........................................................       97,400       6,647,550
                    Philip Morris Cos., Inc. .............................................      738,400      32,489,600
                    Wrigley, (Wm) Jr. Co. ................................................       40,600       2,405,550

                    Household Products -- 2.2%
                    Gilette Co. ..........................................................      125,700      11,171,588
                                                                                                           -------------
                                                                                                             55,138,488
                                                                                                           -------------
                    FINANCE -- 22.8%
                    Banks -- 5.0%
                    Chase Manhattan Corp. ................................................       52,094       4,922,883
                    Citicorp .............................................................       46,400       5,307,000
                    First Bank Systems, Inc. .............................................       61,300       5,026,600
                    Norwest Corp. ........................................................      131,020       7,009,570
                    U.S. Bancorp .........................................................       49,800       3,056,475

                    Financial Services -- 16.2%
                    Dean Witter, Discover & Co. ..........................................       36,300       1,497,375
                    Federal National Mortgage Association ................................      374,000      16,315,750
                    First Data Corp. .....................................................      232,500       9,300,000
                    Household International, Inc. ........................................      156,900      15,415,425
                    MBNA Corp. ...........................................................      598,200      20,264,025
                    Merrill Lynch & Co., Inc. ............................................       84,300       8,935,800
                    Morgan Stanley Group, Inc. ...........................................       92,700       6,257,250
                    Washington Mutual, Inc. ..............................................       72,700       4,043,937

                    Insurance -- 1.6%
                    Allstate Corp. .......................................................      104,700       7,708,538
                                                                                                           -------------
                                                                                                            115,060,628
                                                                                                           -------------
                    HEALTHCARE -- 13.0%
                    Drugs -- 7.4%
                    Amgen, Inc.+ .........................................................       49,400       3,303,625
                    Merck & Co., Inc. ....................................................      193,400      17,381,825
                    Pfizer, Inc. .........................................................       68,500       7,046,938
                    Schering-Plough Corp. ................................................      108,900       9,882,675

                    Health Services -- 1.8%
                    United Healthcare Corp. ..............................................      155,600       8,791,400

---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    HEALTHCARE(continued)
                    Medical Products -- 3.8%
                    Abbott Laboratories, Inc. @ ..........................................       45,000    $  2,835,000
                    Johnson & Johnson Co. ................................................      150,600       9,017,175
                    Medtronic, Inc. ......................................................       99,700       7,377,800
                                                                                                           -------------
                                                                                                             65,636,438
                                                                                                           -------------
                    INDUSTRIAL & COMMERCIAL -- 5.5%
                    Aerospace & Military Technology -- 1.3%
                    AlliedSignal, Inc. ...................................................       63,500       4,873,625
                    McDonnell Douglas Corp. ..............................................       29,000       1,866,875

                    Electrical Equipment -- 1.3%
                    General Electric Co. .................................................      107,600       6,496,350

                    Machinery -- 1.0%
                    Applied Materials, Inc.+..............................................       77,400       5,050,350

                    Multi-Industry -- 1.9%
                    Tyco International Ltd. ..............................................      151,600       9,626,600
                                                                                                           -------------
                                                                                                             27,913,800
                                                                                                           -------------
                    INFORMATION & ENTERTAINMENT -- 13.3%
                    Broadcasting & Media -- 2.3%
                    AirTouch Communications, Inc.+........................................      199,200       5,552,700
                    Time Warner, Inc. ....................................................      127,100       5,910,150

                    Leisure & Tourism -- 11.0%
                    Disney (Walt) Co. ....................................................      135,900      11,126,812
                    McDonald's Corp. .....................................................      132,200       6,643,050
                    Northwest Airlines Corp. Class A+.....................................      218,200       9,028,025
                    UAL Corp.+............................................................      372,400      29,047,200
                                                                                                           -------------
                                                                                                             67,307,937
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 22.4%
                    Communication Equipment -- 3.6%
                    Ascend Communications, Inc.+..........................................       55,100       3,071,825
                    Nokia Corp., Class A ADR .............................................      228,200      15,061,200

                    Computers & Business Equipment -- 7.5%
                    Compaq Computer Corp.+................................................      121,100      13,109,075
                    Dell Computer Corp.+..................................................      107,800      12,127,500
                    Seagate Technology, Inc.+.............................................      309,300      12,565,312

                    Electronics -- 2.8%
                    Intel Corp. ..........................................................       83,900      12,710,850
                    Novellus Systems, Inc.+...............................................       16,700       1,367,313

                    Software -- 8.5%
                    Cisco Systems, Inc.+..................................................      275,900      18,692,225
                    Microsoft Corp. ......................................................      155,700      19,306,800
                    Oracle Systems Corp.+.................................................      111,500       5,198,687
                                                                                                           -------------
                                                                                                            113,210,787
                                                                                                           -------------
                    REAL ESTATE -- 1.2%
                    Real Estate Companies -- 1.2%
                    Green Tree Financial Corp. ...........................................      172,400       6,034,000
                                                                                                           -------------

                                                           ---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES -- 0.4%
                    Telephone -- 0.4%
                    WorldCom, Inc.+.......................................................       74,300    $  2,201,138
                                                                                                           -------------
                    TOTAL COMMON STOCK (cost $409,785,134)................................                  485,044,541
                                                                                                           -------------
                                              WARRANTS -- 4.6%+
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY -- 4.6%
                    Electronics -- 4.6%
                    Intel Corp. 3/14/98 (cost $3,321,125).................................      211,000      23,368,250
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $413,106,259).......................                  508,412,791
                                                                                                           -------------

                                                                                             PRINCIPAL
                                        SHORT-TERM SECURITIES -- 0.6%                          AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 0.6%
                    Cayman Island Time Deposit with State Street Bank & Trust Co.
                      4.50% due 6/2/97 @..................................................   $2,750,000       2,750,000
                                                                                                           -------------
                    U.S. GOVERNMENT -- 0.0%
                    United States Treasury Bills 5.26% due 6/19/97 @......................      200,000         199,488
                                                                                                           -------------
                    TOTAL SHORT-TERM SECURITIES (cost $2,949,488).........................                    2,949,488
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $416,055,747)                             101.1%                                511,362,279
                    Liabilities in excess of other assets --           (1.1)                                 (5,533,716)
                                                                      ------                               -------------
                    NET ASSETS --                                     100.0%                               $505,828,563
                                                                      ------                               =============

              -----------------------------

              +  Non-income producing securities

              ADR -- American Depository Receipt

              @ The security or a portion thereof represents collateral for the following open futures contracts:

                    OPEN FUTURES CONTRACTS
                    -----------------------------------------------------------------------------------------------------------

                                                                                   VALUE AT
                    NUMBER OF                                      EXPIRATION        TRADE        VALUE AS OF       UNREALIZED
                    CONTRACTS             DESCRIPTION                 DATE           DATE        MAY 31, 1997      APPRECIATION
                    -----------------------------------------------------------------------------------------------------------
                     12 Long    Standard & Poor's 500 Index....    June 1997       $4,826,700     $ 5,103,600        $276,900
                                                                                                                   ===========

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH/PHOENIX INVESTMENT
    COUNSEL PORTFOLIO                       INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                            COMMON STOCK -- 92.9%                              SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 10.5%
                    Housing -- 0.7%
                    Masco Corp. ..........................................................       35,000    $  1,360,625

                    Retail -- 9.8%
                    American Stores Co. ..................................................      100,000       4,550,000
                    Costco Companies, Inc. ...............................................      125,000       4,218,750
                    CVS Corp. ............................................................       50,000       2,393,750
                    Lowe's Cos., Inc. ....................................................       40,000       1,575,000
                    Safeway, Inc.+........................................................       60,000       2,700,000
                    Toys R Us, Inc.+......................................................       46,000       1,431,750
                    Wal-Mart Stores, Inc. ................................................       75,000       2,231,250
                                                                                                           ------------
                                                                                                             20,461,125
                                                                                                           ------------
                    CONSUMER STAPLES -- 6.8%
                    Food, Beverage & Tobacco -- 4.3%
                    ConAgra, Inc. ........................................................       50,000       3,006,250
                    PepsiCo, Inc. ........................................................       70,000       2,572,500
                    Seagram Co., Ltd. ....................................................       70,000       2,817,500

                    Household Products -- 2.5%
                    Unilever NV ADR.......................................................       25,000       4,843,750
                                                                                                           ------------
                                                                                                             13,240,000
                                                                                                           ------------
                    ENERGY -- 11.9%
                    Energy Services -- 6.2%
                    Baker Hughes, Inc. ...................................................       70,000       2,625,000
                    Burlington Resources, Inc. ...........................................       40,000       1,860,000
                    Diamond Offshore Drilling, Inc.+......................................       30,000       2,133,750
                    Halliburton Co. ......................................................       25,000       1,934,375
                    Schlumberger Ltd. ....................................................       30,000       3,573,750

                    Energy Sources -- 5.7%
                    Apache Corp. .........................................................       85,000       2,911,250
                    Elf Aquitaine ADR.....................................................       90,000       4,691,250
                    ENSCO International, Inc.+............................................       50,000       2,493,750
                    Louisiana Land & Exploration Co. .....................................       20,000       1,030,000
                                                                                                           ------------
                                                                                                             23,253,125
                                                                                                           ------------
                    FINANCE -- 12.7%
                    Banks -- 0.7%
                    KeyCorp. .............................................................       25,000       1,359,375

                    Financial Services -- 7.1%
                    American Express Co. .................................................       45,000       3,127,500
                    Equifax, Inc. ........................................................       90,000       2,812,500
                    Federal Home Loan Mortgage Corp. .....................................       85,000       2,805,000
                    Federal National Mortgage Association.................................       55,000       2,399,375
                    Travelers Group, Inc. ................................................       50,000       2,743,750

                                                           ---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE (continued)
                    Insurance -- 4.9%
                    Aetna, Inc. ..........................................................       35,000    $  3,535,000
                    Allstate Corp. .......................................................       45,000       3,313,125
                    American International Group, Inc. ...................................       20,000       2,707,500
                                                                                                           ------------
                                                                                                             24,803,125
                                                                                                           ------------
                    HEALTHCARE -- 14.6%
                    Drugs -- 10.2%
                    American Home Products Corp. .........................................       50,000       3,812,500
                    Amgen, Inc.+..........................................................       60,000       4,012,500
                    Bristol-Myers Squibb Co. .............................................       35,000       2,568,125
                    Elan Corp. PLC ADR+...................................................       35,000       1,426,250
                    Lilly (Eli) & Co. ....................................................       20,000       1,860,000
                    Merck & Co., Inc. ....................................................       20,000       1,797,500
                    SmithKline Beecham PLC ADR ...........................................       50,000       4,375,000

                    Health Services -- 2.6%
                    Tenet Healthcare Corp.+...............................................      100,000       2,750,000
                    United Healthcare Corp. ..............................................       40,000       2,260,000

                    Medical Products -- 1.8%
                    Johnson & Johnson Co. ................................................       60,000       3,592,500
                                                                                                           ------------
                                                                                                             28,454,375
                                                                                                           ------------
                    INDUSTRIAL & COMMERCIAL -- 6.9%
                    Aerospace & Military Technology -- 0.7%
                    Lockheed Martin Corp. ................................................       15,000       1,404,375

                    Business Services -- 1.6%
                    Automatic Data Processing, Inc. ......................................       20,000         982,500
                    USA Waste Services, Inc.+.............................................       60,000       2,175,000

                    Multi-Industry -- 3.5%
                    Rockwell International Corp. .........................................       50,000       3,225,000
                    Sara Lee Corp. .......................................................       40,000       1,635,000
                    Tyco International Ltd. ..............................................       30,000       1,905,000

                    Transportation -- 1.1%
                    Federal Express Corp.+................................................       40,000       2,095,000
                                                                                                           ------------
                                                                                                             13,421,875
                                                                                                           ------------
                    INFORMATION & ENTERTAINMENT -- 4.6%
                    Broadcasting & Media -- 4.6%
                    Knight Ridder, Inc. ..................................................       30,000       1,293,750
                    Tele-Communications, Inc., Class A+...................................      125,000       2,726,563
                    Time Warner, Inc. ....................................................       45,000       2,092,500
                    Westinghouse Electric Corp. ..........................................      145,000       2,936,250
                                                                                                           ------------
                                                                                                              9,049,063
                                                                                                           ------------
                    INFORMATION TECHNOLOGY -- 14.8%
                    Communication Equipment -- 1.7%
                    Ascend Communications, Inc.+..........................................       60,000       3,345,000

                    Computers & Business Equipment -- 1.5%
                    Storage Technology Corp.+.............................................       70,000       2,852,500

---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY (continued)
                    Electronics -- 9.0%
                    Adaptec, Inc.+........................................................       25,000    $    918,750
                    Analog Devices, Inc.+.................................................       35,000         936,250
                    Linear Technology Corp. ..............................................       40,000       2,005,000
                    LSI Logic Corp.+......................................................       50,000       2,087,500
                    Motorola, Inc. .......................................................       70,000       4,646,250
                    Philips Electronics NV ADR............................................      125,000       7,000,000

                    Software -- 2.6%
                    Adobe Systems, Inc. ..................................................       55,000       2,454,375
                    Cisco Systems, Inc.+ .................................................       40,000       2,710,000
                                                                                                           ------------
                                                                                                             28,955,625
                                                                                                           ------------
                    MATERIALS -- 6.1%
                    Chemicals -- 2.7%
                    IMC Global, Inc. .....................................................       50,000       1,956,250
                    Monsanto Co. .........................................................       75,000       3,300,000

                    Metals & Minerals -- 3.4%
                    Aluminum Co. of America...............................................       20,000       1,472,500
                    W.R. Grace & Co.......................................................       50,000       2,612,500
                    Potash Corp. of Saskatchewan, Inc.....................................       30,000       2,463,750
                                                                                                           ------------
                                                                                                             11,805,000
                                                                                                           ------------
                    UTILITIES -- 4.0%
                    Gas & Pipeline Utilities -- 1.4%
                    Transocean Offshore, Inc. ............................................       40,000       2,760,000

                    Telephone -- 2.6%
                    Sprint Corp. .........................................................       55,000       2,688,125
                    Telefonos de Mexico SA ADR............................................       55,000       2,440,625
                                                                                                           ------------
                                                                                                              7,888,750
                                                                                                           ------------
                    TOTAL INVESTMENT SECURITIES (cost $159,816,674).......................                  181,332,063
                                                                                                           ------------

                                                                                             PRINCIPAL
                                        SHORT-TERM SECURITIES -- 7.0%                          AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    CORPORATE SHORT-TERM NOTES -- 5.1%
                    General Electric Capital Corp. 5.53% due 6/17/97......................   $3,515,000       3,506,361
                    Pfizer, Inc. 5.50% due 6/10/97........................................      235,000         234,677
                    Preferred Receivables Funding 5.57% due 6/16/97.......................      295,000         294,315
                    Preferred Receivables Funding 5.58% due 6/12/97.......................      800,000         798,636
                    Private Export Funding Corp. 5.50% due 6/18/97........................      600,000         598,441
                    Shell Oil Co. 5.48% due 6/26/97.......................................    1,850,000       1,842,960
                    Warner-Lambert Co. 5.51% due 6/24/97..................................    2,695,000       2,685,513
                                                                                                           ------------
                                                                                                              9,960,903
                                                                                                           ------------
                    FEDERAL AGENCY OBLIGATIONS -- 1.4%
                    Federal Home Loan Mortgage Discount Notes 5.49% due 6/13/97...........    1,665,000       1,661,953
                    Federal National Mortgage Association Discount Notes 5.46% due
                      6/16/97.............................................................      975,000         972,782
                                                                                                           ------------
                                                                                                              2,634,735
                                                                                                           ------------

                                                           ---------------------

                                                                                             PRINCIPAL
                                      SHORT-TERM SECURITIES (continued)                        AMOUNT          VALUE
                    ----------------------------------------------------------------------------------------------------

                    U.S. GOVERNMENT -- 0.5%
                    United States Treasury Bills 4.83% due 6/26/97........................   $  925,000    $    921,898
                                                                                                           ------------
                    TOTAL SHORT-TERM SECURITIES (cost $13,517,536)........................                   13,517,536
                                                                                                           ------------
                    TOTAL INVESTMENTS --
                      (cost $173,334,210)                              99.9%                                194,849,599
                    Other assets less liabilities --                    0.1                                     289,941
                                                                      ------                               ------------
                    NET ASSETS --                                     100.0%                               $195,139,540
                                                                      ======                               ============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    PUTNAM GROWTH PORTFOLIO                 INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                            COMMON STOCK -- 95.9%                              SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 11.7%
                    Apparel & Textiles -- 0.8%
                    Liz Claiborne, Inc. ..................................................       32,600    $  1,487,375

                    Housing -- 0.6%
                    American Standard Cos., Inc.+.........................................       23,100       1,157,888

                    Retail -- 10.3%
                    Avon Products, Inc. ..................................................       22,700       1,447,125
                    Consolidated Stores Corp.+............................................       34,200       1,308,150
                    Costco Cos., Inc.+....................................................       64,200       2,166,750
                    CVS Corp. ............................................................       41,100       1,967,662
                    Dayton Hudson Corp. ..................................................       41,900       2,016,437
                    Revco D.S., Inc.+.....................................................       24,700       1,034,313
                    Safeway, Inc.+........................................................       38,400       1,728,000
                    Sears, Roebuck & Co. .................................................       52,200       2,564,325
                    Sherwin Williams Co. .................................................       31,700         951,000
                    TJX Cos., Inc. .......................................................       32,100       1,540,800
                    Walgreen Co. .........................................................       36,000       1,683,000
                                                                                                           -------------
                                                                                                             21,052,825
                                                                                                           -------------
                    CONSUMER STAPLES -- 9.3%
                    Food, Beverage & Tobacco -- 5.0%
                    Campbell Soup Co. ....................................................       29,400       1,352,400
                    Coca-Cola Co. ........................................................       55,000       3,753,750
                    ConAgra, Inc. ........................................................       22,800       1,370,850
                    Philip Morris Cos., Inc. .............................................       19,700         866,800
                    Sara Lee Corp. .......................................................       39,100       1,598,212

                    Household Products -- 4.3%
                    Clorox Co. ...........................................................       11,800       1,489,750
                    Gillette Co. .........................................................       40,100       3,563,887
                    Procter & Gamble Co. .................................................       19,900       2,743,713
                                                                                                           -------------
                                                                                                             16,739,362
                                                                                                           -------------
                    ENERGY -- 6.3%
                    Energy Services -- 4.9%
                    Baker Hughes, Inc. ...................................................       22,300         836,250
                    Exxon Corp. ..........................................................       31,300       1,854,525
                    Halliburton Co. ......................................................       25,900       2,004,012
                    Mobil Corp. ..........................................................       12,700       1,776,413
                    Schlumberger Ltd. ....................................................       18,600       2,215,725

                    Energy Sources -- 1.4%
                    British Petroleum Co. PLC ADR.........................................       17,700       2,564,287
                                                                                                           -------------
                                                                                                             11,251,212
                                                                                                           -------------

                                                           ---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE -- 17.2%
                    Banks -- 7.7%
                    Banc One Corp. .......................................................       40,100    $  1,734,325
                    BankAmerica Corp. ....................................................       33,400       3,903,625
                    BankBoston Corp. .....................................................       15,000       1,095,000
                    Barnett Banks, Inc. ..................................................       52,000       2,736,500
                    Citicorp..............................................................       31,100       3,557,062
                    Comerica, Inc. .......................................................       10,800         675,000

                    Financial Services -- 6.4%
                    American Express Co. .................................................       39,800       2,766,100
                    Franklin Resources, Inc. .............................................       22,500       1,456,875
                    MBNA Corp. ...........................................................       66,850       2,264,544
                    Travelers Group, Inc. ................................................       61,000       3,347,375
                    Washington Mutual, Inc. ..............................................       30,600       1,702,125

                    Insurance -- 3.1%
                    American International Group, Inc. ...................................       20,700       2,802,263
                    Conseco, Inc. ........................................................       44,700       1,788,000
                    MGIC Investment Corp. ................................................       10,900         970,100
                                                                                                           -------------
                                                                                                             30,798,894
                                                                                                           -------------
                    HEALTHCARE -- 14.3%
                    Drugs -- 8.6%
                    Bristol-Myers Squibb Co. .............................................       40,400       2,964,350
                    Cardinal Health, Inc. ................................................       34,500       2,009,625
                    Lilly (Eli) & Co. ....................................................       22,200       2,064,600
                    Merck & Co., Inc. ....................................................       41,300       3,711,837
                    Pfizer, Inc. .........................................................       28,000       2,880,500
                    Warner-Lambert Co. ...................................................       18,000       1,813,500

                    Health Services -- 2.8%
                    HEALTHSOUTH Corp.+....................................................       84,200       1,926,075
                    Oxford Health Plans, Inc.+............................................       20,800       1,466,400
                    HBO & Co. ............................................................       26,400       1,692,900

                    Medical Products -- 2.9%
                    Abbott Laboratories, Inc. ............................................       55,900       3,521,700
                    United States Surgical Corp. .........................................       47,600       1,606,500
                                                                                                           -------------
                                                                                                             25,657,987
                                                                                                           -------------
                    INDUSTRIAL & COMMERCIAL -- 10.4%
                    Aerospace & Military Technology -- 3.4%
                    Boeing Co. ...........................................................       37,100       3,904,775
                    United Technologies Corp. ............................................       27,800       2,234,425

                    Business Services -- 0.5%
                    Service Corp. International...........................................       25,800         909,450

                    Electrical Equipment -- 2.9%
                    General Electric Co. .................................................       87,200       5,264,700

                    Machinery -- 1.0%
                    Applied Materials, Inc.+..............................................       26,200       1,709,550

                    Multi-Industry -- 2.6%
                    Textron, Inc. ........................................................       23,500       2,784,750
                    Tyco International Ltd. ..............................................       28,800       1,828,800
                                                                                                           -------------
                                                                                                             18,636,450
                                                                                                           -------------
                    INFORMATION & ENTERTAINMENT -- 4.8%
                    Broadcasting & Media -- 2.0%
                    Gannett Co., Inc. ....................................................       38,300       3,542,750

---------------------

                                           COMMON STOCK (continued)                            SHARES          VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION & ENTERTAINMENT (continued)
                    Leisure & Tourism -- 2.8%
                    Disney (Walt) Co. ....................................................       30,000    $  2,456,250
                    HFS, Inc.+............................................................       12,100         651,888
                    Marriott International, Inc. .........................................       33,700       1,946,175
                                                                                                           -------------
                                                                                                              8,597,063
                                                                                                           -------------
                    INFORMATION TECHNOLOGY -- 15.8%
                    Communication Equipment -- 1.3%
                    Ascend Communications, Inc.+..........................................       21,400       1,193,050
                    Tellabs, Inc.+........................................................       22,400       1,125,600

                    Computers & Business Equipment -- 3.6%
                    Compaq Computer Corp.+................................................       18,500       2,002,625
                    EMC Corp.+............................................................       40,700       1,622,912
                    Honeywell, Inc. ......................................................       40,400       2,939,100

                    Electronics -- 3.5%
                    Intel Corp. ..........................................................       22,400       3,393,600
                    Motorola, Inc. .......................................................       40,900       2,714,738
                    Westinghouse Electric Corp. ..........................................        9,700         196,425

                    Software -- 7.4%
                    BMC Software, Inc.+...................................................       29,600       1,602,100
                    Computer Associates International, Inc. ..............................       52,400       2,868,900
                    Microsoft Corp.+......................................................       43,000       5,332,000
                    Parametric Technology Corp.+..........................................       30,400       1,364,200
                    Peoplesoft, Inc.+.....................................................       40,400       2,090,700
                                                                                                           -------------
                                                                                                             28,445,950
                                                                                                           -------------
                    MATERIALS -- 3.6%
                    Chemicals -- 3.6%
                    du Pont (E.I.) de Nemours & Co. ......................................       19,900       2,166,613
                    Monsanto Co. .........................................................       41,900       1,843,600
                    Praxair, Inc. ........................................................       45,400       2,389,175
                                                                                                           -------------
                                                                                                              6,399,388
                                                                                                           -------------
                    UTILITIES -- 2.5%
                    Gas & Pipeline Utilities -- 1.0%
                    Sonat, Inc. ..........................................................       32,800       1,886,000

                    Telephone -- 1.5%
                    Sprint Corp. .........................................................       54,700       2,673,463
                                                                                                           -------------
                                                                                                              4,559,463
                                                                                                           -------------
                    TOTAL INVESTMENT SECURITIES (cost $148,319,663).......................                  172,138,594
                                                                                                           -------------

                                                           ---------------------

                                                                                             PRINCIPAL
                                         REPURCHASE AGREEMENT -- 4.0%                          AMOUNT          VALUE
                    ----------------------------------------------------------------------------------------------------

                    REPURCHASE AGREEMENT -- 4.0%
                    Agreement with Union Bank of Switzerland, bearing interest of 5.52%
                      dated 5/30/97, to be repurchased 6/2/97 in the amount of $7,236,327 and collateralized by $6,110,000 U.S. Treasury Notes 10.375% due
                      11/15/09 (cost $7,233,000)..........................................   $7,233,000    $  7,233,000
                                                                                                           -------------
                    TOTAL INVESTMENTS --
                      (cost $155,552,663)                              99.9%                                179,371,594
                    Other assets less liabilities --                    0.1                                     100,019
                                                                      ------                               -------------
                    NET ASSETS --                                     100.0%                               $179,471,613
                                                                      ======                               =============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    AGGRESSIVE GROWTH PORTFOLIO             INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                             COMMON STOCK -- 93.5%                              SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------

                    CONSUMER DISCRETIONARY -- 7.5%
                    Apparel & Textiles -- 3.3%
                    Footstar, Inc.+........................................................       31,800    $   707,550
                    Goody's Family Clothing, Inc.+.........................................        5,000        115,313
                    Liz Claiborne, Inc.....................................................        5,000        228,125
                    Stride Rite Corp.......................................................       19,000        289,750
                    Tommy Hilfiger Corp.+..................................................        5,000        222,500
                    Warnaco Group, Inc., Class A...........................................       10,000        327,500
                    Wolverine World Wide, Inc..............................................        9,000        232,875

                    Household Products -- 0.6%
                    Silgan Holdings, Inc.+.................................................       12,000        360,000

                    Retail -- 3.6%
                    Amway Asia Pacific Ltd.................................................       21,800      1,008,250
                    CVS Corp...............................................................       10,000        478,750
                    Genesco, Inc...........................................................       10,000        137,500
                    Guitar Center, Inc.+...................................................       10,000        191,250
                    Kenneth Cole Productions, Inc.+........................................       10,000        158,750
                    Michaels Stores, Inc.+.................................................       15,000        296,250
                                                                                                            ------------
                                                                                                              4,754,363
                                                                                                            ------------
                    CONSUMER STAPLES -- 3.5%
                    Food, Beverage & Tobacco -- 0.4%
                    Flowers Industries, Inc................................................       15,000        264,375

                    Household Products -- 3.1%
                    Samsonite Corp.+.......................................................       37,000      1,660,375
                    Scotts Co., Class A+...................................................       10,000        292,500
                                                                                                            ------------
                                                                                                              2,217,250
                                                                                                            ------------
                    ENERGY -- 9.3%
                    Energy Services -- 7.9%
                    Cooper Cameron Corp.+..................................................       10,000        818,750
                    Diamond Offshore Drilling, Inc.+.......................................        7,000        497,875
                    Falcon Drilling Co., Inc.+.............................................       20,000        917,500
                    Global Marine, Inc.+...................................................       20,000        450,000
                    Marine Drilling Co., Inc.+.............................................       10,000        201,250
                    Nabors Industries, Inc.+...............................................       10,000        224,375
                    Noble Drilling Corp.+..................................................       28,000        609,000
                    Patterson Energy, Inc.+................................................       10,100        364,231
                    Tidewater, Inc.........................................................        3,000        126,375
                    Trico Marine Services, Inc.+...........................................       18,200        682,500
                    Varco International, Inc.+.............................................        6,400        176,000

                    Energy Sources -- 1.4%
                    KN Energy, Inc.........................................................       10,000        421,250
                    Noble Affiliates, Inc..................................................        5,000        210,625
                    Smith International, Inc.+.............................................        5,000        261,875
                                                                                                            ------------
                                                                                                              5,961,606
                                                                                                            ------------

                                                           ---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    FINANCE -- 10.8%
                    Banks -- 4.0%
                    First American Corp....................................................       33,800    $ 1,233,700
                    Hamilton Bancorp, Inc.+................................................       20,000        430,000
                    Long Island Bancorp, Inc...............................................       10,367        361,549
                    PNC Bank Corp..........................................................        6,400        268,000
                    Summit Bancorp.........................................................        5,000        246,875

                    Financial Services -- 5.0%
                    Alex Brown, Inc........................................................        3,000        201,000
                    Allmerica Financial Corp...............................................        5,000        181,875
                    Associates First Capital Corp., Class A................................        5,000        236,250
                    Equitable of Iowa Cos..................................................       10,000        553,750
                    Interra Financial, Inc.................................................        9,000        391,500
                    Lehman Brothers Holdings, Inc..........................................        5,000        201,875
                    Metris Cos., Inc.+.....................................................        9,500        268,375
                    Nationwide Financial Services, Inc. Class A+...........................       15,000        421,875
                    Ocwen Asset Investment Corp............................................       40,000        725,000

                    Insurance -- 1.8%
                    Conseco, Inc...........................................................       10,000        400,000
                    Hartford Life, Inc.....................................................       15,000        502,500
                    Penn Treaty American Corp.+............................................       10,000        273,750
                                                                                                            ------------
                                                                                                              6,897,874
                                                                                                            ------------
                    HEALTHCARE -- 5.8%
                    Drugs -- 2.2%
                    IDEC Pharmaceuticals Corp.+............................................       15,000        337,500
                    Mylan Laboratories, Inc................................................       10,000        151,250
                    Teva Pharmaceutical Industries Ltd. ADR................................       15,100        906,000

                    Health Services -- 3.0%
                    HBO & Co...............................................................        5,000        320,625
                    Maxicare Health Plans, Inc.+...........................................       25,000        600,000
                    NovaCare, Inc.+........................................................       50,000        631,250
                    Oxford Health Plans, Inc.+.............................................        3,000        211,500
                    Sola International, Inc.+..............................................        5,000        143,125

                    Medical Products -- 0.6%
                    Guidant Corp...........................................................        5,000        388,125
                                                                                                            ------------
                                                                                                              3,689,375
                                                                                                            ------------
                    INDUSTRIAL & COMMERCIAL -- 12.0%
                    Aerospace & Military Technology -- 1.1%
                    Boeing Co..............................................................          210         22,103
                    REMEC, Inc.+...........................................................       21,900        659,737

                    Business Services -- 3.3%
                    American Disposal Services, Inc.+......................................       10,000        200,000
                    Applied Graphics Technologies, Inc.+...................................       15,500        511,500
                    Budget Group, Inc.+....................................................       10,000        278,750
                    Hvide Marine, Inc. Class A+............................................        3,000         72,000
                    Norrell Corp...........................................................        7,300        235,425
                    Personal Group of America, Inc.+.......................................       15,000        455,625
                    Philip Services Corp.+.................................................       10,000        146,250
                    USA Waste Services, Inc.+..............................................        5,000        181,250

                    Electrical Equipment -- 1.9%
                    ASM Lithography Holdings NV+...........................................       14,000        731,500
                    Kulicke & Soffa Industries, Inc.+......................................       15,000        506,250

                    Machinery -- 0.6%
                    Perkin-Elmer Corp......................................................        5,000        380,000

---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    INDUSTRIAL & COMMERCIAL (continued)
                    Multi-Industry -- 2.4%
                    Corning, Inc...........................................................       15,000    $   755,625
                    Rockwell International Corp............................................        5,000        322,500
                    Tyco International Ltd.................................................        7,000        444,500

                    Transportation -- 2.7%
                    Caliber System, Inc....................................................       25,000        800,000
                    CNF Transportation, Inc................................................        5,000        161,250
                    Consolidated Freightways Corp.+........................................        4,000         49,500
                    Ryanair Holdings PLC ADR+..............................................       30,000        742,500
                                                                                                            ------------
                                                                                                              7,656,265
                                                                                                            ------------
                    INFORMATION & ENTERTAINMENT -- 7.2%
                    Broadcasting & Media -- 1.1%
                    Mecklermedia Corp.+....................................................       10,400        200,200
                    Tele-Communications, Inc., Class A+....................................       15,000        327,188
                    Univision Communications, Inc., Class A+...............................        5,000        180,000

                    Communication Equipment -- 1.1%
                    ANADIGICS, Inc.+.......................................................       21,050        697,281

                    Leisure & Tourism -- 5.0%
                    Capstar Hotel Co.+.....................................................       20,000        600,000
                    Delta Air Lines, Inc...................................................        5,000        468,750
                    Four Seasons Hotels, Inc...............................................        7,000        182,000
                    Interstate Hotels Co.+.................................................       15,000        393,750
                    Ryan's Family Steak Houses, Inc.+......................................       45,000        410,625
                    Southwest Airlines Co..................................................       15,000        386,250
                    UAL Corp.+.............................................................        5,000        390,000
                    USAirways Group, Inc.+.................................................       10,000        347,500
                                                                                                            ------------
                                                                                                              4,583,544
                                                                                                            ------------
                    INFORMATION TECHNOLOGY -- 30.3%
                    Communication Equipment -- 5.1%
                    3D Labs, Inc., Ltd.+...................................................       15,000        480,000
                    Ascend Communications, Inc.+...........................................        7,000        390,250
                    Bay Networks, Inc.+....................................................       10,000        245,000
                    Digital Microwave Corp.+...............................................        2,300         71,300
                    DSC Communications Corp.+..............................................        5,000        127,813
                    Newbridge Networks Corp.+..............................................       10,000        401,250
                    QUALCOMM, Inc.+........................................................        5,000        241,250
                    Tekelec, Inc.+.........................................................       10,000        350,000
                    Tellabs, Inc.+.........................................................       12,000        603,000
                    World Access Inc.+.....................................................       20,000        332,500

                    Computers & Business Equipment -- 4.9%
                    Cabletron Systems, Inc.+...............................................        5,000        220,000
                    CHS Electronics, Inc.+.................................................       25,000        621,875
                    Compaq Computer Corp.+.................................................        3,000        324,750
                    Computer Task Group Inc.+..............................................       10,000        611,250
                    Dell Computer Corp.....................................................        6,000        675,000
                    International Business Machines Corp...................................        2,000        173,000
                    Micron Technology, Inc.+...............................................        5,000        212,500
                    Storage Technology Corp.+..............................................        7,500        305,625

                    Electronics -- 13.7%
                    ACE*COMM Corp.+........................................................       10,000        162,500
                    Advanced Micro Devices, Inc.+..........................................        8,000        320,000
                    Altera Corp............................................................        5,000        265,000
                    Analog Devices, Inc.+..................................................       10,000        267,500
                    Credence Systems Corp.+................................................       10,000        295,000

                                                           ---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY (continued)
                    Electronics (continued)
                    Cypress Semiconductor Corp.+...........................................       20,000    $   285,000
                    Diebold, Inc...........................................................        6,157        230,887
                    Flanders Corp.+........................................................       14,200        101,175
                    Hadco Corp.+...........................................................        5,000        300,312
                    Jabil Circuit, Inc.....................................................       10,000        585,625
                    Linear Technology Corp.................................................       12,000        601,500
                    LSI Logic Corp.+.......................................................       10,000        417,500
                    Maxim Integrated Products, Inc.+.......................................        6,000        322,500
                    Micrel, Inc.+..........................................................        3,000        159,000
                    Motorola, Inc..........................................................        5,000        331,875
                    National Semiconductor Corp.+..........................................       10,000        281,250
                    SGS Thomson Microelectronics NV+.......................................        5,000        417,500
                    Sierra Semi-Conductor Corp.+...........................................       20,000        482,500
                    Texas Instruments, Inc.................................................       10,000        898,750
                    Uniphase Corp.+........................................................        5,000        262,500
                    Veeco Instruments, Inc.+...............................................       36,000      1,494,000
                    Vitesse Semiconductor Corp.+...........................................        4,500        161,438
                    Zitel Corp.+...........................................................        5,000        116,250

                    Software -- 4.8%
                    Applied Voice Technology, Inc.+........................................       10,000        147,500
                    Baan Co. NV+...........................................................       25,000      1,506,250
                    Cisco Systems, Inc.....................................................        3,000        203,250
                    Compuware Corp.+.......................................................        5,000        231,875
                    Keane, Inc.+...........................................................       13,000        732,875
                    Microsoft Corp.........................................................        2,000        248,000

                    Telecommunications -- 1.8%
                    COLT Telecommunications Group PLC ADR+.................................        5,000         89,375
                    Lucent Technologies, Inc...............................................       10,000        636,250
                    Pacific Gateway Exchange, Inc.+........................................       10,000        265,000
                    Vimpel-Communication SP ADR+...........................................        5,000        149,375
                                                                                                            ------------
                                                                                                             19,355,675
                                                                                                            ------------
                    MATERIALS -- 4.6%
                    Chemicals -- 2.8%
                    Air Products & Chemicals, Inc..........................................       10,000        777,500
                    Fuller (H.B.) Co.......................................................       15,000        828,750
                    Praxair, Inc...........................................................        4,000        210,500

                    Forest Products -- 0.9%
                    Consolidated Papers, Inc...............................................        2,000        109,000
                    Fort Howard Corp.+.....................................................       10,000        459,375

                    Metals & Minerals -- 0.9%
                    Precision Castparts Corp...............................................        5,000        312,500
                    Special Metals Corp.+..................................................       13,000        245,375
                                                                                                            ------------
                                                                                                              2,943,000
                                                                                                            ------------
                    REAL ESTATE -- 1.6%
                    Real Estate Investment Trusts -- 1.6%
                    Innkeepers USA Trust...................................................       20,000        280,000
                    Starwood Lodging Trust.................................................       15,000        558,750
                    Westfield America, Inc.+...............................................       10,000        152,500
                                                                                                            ------------
                                                                                                                991,250
                                                                                                            ------------

---------------------

                                           COMMON STOCK (continued)                             SHARES         VALUE
                    ----------------------------------------------------------------------------------------------------
                    UTILITIES -- 0.9%
                    Gas & Pipeline Utilities -- 0.9%
                    El Paso Natural Gas Co.................................................       10,000    $   592,500
                                                                                                            ------------
                    TOTAL COMMON STOCK (cost $53,264,187)..................................                  59,642,702
                                                                                                            ------------
                    WARRANTS -- 0.1%+
                    ----------------------------------------------------------------------------------------------------
                    INFORMATION TECHNOLOGY -- 0.1%
                    Electronics -- 0.1%
                    Intel Corp. 3/14/98 (cost $54,375).....................................          500         55,375
                                                                                                            ------------
                    TOTAL INVESTMENT SECURITIES (cost $53,318,562).........................                  59,698,077
                                                                                                            ------------
                                                                                              PRINCIPAL
                    REPURCHASE AGREEMENT -- 10.7%                                               AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    Joint Repurchase Agreement Account (Note 3) (cost $6,860,000)..........   $6,860,000      6,860,000
                                                                                                            ------------
                    TOTAL INVESTMENTS -- (cost $60,178,562)                104.3%                            66,558,077
                    Liabilities in excess of other assets --                (4.3)                            (2,743,683)
                                                                           ------                           ------------
                    NET ASSETS --                                          100.0%                           $63,814,394
                                                                           ======                           ============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL EQUITIES PORTFOLIO               INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                            COMMON STOCK -- 91.2%                             SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------

                    ARGENTINA -- 0.3%
                    Telecommunications Argentina ADR (Information Technology)............        15,000    $    800,625
                                                                                                           ------------
                    AUSTRALIA -- 1.4%
                    Coca-Cola Amatil Ltd. (Consumer Staples).............................        96,331       1,115,265
                    Mayne Nickless Ltd. (Industrial & Commercial)........................        37,000         220,382
                    Normandy Mining Ltd. (Materials).....................................       658,000         806,901
                    Qantas Airways Ltd. (Industrial & Commercial)........................        50,866         107,706
                    Western Mining Corp. Holdings Ltd. (Materials)+......................       119,342         771,737
                    Woolworths Ltd. (Consumer Discretionary)+............................       413,652       1,285,475
                                                                                                           ------------
                                                                                                              4,307,466
                                                                                                           ------------
                    BELGIUM -- 0.5%
                    Barco NV (Industrial & Commercial)...................................         3,189         569,303
                    Delhaize Le-Lion SA (Consumer Discretionary)+........................         6,400         318,277
                    Kredietbank NV (Finance).............................................         1,740         716,166
                                                                                                           ------------
                                                                                                              1,603,746
                                                                                                           ------------
                    BRAZIL -- 0.3%
                    Telecomunicacoes Brasileras SA ADR (Information Technology)..........         6,000         834,436
                                                                                                           ------------
                    DENMARK -- 0.2%
                    Den Danske Bank (Finance)............................................         7,300         693,765
                                                                                                           ------------
                    FINLAND -- 0.9%
                    Huhtamaki OY (Industrial & Commercial)...............................         9,100         399,394
                    Orion-yhtyma OY (Healthcare).........................................        21,000         815,645
                    Rauma OY (Materials).................................................           943          21,976
                    Rautaruukki OY (Materials)...........................................        70,482         670,697
                    UPM-Kymmene OY (Materials)...........................................        18,500         424,660
                    Valmet Corp. (Industrial & Commercial)...............................        23,300         420,814
                                                                                                           ------------
                                                                                                              2,753,186
                                                                                                           ------------
                    FRANCE -- 4.1%
                    Assurance General de France (Finance)+...............................        27,210         826,959
                    Banque Nationale de Paris (Finance)..................................        20,800         853,309
                    Bouygues SA (Consumer Discretionary).................................         7,905         684,189
                    Compagnie Bancaire SA (Finance)......................................            81           8,963
                    Compagnie Generale des Eaux (Multi-industry).........................         6,520         801,649
                    Elf Aquitaine SA (Energy)............................................        15,070       1,505,800
                    Groupe Saint Louis (Materials).......................................         1,594         367,404
                    Legrand SA (Information Technology)..................................         4,800         772,209
                    Legris Industries SA (Industrial & Commercial).......................        15,250         660,219
                    Promodes (Consumer Discretionary)....................................         2,490         842,993
                    Seita (Consumer Staples).............................................        23,000         782,253
                    Societe de Immeubles (Real Estate)...................................         5,195         325,666
                    Societe Generale (Finance)...........................................         6,440         714,862
                    Technip (Industrial & Commercial)....................................         7,550         775,318
                    Total SA, Series B (Energy)..........................................        20,030       1,831,441
                    Unibail SA (Finance).................................................         5,730         556,667
                    Usinor Sacilor (Materials)...........................................        33,200         497,891
                                                                                                           ------------
                                                                                                             12,807,792
                                                                                                           ------------

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    GERMANY -- 2.2%
                    Adidas AG (Consumer Discretionary)...................................         6,400    $    672,167
                    Bayer AG (Multi-industry)............................................        24,500         949,696
                    Continental AG (Consumer Discretionary)..............................        46,900       1,065,547
                    Merck KGAA (Healthcare)..............................................        15,200         624,773
                    Schmalbach-Lubeca AG (Materials).....................................         5,800       1,316,717
                    VEBA AG (Utilities)..................................................        28,970       1,637,413
                    Volkswagen AG (Consumer Discretionary)...............................           970         626,575
                                                                                                           ------------
                                                                                                              6,892,888
                                                                                                           ------------
                    HONG KONG -- 2.1%
                    Asia Satellite Telecom Holdings Ltd. (Information Technology)+.......        15,000          42,008
                    Cheung Kong Holdings Ltd. (Real Estate)..............................       124,000       1,268,245
                    CITIC Pacific Ltd. (Information & Entertainment).....................       148,000         846,151
                    Dao Heng Bank Group Ltd. (Finance)...................................        50,000         256,179
                    Dickson Concept Industries Ltd. (Industrial & Commercial)............        84,500         316,255
                    First Pacific Co., Ltd. (Finance)....................................       488,137         623,676
                    Guangshen Railway Co., Ltd. ADR (Industrial & Commercial)+...........        15,600         374,400
                    Hang Seng Bank Ltd. (Finance)........................................        47,000         564,109
                    Hong Kong & China Gas Co., Ltd. (Utilities)..........................       102,816         179,134
                    HSBC Holdings PLC (Finance)..........................................        20,000         606,569
                    Swire Pacific Ltd. Class A (Multi-industry)..........................        70,000         587,210
                    Television Broadcasting Ltd. (Information & Entertainment)...........       200,000         872,427
                                                                                                           ------------
                                                                                                              6,536,363
                                                                                                           ------------
                    INDIA -- 0.4%
                    Bajaj Auto GDR (Consumer Discretionary)..............................        16,500         569,250
                    Bank of India GDR (Finance)+*........................................         5,900         151,188
                    Industrial Credit & Investment Corp. of India Ltd. GDR (Finance)+....         2,000          24,250
                    Industrial Credit & Investment Corp. of India Ltd. GDR (Finance)+*...        24,300         294,637
                    Videsh Sanchar Nigam Ltd. (Information Technology)...................         5,800         119,480
                                                                                                           ------------
                                                                                                              1,158,805
                                                                                                           ------------
                    INDONESIA -- 0.3%
                    Perusahaan Persero Part Telekom ADR (Utilities)......................         6,000         199,500
                    PT Indonesian Satellite Corp. alien shares (Information
                      Technology)........................................................       195,000         581,192
                    PT Telekomunikasi Indonesia alien shares (Information Technology)+...        59,000          99,445
                                                                                                           ------------
                                                                                                                880,137
                                                                                                           ------------
                    IRELAND -- 0.5%
                    Allied Irish Banks PLC (Finance).....................................       170,000       1,295,927
                    Jefferson Smurfit Group (Materials)+.................................       145,000         391,379
                                                                                                           ------------
                                                                                                              1,687,306
                                                                                                           ------------
                    ITALY -- 1.3%
                    Credito Italiano SpA (Finance).......................................       470,000         698,988
                    ENI SpA (Energy).....................................................        81,900         408,424
                    Istituto Mobiliare Italiano (Finance)................................        63,900         558,882
                    Italgas-Societa Italiana per il Gas SpA (Utilities)..................       439,400       1,209,715
                    Montedison SpA (Multi-industry)......................................       832,000         508,200
                    Parmalat Finanziar (Finance).........................................       463,040         659,944
                                                                                                           ------------
                                                                                                              4,044,153
                                                                                                           ------------
                    JAPAN -- 15.4%
                    Advantest Corp. (Industrial & Commercial)............................        14,900       1,013,379
                    Amano Corp. (Industrial & Commercial)................................        47,000         500,472
                    Asahi Glass Co., Ltd. (Materials)....................................        96,000         931,559
                    Bank of Tokyo-Mitsubishi Ltd. (Finance)+.............................       140,300       2,433,714
                    Bridgestone Corp. (Consumer Discretionary)...........................        18,000         406,526
                    Canon, Inc. (Information Technology).................................        40,000       1,013,310
                    Dai Nippon Printing Co., Ltd. (Industrial & Commercial)..............        25,000         500,215
                    Daifuku Co., Ltd. (Industrial & Commercial)..........................        41,000         514,040

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    JAPAN (continued)
                    Daito Trust Construction Co. (Industrial & Commercial)...............        95,130    $  1,053,823
                    Daiwa Securities Co., Ltd. (Finance).................................       142,000       1,045,032
                    DDI Corp. (Healthcare)...............................................           323       2,410,365
                    East Japan Railway Co. (Industrial & Commercial).....................           102         503,650
                    Fuji Bank Ltd. (Finance).............................................       113,000       1,455,560
                    Fuji Heavy Industries Ltd. (Consumer Discretionary)..................       189,000         988,416
                    Fuji Photo Film Co., Ltd. (Materials)................................        12,000         464,749
                    Hirose Electric Co., Ltd. (Industrial & Commercial)..................         8,000         537,226
                    Honda Motor Co., Ltd. (Consumer Discretionary).......................        59,000       1,732,761
                    Japan Securities Finance Co., Ltd. (Finance).........................        57,000         538,428
                    Japan Tobacco, Inc. (Consumer Staples)...............................           213       1,629,738
                    Kokuyo Co., Ltd. (Industrial & Commercial)...........................        20,000         491,198
                    Mitsubishi Heavy Industries Ltd. (Industrial & Commercial)...........        76,000         546,913
                    Mitsui Marine & Fire Co., Ltd. (Finance).............................       158,000       1,058,308
                    Mitsui Trust & Banking Co. (Finance).................................       254,000       1,910,726
                    National House Industrial Co., Ltd. (Industrial & Commercial)........        39,000         535,852
                    Nintendo Co., Ltd. (Information & Entertainment).....................         7,900         617,346
                    Nippon Express Co., Ltd. (Industrial & Commercial)...................        64,000         497,381
                    Nippon Steel Corp. (Materials).......................................       158,000         462,671
                    Nisshin Steel Co., Ltd. (Materials)..................................       209,000         520,481
                    Nomura Securities Co., Ltd. (Finance)................................       129,000       1,528,725
                    Rohm Co. (Information Technology)....................................        24,000       2,493,774
                    Santen Pharmaceutical Co. (Healthcare)+..............................        42,320         850,398
                    Sanwa Bank Ltd. (Finance)............................................        83,000       1,062,001
                    Schlumberger Ltd. (Energy)...........................................         7,200         857,700
                    Seven-Eleven Japan Co., Ltd. (Consumer Discretionary)................        11,400         825,264
                    Shimano, Inc. (Industrial & Commercial)..............................        29,000         555,346
                    Shiseido Co., Ltd. (Consumer Staples)................................        34,000         496,350
                    Sony Corp. (Information Technology)..................................        19,000       1,600,601
                    Sumitomo Electric Industries Ltd. (Industrial & Commercial)..........        66,000       1,037,183
                    Sumitomo Marine & Fire Insurance Co., Ltd. (Finance).................        66,000         498,755
                    Sumitomo Realty & Development Co., Ltd. (Real Estate)................       136,000       1,068,613
                    Sumitomo Trust & Banking Co., Ltd. (Finance).........................       191,000       2,640,704
                    Taisho Pharmaceutical Co., Ltd. (Healthcare).........................        20,000         501,503
                    Takeda Chemical Industries Ltd. (Healthcare).........................        10,000         253,328
                    TDK Corp. (Information Technology)...................................        32,000       2,456,677
                    Tokai Bank Ltd. (Finance)............................................        62,000         510,056
                    Ube Industries Ltd. (Materials)......................................        39,000         110,520
                    Yakult Honsha Co. (Consumer Staples).................................        33,000         357,063
                    Yamanouchi Pharmaceutical Co., Ltd. (Healthcare).....................        47,000       1,158,351
                    Yamatake-Honeywell (Information Technology)..........................        28,000         526,578
                    Yamazaki Baking Co. (Consumer Staples)...............................        21,000         357,063
                                                                                                           ------------
                                                                                                             48,060,392
                                                                                                           ------------
                    KOREA -- 0.2%
                    Korea Electric Power Corp. (Utilities)...............................         7,000         224,565
                    Korea Electric Power Corp. ADR (Utilities)...........................         3,400          61,625
                    Pohang Iron & Steel Co., Ltd. ADR (Materials)........................        11,000         319,000
                                                                                                           ------------
                                                                                                                605,190
                                                                                                           ------------
                    MALAYSIA -- 1.4%
                    AMMB Holdings Bhd (Finance)..........................................       134,000         847,932
                    Berjaya Group Bhd (Industrial & Commercial)..........................       642,000         848,267
                    Malakoff Bhd (Industrial & Commercial)...............................       146,000         668,206
                    Malayan Banking Bhd (Finance)........................................        30,000         316,393
                    Resorts World Bhd (Information & Entertainment)......................       116,000         387,790
                    Telekom Malaysia Bhd (Information Technology)........................       165,000       1,221,395
                                                                                                           ------------
                                                                                                              4,289,983
                                                                                                           ------------

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    MEXICO -- 0.5%
                    Fomento Economico Mexicano SA de CV (Consumer Staples)...............       155,000    $    823,113
                    Panamerican Beverages, Inc. Class A ADR (Consumer Staples)...........        26,000         754,000
                                                                                                           ------------
                                                                                                              1,577,113
                                                                                                           ------------
                    NETHERLANDS -- 3.0%
                    Akzo Nobel NV (Materials)............................................         9,910       1,318,069
                    Fortis Amev NV (Finance).............................................        41,900       1,719,589
                    Hunter Douglas NV (Industrial & Commercial)..........................         9,900         872,848
                    ING Groep NV (Finance)...............................................        39,000       1,722,289
                    Koninklijke Hoogovens NV (Materials).................................        16,300         812,245
                    Koninklijke KNP BT (Materials).......................................        40,400         832,166
                    SGS Thomson Microelectronics NV (Information Technology).............         5,580         453,388
                    Stork NV (Industrial & Commercial)...................................        20,600         910,793
                    Vendex International NV (Consumer Discretionary).....................        12,070         676,799
                                                                                                           ------------
                                                                                                              9,318,186
                                                                                                           ------------
                    NEW ZEALAND -- 0.3%
                    Fletcher Challenge Ltd. forest shares (Industrial & Commercial)+.....        83,990         110,635
                    Lion Nathan Ltd. (Consumer Staples)..................................       105,000         275,173
                    Telecommunications Corp. of New Zealand Ltd. (Utilities).............        86,000         413,393
                                                                                                           ------------
                                                                                                                799,201
                                                                                                           ------------
                    NORWAY -- 0.6%
                    Bergesen D.Y. ASA (Industrial & Commercial)..........................        37,000         854,365
                    Den Norske Bank ASA (Finance)........................................       152,000         595,284
                    Orkla ASA (Industrial & Commercial)..................................         6,100         531,738
                                                                                                           ------------
                                                                                                              1,981,387
                                                                                                           ------------
                    PHILIPPINES -- 0.2%
                    Manila Electric Co. (Utilities)......................................       110,348         619,201
                    Philippine Commerce International Bank (Finance).....................         4,470          43,641
                                                                                                           ------------
                                                                                                                662,842
                                                                                                           ------------
                    SINGAPORE -- 0.8%
                    Development Bank of Singapore Ltd. alien shares (Finance)............        12,000         150,178
                    Overseas Chinese Banking Corp., Ltd. alien shares (Finance)..........        50,600         629,714
                    Overseas Union Bank Ltd. alien shares (Finance)......................        58,000         397,399
                    Singapore Airlines Ltd. alien shares (Information & Entertainment)...         8,000          68,238
                    Singapore Press Holdings Ltd. alien shares (Information &
                      Entertainment).....................................................        59,400       1,183,598
                                                                                                           ------------
                                                                                                              2,429,127
                                                                                                           ------------
                    SOUTH KOREA -- 0.2%
                    SK Telecom Co., Ltd ADR (Information Technology).....................        78,949         730,278
                                                                                                           ------------
                    SPAIN -- 1.1%
                    Banco Bilbao Vizcaya SA (Finance)....................................        13,500         956,281
                    Banco de Santander SA (Finance)......................................         7,000         597,053
                    Tabacalera SA Series A (Consumer Staples)............................        13,300         675,304
                    Telefonica de Espana SA (Utilities)..................................        42,500       1,225,962
                                                                                                           ------------
                                                                                                              3,454,600
                                                                                                           ------------
                    SWEDEN -- 0.5%
                    Astra AB Class A (Healthcare)........................................        30,133         485,941
                    Sparbanken Sverige AB (Finance)......................................        34,900         684,384
                    Trygghansa AB (Finance)..............................................        27,000         494,633
                                                                                                           ------------
                                                                                                              1,664,958
                                                                                                           ------------
                    SWITZERLAND -- 2.7%
                    Baloise Holdings (Finance)...........................................           439         963,915
                    Ciba Specialty Chemicals AG (Materials)+.............................        13,400       1,267,721
                    Holderbank Financiere Glarus (Materials).............................         1,040         911,946
                    Nestle SA (Consumer Staples).........................................           840       1,043,773

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    SWITZERLAND (continued)
                    Novartis AG (Healthcare).............................................         1,302    $  1,762,214
                    Schindler Holding AG registered (Industrial & Commercial)............           400         513,979
                    Schindler Holding AG (Industrial & Commercial).......................           560         721,547
                    SMH AG (Consumer Discretionary)......................................         3,840         542,220
                    Zurich Verischerungsgesellschaft (Finance)...........................         1,780         653,488
                                                                                                           ------------
                                                                                                              8,380,803
                                                                                                           ------------
                    THAILAND -- 0.1%
                    Thai Farmers Bank alien shares (Finance).............................        40,000         198,778
                                                                                                           ------------
                    UNITED KINGDOM -- 9.0%
                    Anglian Water PLC (Industrial & Commercial)..........................        94,900       1,061,085
                    BAA PLC (Industrial & Commercial)....................................       119,000       1,031,736
                    Bass PLC (Consumer Staples)..........................................        60,800         792,200
                    Beazer Group PLC (Consumer Discretionary)............................       285,000         801,898
                    BG PLC (Utilities)...................................................       137,000         457,190
                    Boots Co. PLC (Consumer Discretionary)...............................        54,800         634,687
                    BPB Industries PLC (Materials).......................................        74,700         422,196
                    British Aerospace PLC (Industrial & Commercial)......................        36,100         734,047
                    British Petroleum Co. PLC (Energy)...................................        72,200         862,195
                    British Telecommunications PLC (Information Technology)..............       142,300       1,031,227
                    BTR PLC (Industrial & Commercial)....................................       152,000         494,814
                    Cable & Wireless PLC (Information Technology)........................        80,000         653,034
                    Carlton Communications PLC (Information & Entertainment).............        98,000         844,855
                    Compass Group PLC (Information & Entertainment)......................       104,400       1,164,744
                    Energy Group PLC (Energy)............................................        43,140         386,023
                    General Accident PLC (Finance).......................................        30,100         443,646
                    Granada Group PLC (Information & Entertainment)......................        65,300         927,211
                    Guinness PLC (Consumer Staples)......................................        86,000         800,491
                    Holliday Chemical Holdings PLC (Materials)...........................       167,860         389,925
                    IMI PLC (Industrial & Commercial)....................................        94,000         547,424
                    Kingfisher PLC (Consumer Discretionary)..............................        54,700         638,450
                    Ladbroke Group PLC (Information & Entertainment).....................       197,800         744,217
                    PowerGen PLC (Utilities).............................................        81,000         923,556
                    Refuge Group PLC (Finance)+..........................................        52,400         416,594
                    Royal & Sun Alliance Insurance Group PLC (Finance)...................        66,800         503,759
                    Rugby Group PLC (Industrial & Commercial)............................       393,060         758,729
                    Scottish & Newcastle PLC (Consumer Staples)..........................        74,000         848,585
                    Scottish Power PLC (Utilities).......................................       160,000       1,002,454
                    Shell Transport & Trading Co. (Energy)...............................        47,000         926,468
                    Siebe PLC (Industrial & Commercial)..................................        50,000         786,848
                    Smithkline Beecham PLC ADR (Healthcare)..............................        15,400       1,347,500
                    TI Group PLC (Industrial & Commercial)...............................        89,000         831,327
                    Tomkins PLC (Industrial & Commercial)................................       304,100       1,320,768
                    United News & Media PLC (Information & Entertainment)................        69,900         885,042
                    Vodafone Group PLC (Information Technology)..........................       142,900         635,838
                    Whitbread PLC (Consumer Staples).....................................        70,000         910,355
                                                                                                           ------------
                                                                                                             27,961,118
                                                                                                           ------------
                    UNITED STATES -- 40.4%
                    Abbott Laboratories, Inc. (Healthcare)...............................        35,100       2,211,300
                    AlliedSignal, Inc. (Industrial & Commercial).........................        24,900       1,911,075
                    Altera Corp. (Information Technology)+...............................        29,600       1,568,800
                    American Express Co. (Finance).......................................        27,800       1,932,100
                    American International Group, Inc. (Finance).........................        18,400       2,490,900
                    Amgen, Inc. (Healthcare)+............................................        12,300         822,563
                    Apache Corp. (Energy)................................................        33,400       1,143,950
                    Applebees International, Inc. (Information & Entertainment)..........        22,100         549,738
                    Applied Materials, Inc. (Industrial & Commercial)+...................        14,100         920,025

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    UNITED STATES (continued)
                    Atmel Corp. (Information Technology)+................................        23,500    $    675,625
                    Becton Dickinson & Co. (Healthcare)..................................        20,200         994,850
                    Boston Scientific Corp. (Healthcare)+................................        24,000       1,281,000
                    Bristol-Myers Squibb Co. (Healthcare)................................        31,500       2,311,312
                    Campbell Soup Co. (Consumer Staples).................................        36,100       1,660,600
                    Carnival Corp. Class A (Information & Entertainment).................        28,800       1,094,400
                    Case Corp. (Industrial & Commercial).................................        23,300       1,374,700
                    Centocor, Inc. (Industrial & Commercial)+............................        12,100         426,525
                    Chase Manhattan Corp. (Finance)......................................        18,600       1,757,700
                    Cisco Systems, Inc. (Information Technology)+........................        31,000       2,100,250
                    Coca-Cola Co. (Consumer Staples).....................................        52,500       3,583,125
                    Colgate-Palmolive Co. (Consumer Staples).............................        38,400       2,380,800
                    Columbia/HCA Healthcare Corp. (Healthcare)...........................        20,400         747,150
                    COMPAQ Computer, Corp. (Information Technology)+.....................        23,100       2,500,575
                    Cox Communications, Inc., Class A (Information & Entertainment)+.....        26,800         586,250
                    Crown, Cork & Seal Co., Inc. (Materials).............................        12,500         728,125
                    Dayton Hudson Corp. (Consumer Discretionary).........................        34,200       1,645,875
                    Dean Witter, Discover & Co. (Finance)................................        28,500       1,175,625
                    Dell Computer Corp. (Information Technology)+........................        17,600       1,980,000
                    Disney (Walt) Co. (Information & Entertainment)......................        29,600       2,423,500
                    Eastman Kodak Co. (Materials)........................................        12,800       1,060,800
                    Emerson Electric Co. (Industrial & Commercial).......................        15,700         847,800
                    Exxon Corp. (Energy).................................................        62,900       3,726,825
                    Federal National Mortgage Association (Finance)......................        20,700         903,037
                    Federated Department Stores, Inc. (Consumer Discretionary)+..........        19,400         717,800
                    First Data Corp. (Finance)...........................................        20,900         836,000
                    First Union Corp. (Finance)..........................................        11,200         961,800
                    FPL Group, Inc. (Utilities)+.........................................        25,600       1,190,400
                    General Electric Co. (Industrial & Commercial).......................        64,000       3,864,000
                    General Reinsurance Group (Finance)+.................................         3,100         543,275
                    Gillette Co. (Consumer Staples)......................................        31,200       2,772,900
                    Halliburton Co. (Energy).............................................         6,700         518,413
                    Hartford Financial Services Group, Inc. (Finance)....................        10,900         850,200
                    Heinz (H.J.) Co. (Consumer Staples)..................................        23,700       1,019,100
                    Household International, Inc. (Finance)..............................        13,800       1,355,850
                    Intel Corp. (Information Technology).................................        25,000       3,787,500
                    International Business Machines Corp. (Information Technology).......        15,400       1,332,100
                    Johnson & Johnson Co. (Healthcare)...................................        25,600       1,532,800
                    Kohl's Corp. (Consumer Discretionary)+...............................        31,200       1,680,900
                    La Quinta Inns, Inc. (Information & Entertainment)...................        29,100         669,300
                    Lucent Technologies, Inc. (Information Technology)...................        10,176         647,448
                    MBNA Corp. (Finance).................................................        45,750       1,549,781
                    McDonald's Corp. (Information & Entertainment).......................        16,200         814,050
                    Medtronic, Inc. (Healthcare).........................................        21,100       1,561,400
                    Merck & Co., Inc. (Healthcare).......................................        38,600       3,469,175
                    Merrill Lynch & Co., Inc. (Finance)..................................        17,660       1,871,960
                    Microsoft Corp. (Information Technology)+............................        23,200       2,876,800
                    Monsanto Co. (Materials).............................................        11,400         501,600
                    Morgan Stanley Group, Inc. (Finance).................................        12,000         810,000
                    Netscape Communications Corp. (Information Technology)+..............         9,400         277,888
                    New York Times Co. Class A (Information & Entertainment).............        25,900       1,193,019
                    Newell Co. (Consumer Staples)........................................        19,000         726,750
                    Oracle Systems Corp. (Information Technology)+.......................        38,700       1,804,387
                    Oxford Health Plans, Inc. (Healthcare)+..............................        10,400         733,200
                    PepsiCo, Inc. (Consumer Staples).....................................        31,000       1,139,250
                    Pfizer, Inc. (Healthcare)............................................        26,600       2,736,475
                    Philip Morris Cos., Inc. (Consumer Staples)..........................        65,200       2,868,800
                    Procter & Gamble Co. (Consumer Staples)..............................        20,200       2,785,075
                    Schering-Plough Corp. (Healthcare)...................................        24,900       2,259,675

                                                           ---------------------

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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    UNITED STATES (continued)
                    Sears, Roebuck & Co. (Consumer Discretionary)........................        24,300    $  1,193,737
                    Solectron Corp. (Information Technology)+............................        21,500       1,343,750
                    Sunbeam Corp. (Consumer Staples).....................................        48,100       1,623,375
                    Tele-Communications Liberty Media Group (Information &
                      Entertainment)+....................................................        48,050       1,048,091
                    Texaco, Inc. (Energy)................................................        18,300       1,996,987
                    Transocean Offshore, Inc. (Energy)...................................         4,700         324,300
                    Travelers Group, Inc. (Finance)......................................        35,066       1,924,247
                    Tyco International Ltd. (Industrial & Commercial)....................        29,200       1,854,200
                    Union Pacific Corp. (Industrial & Commercial)........................        20,700       1,402,425
                    United States Industries, Inc. (Consumer Staples)+...................        26,800         954,750
                    United Technologies Corp. (Industrial & Commercial)..................        24,400       1,961,150
                    USA Waste Services, Inc. (Industrial & Commercial)+..................        31,200       1,131,000
                    USX Marathon Group (Energy)..........................................        28,700         853,825
                    Wal-Mart Stores, Inc. (Consumer Discretionary).......................        44,900       1,335,775
                    Wrigley, (Wm) Jr. Co. (Consumer Staples).............................        21,800       1,291,650
                                                                                                           ------------
                                                                                                            126,015,233
                                                                                                           ------------
                    VENEZUELA -- 0.3%
                    Compania Anon Nacional Tele de Venezuela ADR (Information
                      Technology)........................................................        24,000         891,000
                                                                                                           ------------
                    TOTAL COMMON STOCK (cost $237,260,593)...............................                   284,020,857
                                                                                                           ------------
                                           PREFERRED STOCK -- 0.7%
                    ----------------------------------------------------------------------------------------------------
                    BRAZIL -- 0.0%
                    Dixie Toga SA (Industrial & Commercial)..............................        99,123          64,816
                    Klabin Fabricadora (Materials).......................................         2,000           1,906
                                                                                                           ------------
                                                                                                                 66,722
                                                                                                           ------------
                    FINLAND -- 0.2%
                    Nokia Corp. ADR (Information Technology).............................        10,900         711,666
                                                                                                           ------------
                    GERMANY -- 0.5%
                    Henkel KGAA (Consumer Staples).......................................        11,160         629,468
                    Hornbach Holding AG (Consumer Discretionary).........................         5,790         399,754
                    KSB Kl Schanz Beck (Finance).........................................         2,110         485,185
                                                                                                           ------------
                                                                                                              1,514,407
                                                                                                           ------------
                    TOTAL PREFERRED STOCK (cost $1,753,090)..............................                     2,292,795
                                                                                                           ------------
                                                                                             PRINCIPAL
                                            BONDS & NOTES -- 0.3%                             AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    JAPAN -- 0.3%
                    Sumitomo Bank Ltd. 0.75% 2001 (Finance)..............................   $74,000,000          725,623
                                                                                                            ------------
                    MALAYSIA -- 0.0%
                    AMMB Holdings Bhd 5.00% 2002 (Finance)(1)............................        49,000           19,501
                    AMMB Holdings Bhd 7.50% 2002 (Finance)(1)............................        49,000           19,501
                                                                                                            ------------
                                                                                                                  39,002
                                                                                                            ------------
                    TOTAL BONDS & NOTES (cost $708,912)..................................                        764,624
                                                                                                            ------------

---------------------


                                              WARRANTS -- 0.0%+                               SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    FRANCE -- 0.0%
                    Compagnie Generale des Eaux (Multi-industry) 5/2/01..................         6,520    $      4,460
                                                                                                           ------------
                    HONG KONG -- 0.0%
                    Hong Kong & China Gas Co., Ltd. (Utilities) 9/30/97..................         8,640           6,077
                    Hysan Development Co., Ltd. (Real Estate) 4/30/98....................         2,250           1,256
                                                                                                           ------------
                                                                                                                  7,333
                                                                                                           ------------
                    MALAYSIA -- 0.0%
                    AMMB Holdings Bhd 5/2/13 (Finance)(1)................................         4,900               0
                    Development & Commercial Bank Holdings Bhd (Finance)+ 12/27/99.......        32,000          44,319
                    TA Enterprise Bhd (Finance) 11/22/98.................................        50,000          32,236
                                                                                                           ------------
                                                                                                                 76,555
                                                                                                           ------------
                    THAILAND -- 0.0%
                    Thai Farmers Bank alien shares (Finance) 9/15/02.....................         2,375           1,645
                                                                                                           ------------
                    TOTAL WARRANTS (cost $7,413).........................................                        89,993
                                                                                                           ------------
                    TOTAL INVESTMENT SECURITIES (cost $239,730,008)......................                   287,168,269
                                                                                                           ------------
                                                                                             PRINCIPAL
                                        SHORT-TERM SECURITIES -- 8.5%                         AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    TIME DEPOSIT -- 8.5%
                    Cayman Island Time Deposit with State Street Bank & Trust Co.
                      5.25% due 6/02/97 (cost $26,626,000)...............................   $26,626,000      26,626,000
                                                                                                           ------------
                    TOTAL INVESTMENTS --
                      (cost $266,356,008)                               100.7%                              313,794,269
                    Liabilities in excess of other assets --             (0.7)                               (2,148,489)
                                                                        ------                             -------------
                    NET ASSETS --                                       100.0%                             $311,645,780
                                                                        ======                             ============

              -----------------------------

              +   Non-income producing securities

              *   Resale restricted to qualified institutional buyers

              (1) Fair valued security; see Note 2

              ADR -- American Depository Receipt

              GDR -- Global Depository Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL DIVERSIFIED
    EQUITIES PORTFOLIO                      INVESTMENT PORTFOLIO -- MAY 31, 1997
                                                                     (UNAUDITED)

                                            COMMON STOCK -- 94.7%                             SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------

                    AUSTRALIA -- 2.3%
                    Amcor Holdings Ltd. (Materials)......................................        21,900    $    145,122
                    Australian Gas Light Co., Ltd. (Utilities)...........................        11,700          69,778
                    Australian National Industries Ltd. (Materials)......................        32,200          38,015
                    Boral Ltd. (Industrial & Commercial).................................        41,841         133,532
                    Brambles Industries Ltd. (Industrial & Commercial)...................         8,000         144,108
                    Broken Hill Proprietary Co. Ltd. (Materials).........................        62,806         902,122
                    Burns Philp & Co., Ltd. (Consumer Staples)...........................        18,679          27,459
                    Coca-Cola Amatil Ltd. (Consumer Staples).............................        16,945         196,179
                    Coles Myer Ltd. (Consumer Discretionary).............................        36,047         168,196
                    CRA Ltd. (Materials).................................................        10,800         177,115
                    Crown Ltd. (Information & Entertainment)+............................        21,234          33,964
                    CSR Ltd. (Industrial & Commercial)...................................        37,000         135,837
                    Fosters Brewing Group Ltd. (Consumer Staples)........................        63,000         123,802
                    General Property Trust (Real Estate).................................        40,700          76,880
                    Gio Australia Holdings Ltd. (Finance)................................        20,793          61,133
                    Goodman Fielder Wattie Ltd. (Consumer Staples).......................        41,574          53,832
                    ICI Australia Ltd. (Materials).......................................        11,200         103,648
                    Leighton Holdings Ltd. (Industrial & Commercial).....................         8,100          37,634
                    Lend Lease Corp., Ltd. (Finance).....................................         9,002         178,408
                    M.I.M. Holdings Ltd. (Materials).....................................        55,757          83,238
                    National Australia Bank Ltd. (Finance)...............................        45,577         651,943
                    Newcrest Mining Ltd. (Materials).....................................         9,731          24,237
                    News Corp., Ltd. (Information & Entertainment).......................        62,794         278,840
                    Normandy Mining Ltd. (Materials).....................................        52,980          64,969
                    North Ltd. (Materials)...............................................        26,208         100,209
                    Pacific Dunlop Ltd. (Industrial & Commercial)........................        29,900          83,581
                    Pioneer International Ltd. (Industrial & Commercial).................        31,700         107,928
                    Plutonic Resources Ltd. (Materials)..................................         7,500          27,477
                    Renison Goldfields Consolidated Ltd. (Materials).....................         6,586          26,085
                    Santos Ltd. new shares (Energy)+.....................................         2,513          10,374
                    Santos Ltd. (Energy).................................................        20,100          82,366
                    Smith (Howard) Ltd. (Industrial & Commercial)........................         6,800          61,117
                    Sons of Gwalia Ltd. (Materials)......................................         4,100          17,148
                    Southcorp Holdings Ltd. (Industrial & Commercial)....................        21,275          79,402
                    TABCORP Holdings Ltd. (Information & Entertainment)..................        10,900          53,882
                    Western Mining Corp. Holdings Ltd. (Materials)+......................        33,029         213,585
                    Westfield Trust (Real Estate)........................................        41,133          78,011
                    Westfield Trust new shares (Real Estate).............................         1,421           2,695
                    Westpac Banking Corp. Ltd. (Finance).................................        56,900         309,008
                                                                                                           ------------
                                                                                                              5,162,859
                                                                                                           ------------
                    FRANCE -- 9.1%
                    Accor SA (Information Technology)....................................         2,398         332,213
                    Alcatel Alsthom Compagnie General D'Electricite (Information
                      Technology)........................................................         8,093         875,926
                    AXA SA (Finance)+....................................................        16,810       1,005,759
                    Banque Nationale de Paris (Finance)..................................        11,820         484,909
                    BIC (Industrial & Commercial)........................................         1,950         287,033
                    Bouygues SA (Consumer Discretionary).................................         1,831         158,476
                    Canal Plus (Information & Entertainment).............................         1,340         226,946
                    Carrefour SA (Consumer Discretionary)................................         2,100       1,378,277

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    FRANCE (continued)
                    Compagnie Bancaire SA (Finance)......................................         1,545    $    170,965
                    Compagnie de St. Gobain (Materials)..................................         4,803         662,902
                    Compagnie de Suez SA (Finance).......................................         7,802         397,761
                    Compagnie Financiere de Paribas (Finance)............................         4,739         305,040
                    Compagnie Generale des Eaux (Multi-industry).........................         6,004         738,205
                    Elf Aquitaine SA (Energy)............................................        14,900       1,488,813
                    Eridania Beghin-Say SA (Consumer Staples)............................         1,600         223,877
                    Essilor International (Healthcare)...................................           595         150,847
                    Etablissements Economiques du Casino Guichard-Perrachon (Consumer
                      Discretionary).....................................................         4,775         215,076
                    Groupe Danone (Consumer Staples).....................................         4,152         624,820
                    Groupe Saint Louis (Materials).......................................           595         137,143
                    Havas SA (Industrial & Commercial)...................................         3,577         240,961
                    L'Air Liquide SA (Materials).........................................         3,930         602,301
                    L' Oreal (Consumer Staples)..........................................         3,703       1,343,432
                    Lafarge SA (Materials)...............................................         5,379         343,721
                    Legrand SA (Information Technology)..................................         1,640         263,838
                    Lyonnaise des Eaux SA (Multi-industry)...............................         3,370         330,896
                    Michelin SA Class B (Consumer Discretionary).........................         8,146         444,781
                    Moet Hennessy Louis Vuitton (Consumer Staples).......................         4,750       1,149,950
                    Pernod-Ricard (Consumer Staples).....................................         3,675         175,330
                    Peugeot SA (Consumer Discretionary)..................................         3,125         309,004
                    Pinault Printemps Redoute (Consumer Discretionary)...................         1,160         486,129
                    Promodes (Consumer Discretionary)....................................         1,135         384,256
                    Rhone-Poulenc Rorer, SA Class A (Healthcare).........................        18,726         606,408
                    Sagem SA (Industrial & Commercial)...................................           190          95,418
                    Sanofi SA (Healthcare)...............................................         5,717         496,003
                    Schneider SA (Industrial & Commercial)+..............................         8,172         392,425
                    Simco (Real Estate)+.................................................            46           3,721
                    Simco registered (Real Estate).......................................         1,875         162,349
                    Societe Eurafrance SA (Finance)......................................           215          88,352
                    Societe Generale (Finance)...........................................         5,065         562,232
                    Sodexho SA (Information & Entertainment).............................           360         167,077
                    Thomson CSF (Industrial & Commercial)................................         6,375         181,603
                    Total SA, Series B (Energy)..........................................        12,992       1,187,922
                    Usinor Sacilor (Materials)...........................................        14,260         213,853
                                                                                                           ------------
                                                                                                             20,096,950
                                                                                                           ------------
                    GERMANY -- 9.1%
                    Adidas AG (Consumer Discretionary)...................................         2,000         210,052
                    Agiv AG (Multi-industry)+............................................         1,900          34,907
                    Allianz Holdings AG (Finance)........................................         9,500       2,009,391
                    AMB Aachener und Muenchner (Finance).................................           150         138,845
                    BASF AG (Materials)..................................................        23,450         864,402
                    Bayer AG (Multi-industry)............................................        29,900       1,159,017
                    Bayerische Hypotheken und Bank AG (Finance)..........................        10,000         317,419
                    Bayerische Vereinsbank AG (Finance)..................................        10,500         431,894
                    Beiersdorf AG (Consumer Staples).....................................         3,450         183,693
                    Bilfinger & Berger Bau AG (Consumer Discretionary)...................         2,050          79,764
                    Brau Und Brunnen AG (Consumer Staples)+..............................           300          22,293
                    CKAG Colonia Konzern AG (Finance)....................................         1,150         111,023
                    Continental AG (Consumer Discretionary)..............................         3,950          89,742
                    Daimler-Benz AG (Consumer Discretionary)+............................        20,300       1,561,904
                    Degussa AG (Materials)...............................................         3,500         170,075
                    Deutsche Bank AG (Finance)+..........................................        20,250       1,122,038
                    Deutsche Telekom AG (Information Technology).........................        85,279       1,891,097
                    Deutz AG (Industrial & Commercial)...................................         2,550          25,066
                    Dresdner Bank AG (Finance)...........................................        17,700         619,308
                    Heidelberger Zement AG (Materials)...................................         1,900         177,871

                                                           ---------------------

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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    GERMANY (continued)
                    Hochtief AG (Industrial & Commercial)................................         3,650    $    153,765
                    Karstadt AG (Consumer Discretionary).................................           400         141,127
                    Linde AG (Industrial & Commercial)...................................           400         274,999
                    Lufthansa AG (Information & Entertainment)...........................        15,350         244,382
                    Manitoba AG (Industrial & Commercial)................................           550         157,364
                    Mannesmann AG (Industrial & Commercial)..............................         1,450         588,789
                    Merck KGAA (Healthcare)..............................................         6,446         264,953
                    Metro AG (Consumer Discretionary)....................................         4,060         444,103
                    Munchener Ruckversicherungs (Finance)................................           304         773,741
                    Preussag AG (Materials)..............................................           750         197,472
                    RWE AG (Utilities)...................................................        13,450         572,910
                    SAP AG (Information Technology)......................................         2,441         435,327
                    Schering AG (Healthcare).............................................         2,900         291,171
                    Siemens AG (Industrial & Commercial).................................        22,700       1,279,440
                    STRABAG AG (Industrial & Commercial)+................................           150          12,726
                    Thyssen AG (Materials)...............................................         1,550         351,881
                    VEBA AG (Utilities)..................................................        19,900       1,124,767
                    Viag AG (Materials)..................................................         1,150         523,492
                    Viag AG New (Materials)+.............................................           171          77,041
                    Volkswagen AG (Consumer Discretionary)...............................         1,200         775,145
                                                                                                           ------------
                                                                                                             19,904,396
                                                                                                           ------------
                    HONG KONG -- 3.2%
                    Applied International Holdings Ltd. (Information & Entertainment)+...        12,000             960
                    Bank of East Asia Ltd. (Finance).....................................        44,099         160,494
                    Cathay Pacific Airways Ltd. (Industrial & Commercial)................       102,000         153,359
                    Cheung Kong Holdings Ltd. (Real Estate)..............................        71,000         726,173
                    China Light & Power Co., Ltd. (Utilities)............................        77,500         388,075
                    Chinese Estates Ltd. (Real Estate)...................................        56,722          57,465
                    Giordano International Ltd. (Consumer Discretionary).................        22,000          13,203
                    Hang Lung Development Co. (Real Estate)..............................        43,000          82,409
                    Hang Seng Bank Ltd. (Finance)........................................        61,000         732,142
                    Hong Kong & China Gas Co., Ltd. (Utilities)..........................       115,422         201,097
                    Hong Kong Aircraft Engineering Co., Ltd. (Industrial & Commercial)...         6,400          19,534
                    Hong Kong Telecommunications Ltd. (Information Technology)...........       366,676         811,576
                    Hongkong & Shanghai Hotels Ltd. (Information & Entertainment)........        44,166          68,399
                    Hopewell Holdings Ltd. (Real Estate).................................       136,000          75,911
                    Hutchison Whampoa Ltd. (Finance).....................................       119,000         990,579
                    Hysan Development Co., Ltd. (Real Estate)............................        34,000         113,428
                    Johnson Electric Holdings Ltd. (Industrial & Commercial).............        13,500          39,811
                    Miramar Hotel & Investment Co., Ltd. (Information & Entertainment)...        11,000          20,940
                    New World Development Co., Ltd. (Real Estate)........................        59,061         375,015
                    Oriental Press Group (Information & Entertainment)...................        48,000          16,416
                    Peregrine Investments Holdings Ltd. (Finance)........................        13,700          24,400
                    Shangri-La Asia Ltd. (Information & Entertainment)...................        54,900          69,435
                    Shun Tak Holdings Ltd. (Industrial & Commercial).....................        42,000          27,644
                    South China Morning Post Ltd. (Information & Entertainment)..........        58,000          55,766
                    Stelux Holdings International Ltd. (Consumer Discretionary)..........        18,800           3,542
                    Sun Hung Kai Properties Ltd. (Real Estate)...........................        75,000         921,953
                    Swire Pacific Ltd. Class A (Multi-industry)..........................        50,500         423,630
                    Television Broadcasting Ltd. (Information & Entertainment)...........        15,000          65,432
                    Wharf Holdings Ltd. (Real Estate)....................................        73,000         326,915
                    Wing Lung Bank Ltd. (Finance)........................................         8,321          47,788
                    Winsor Industrial Corp., Ltd. (Consumer Discretionary)...............        12,000           2,617
                                                                                                           ------------
                                                                                                              7,016,108
                                                                                                           ------------
                    INDONESIA -- 0.0%
                    Unilever Indonesia alien shares (Information Technology).............         2,000          36,999
                                                                                                           ------------

---------------------

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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    ITALY -- 3.6%
                    Acciaierie & Ferriere Lombarde (Materials)...........................         7,000    $     26,956
                    Assicurazione Generali SpA (Finance).................................        41,760         714,710
                    Banca Commerciale Italiana SpA (Finance).............................        66,200         130,294
                    Banco Ambrosiano Veneto SpA (Finance)................................        25,900          63,816
                    Benetton Group SpA (Consumer Discretionary)..........................         8,825         123,434
                    Burgo (Cartiere) SpA (Materials).....................................         7,700          44,897
                    Cogefar-Impresit SpA (Industrial & Commercial)+......................        15,000          10,924
                    Credito Italiano SpA (Finance).......................................       113,500         168,798
                    Edison SpA (Utilities)...............................................        30,000         142,170
                    ENI SpA (Energy).....................................................       360,000       1,795,273
                    Fiat SpA (Consumer Discretionary)....................................       152,200         498,965
                    Fiat SpA nonconvertible (Consumer Discretionary).....................        33,700          59,069
                    Gilardini SpA (Industrial & Commercial)..............................        22,500          35,852
                    Istituto Bancario San Paolotorno (Finance)...........................        39,800         250,269
                    Istituto Mobiliare Italiano (Finance)................................        28,950         253,202
                    Istituto Nazionale Delle Asazioni SpA (Finance)......................       191,700         264,734
                    Italcementi Fabbriche SpA (Materials)................................        10,550          61,359
                    Italcementi Fabbriche SpA nonconvertible (Materials).................         7,650          18,849
                    Italgas-Societa Itailiana per il Gas SpA (Utilities).................        30,900          95,101
                    La Rinascente Per L'Eserciz Grandi Magazzini SpA (Consumer
                      Discretionary).....................................................        10,000          48,393
                    Mediaset SpA (Information & Entertainment)...........................        54,500         234,474
                    Mediobanca SpA (Finance).............................................        22,700         129,077
                    Montedison SpA (Multi-industry)......................................       129,650          79,193
                    Montedison SpA nonconvertible (Multi-industry).......................        42,100          26,833
                    Olivetti Group SpA (Information Technology)+.........................       163,000          47,425
                    Parmalat Finanziar (Finance).........................................        72,920         103,929
                    Pirelli SpA (Consumer Discretionary).................................        74,000         161,150
                    Riunione Adriatica de Sicur (Finance)................................        13,475         102,586
                    Saffa SpA (Materials)+...............................................         1,300           2,355
                    Sasib SpA (Industrial & Commercial)..................................         7,400          24,980
                    Sirti SpA (Consumer Discretionary)...................................        14,100          81,174
                    SNIA BPD SpA (Multi-industry)........................................        33,000          27,071
                    Societa Assicuratrice Industriale SpA (Finance)......................         6,450          45,298
                    Telecome Italia Mobile SpA-RNC (Information Technology)..............        70,000         122,282
                    Telecome Italia Mobile SpA (Information Technology)..................       297,900         873,772
                    Telecome Italia SpA (Information Technology).........................       292,500         805,283
                    Telecome Italia SpA nonconvertible (Information Technology)..........        71,000         155,874
                                                                                                           ------------
                                                                                                              7,829,821
                                                                                                           ------------
                    JAPAN -- 29.6%
                    Advantest Corp. (Industrial & Commercial)............................         3,760         255,725
                    Ajinomoto Co., Inc. (Consumer Staples)...............................        55,000         552,598
                    Aoki Corp. (Industrial & Commercial)+................................        29,000          34,865
                    Aoyama Trading Co., Ltd. (Consumer Discretionary)....................         3,900         121,237
                    Asahi Bank Ltd. (Finance)............................................        54,000         352,890
                    Asahi Breweries Ltd. (Consumer Staples)..............................        29,000         395,964
                    Asahi Chemical Industry Co., Inc. (Materials)........................        89,000         495,251
                    Asahi Glass Co., Ltd. (Materials)....................................        84,000         815,114
                    Bank of Tokyo-Mitsubishi Ltd. (Finance)+.............................        98,000       1,699,957
                    Bridgestone Corp. (Consumer Discretionary)...........................        29,000         654,959
                    Canon, Inc. (Information Technology).................................        36,000         911,979
                    Casio Computer Co. (Information Technology)..........................        18,000         141,589
                    Chiba Bank Ltd. (Finance)............................................        26,000         135,079
                    Chiyoda Corp. (Consumer Staples).....................................         6,000          28,235
                    Chugai Pharmaceutical Co., Ltd. (Healthcare).........................        29,000         246,046
                    Dai Nippon Printing Co., Ltd. (Industrial & Commercial)..............        40,000         800,343
                    Daiei, Inc. (Consumer Discretionary).................................        36,000         234,951
                    Daikin Industries Ltd. (Consumer Staples)............................        29,000         281,408

                                                           ---------------------

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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    JAPAN (continued)
                    Daiwa House Industry Co., Ltd. (Consumer Discretionary)..............        29,000    $    341,176
                    Daiwa Securities Co., Ltd. (Finance).................................        59,000         434,204
                    East Japan Railway Co. (Industrial & Commercial).....................           173         854,229
                    Ebara Corp. (Industrial & Commercial)................................        20,000         290,253
                    Fanuc Ltd. (Information Technology)..................................        12,500         445,470
                    Fuji Bank Ltd. (Finance).............................................        61,000         785,745
                    Fuji Photo Film Co., Ltd. (Materials)................................        20,000         774,581
                    Fujitsu Ltd. (Information Technology)................................        77,000         938,944
                    Furukawa Electric Co., Ltd. (Industrial & Commercial)................        36,000         213,310
                    Hankyu Corp. (Industrial & Commercial)...............................        39,000         202,619
                    Hazama Corp. (Consumer Staples)......................................        29,000          54,787
                    Hitachi Ltd. (Information Technology)+...............................       146,000       1,554,659
                    Honda Motor Co., Ltd. (Consumer Discretionary).......................        39,000       1,145,384
                    Industrial Bank of Japan Ltd. (Finance)..............................        53,000         637,183
                    Ito-Yokado Co., Ltd. (Consumer Discretionary)........................        19,000       1,083,383
                    Japan Airlines Co., Ltd. (Information & Entertainment)+..............       105,000         445,427
                    Japan Energy Corp. (Energy)..........................................        74,000         185,556
                    Joyo Bank Ltd. (Finance).............................................        18,000          88,106
                    Jusco Co., Ltd. (Consumer Discretionary).............................        14,000         472,477
                    Kajima Corp. (Industrial & Commercial)...............................        59,000         329,833
                    Kansai Electric Power Co., Inc. (Utilities)..........................        39,200         737,209
                    KAO Corp. (Consumer Staples).........................................        54,000         732,675
                    Kawasaki Steel Corp. (Materials).....................................       101,000         296,625
                    Kinki Nippon Railway Co., Ltd. (Industrial & Commercial).............        70,900         425,583
                    Kirin Brewery Co., Ltd. (Consumer Staples)...........................        59,000         582,653
                    Komatsu Ltd. (Industrial & Commercial)...............................        59,000         445,857
                    Kubota Ltd. (Industrial & Commercial)................................        89,000         408,888
                    Kumagai Gumi Co., Ltd. (Industrial & Commercial).....................        59,000          96,264
                    Kyocera Corp. (Information Technology)...............................         8,800         634,023
                    Kyowa Hakko Kogyo Co., Ltd. (Materials)..............................        29,000         206,200
                    Marubeni Corp. (Consumer Discretionary)..............................        89,000         378,317
                    Marui Co., Ltd. (Consumer Discretionary).............................        13,000         242,250
                    Matsushita Electric Industrial Co., Ltd. (Information Technology)+...        89,000       1,673,766
                    Mitsubishi Chemical Corp. (Materials)................................        89,000         270,554
                    Mitsubishi Corp. (Consumer Discretionary)............................        82,000         964,706
                    Mitsubishi Electric Corp. (Information Technology)...................       104,000         589,438
                    Mitsubishi Estate Co., Ltd. (Real Estate)............................        63,000         860,197
                    Mitsubishi Heavy Industries Ltd. (Industrial & Commercial)...........       160,000       1,151,395
                    Mitsubishi Materials Corp. (Materials)...............................        59,000         228,501
                    Mitsubishi Trust & Banking Corp. (Finance)...........................        30,000         430,228
                    Mitsui & Co. (Materials).............................................        89,000         787,205
                    Mitsui Engineering & Shipbuilding Co., Ltd. (Industrial &
                      Commercial)+.......................................................        59,000         108,931
                    Mitsui Fudosan Co., Ltd. (Real Estate)...............................        47,000         593,302
                    Mitsui Trust & Banking Co., Ltd. (Finance)...........................         2,000          15,045
                    Mitsukoshi Ltd. (Consumer Discretionary).............................        32,000         225,058
                    Murata Manufacturing Co., Ltd. (Information Technology)..............        10,000         395,878
                    Mycal Corp. (Consumer Discretionary).................................        19,000         274,109
                    NEC Corp. (Information Technology)...................................        60,000         834,693
                    New Oji Paper Co., Ltd. (Materials)+.................................        59,000         340,979
                    NGK Insulators Ltd. (Industrial & Commercial)........................        29,000         283,899
                    Nippon Denko Co., Ltd. (Industrial & Commercial).....................        36,000         899,614
                    Nippon Express Co., Ltd. (Industrial & Commercial)...................        38,000         295,320
                    Nippon Fire & Marine Insurance Co., Ltd. (Finance)...................        29,000         137,716
                    Nippon Light Metal Co., Ltd. (Materials).............................        28,000         109,403
                    Nippon Meat Packers, Inc. (Consumer Staples).........................        29,000         353,628
                    Nippon Oil Co., Ltd. (Energy)........................................        86,000         435,723
                    Nippon Steel Corp. (Materials).......................................       326,000         954,624
                    Nippon Telegraph & Telephone Corp. (Utilities)+......................           298       2,840,532
                    Nippon Yusen Kabushiki Kaish (Industrial & Commercial)...............        89,000         366,853

---------------------

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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    JAPAN (continued)
                    Nissan Motor Co., Ltd. (Consumer Discretionary)......................       112,000    $    742,499
                    NKK Corp. (Materials)................................................       172,000         338,240
                    Nomura Securities Co., Ltd. (Finance)................................        76,000         900,644
                    Odakyu Electric Railway Co., Ltd. (Industrial & Commercial)..........        33,600         186,106
                    Osaka Gas Co., Ltd. (Utilities)......................................       130,000         341,606
                    Penta Ocean Construction Co., Ltd. (Consumer Staples)................        29,000          94,882
                    Pioneer Electronic Corp. (Information & Entertainment)...............         9,000         222,585
                    Rohm Co. (Information Technology)....................................         3,000         311,722
                    Sakura Bank Ltd. (Finance)...........................................        81,000         484,818
                    Sankyo Co., Ltd. (Healthcare)........................................        22,000         697,123
                    Sanyo Electric Co., Ltd. (Information Technology)....................        89,000         375,260
                    Secom Co. (Information Technology)...................................         7,000         503,736
                    Sega Enterprises Ltd. (Consumer Discretionary).......................         5,800         194,246
                    Sekisui House Ltd. (Consumer Discretionary)..........................        29,000         283,899
                    Sharp Corp. (Information Technology).................................        58,000         747,102
                    Shimano, Inc. (Industrial & Commercial)..............................         8,000         153,199
                    Shimizu Corp. (Consumer Discretionary)...............................        42,000         249,944
                    Shin-Etsu Chemical Co., Ltd. (Materials).............................        13,200         330,992
                    Shiseido Co., Ltd. (Consumer Staples)................................        13,000         189,781
                    Shizuoka Bank Ltd. (Finance).........................................        22,000         211,593
                    Showa Denko K.K. (Materials).........................................        59,000         149,463
                    Sony Corp. (Information Technology)..................................        13,700       1,154,118
                    Sumitomo Chemical Co., Ltd. (Materials)..............................       117,000         484,277
                    Sumitomo Corp. (Industrial & Commercial).............................        59,000         521,855
                    Sumitomo Electric Industries Ltd. (Industrial & Commercial)..........        39,000         612,881
                    Sumitomo Forestry Co., Ltd. (Materials)..............................        12,000         130,872
                    Sumitomo Metal Industries Ltd. (Materials)...........................       158,000         402,971
                    Sumitomo Metal Mining Co., Ltd. (Materials)..........................        28,000         195,002
                    Sumitomo Osaka Cement Co., Ltd. (Materials)..........................        30,000          90,425
                    Sumitomo Trust & Banking Co., Ltd. (Finance).........................        64,000         884,843
                    Taisei Corp. (Consumer Discretionary)................................        59,000         252,821
                    Taisho Pharmaceutical Co., Ltd. (Healthcare).........................        18,000         451,353
                    Takeda Chemical Industries Ltd. (Healthcare).........................        36,000         911,979
                    Teijin Ltd. (Consumer Discretionary).................................        59,000         248,768
                    Tobu Railway Co., Ltd. (Industrial & Commercial).....................        40,000         179,304
                    Tohoku Electric Power Co., Inc. (Utilities)..........................        21,000         358,866
                    Tokai Bank Ltd. (Finance)............................................        52,000         427,789
                    Tokyo Marine & Fire Insurance Co., Ltd. (Finance)....................        89,000       1,047,059
                    Tokyo Dome Corp. (Information & Entertainment).......................         6,000          90,167
                    Tokyo Electric Power Co., Inc. (Utilities)...........................        54,600       1,040,893
                    Tokyo Electron Ltd. (Information Technology).........................         4,400         221,795
                    Tokyo Gas Co. Ltd. (Utilities).......................................       118,000         300,953
                    Tokyo Corp. (Industrial & Commercial)................................        51,000         291,679
                    Toppan Printing Co., Ltd. (Information & Entertainment)..............        40,000         549,592
                    Toray Industries, Inc. (Materials)...................................        89,000         605,307
                    Toto Ltd. (Materials)................................................        28,800         323,985
                    Toyobo Co., Ltd. (Consumer Discretionary)............................        59,000         149,970
                    Toyota Motor Corp. (Consumer Discretionary)..........................       136,000       3,900,730
                    Ube Industries Ltd. (Materials)......................................        59,000         167,196
                    Yamaichi Securities Co., Ltd. (Finance)..............................        59,000         167,196
                    Yasuda Trust & Banking Co., Ltd. (Finance)...........................        34,000         102,190
                                                                                                           ------------
                                                                                                             65,019,633
                                                                                                           ------------
                    KOREA -- 1.1%
                    Cho Hung Bank Co. Ltd. (Finance).....................................         3,880          22,463
                    Commerce Bank Korea (Finance)+.......................................         3,480          18,229
                    Daewoo Corp. (Industrial & Commercial)...............................         2,690          20,729
                    Daewoo Heavy Industries (Industrial & Commercial)....................         8,430          71,676
                    Daewoo Securities Co., Ltd. (Finance)+...............................         1,170          15,093

                                                           ---------------------

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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    KOREA (continued)
                    Dong-Ah Construction Industrial Co. (Industrial & Commercial)........           860    $     18,481
                    Hanil Bank (Finance).................................................         3,960          24,431
                    Hyundai Engineering & Construction Co. (Industrial & Commercial)+....         1,193          27,701
                    Hyundai Motor Co. Ltd. (Consumer Discretionary)......................           950          31,273
                    Korea Electric Power Corp. (Utilities)...............................        11,920         382,403
                    Korea First Bank (Finance)...........................................         3,580          15,581
                    Korea Fund, Inc. (Finance)...........................................        83,700       1,150,875
                    Korea Mobile Telecommunications Corp. ADR (Information Technology)+..            92          57,028
                    LG Chemical Ltd.(Materials)..........................................         1,840          25,180
                    Pohang Iron & Steel Co., Ltd. (Materials)............................         2,230         194,954
                    Samsung Corp. (Information Technology)...............................         1,400          18,216
                    Samsung Display Devices Co. (Information Technology)+................           590          29,847
                    Samsung Electronics Co. (Information Technology).....................         1,660         162,183
                    Tongyang Cement (Materials)+.........................................           230           4,541
                    Yukong Ltd. (Energy).................................................         1,756          44,122
                                                                                                           ------------
                                                                                                              2,335,006
                                                                                                           ------------
                    NETHERLANDS -- 3.7%
                    ABN AMRO Holdings NV (Finance).......................................        37,640         695,043
                    Akzo Nobel NV (Materials)............................................         2,175         289,283
                    Elsevier NV (Consumer Discretionary).................................        19,600         331,339
                    Getronics NV (Information Technology)................................         2,400          81,769
                    Heineken NV (Consumer Staples).......................................         1,400         236,744
                    ING Groep NV (Finance)...............................................        21,591         953,485
                    KLM Royal Dutch Air Lines NV (Information & Entertainment)...........         2,494          71,998
                    Koninlijke Ahold NV (Consumer Discretionary).........................         2,975          61,280
                    Koninlijke KNP BT (Materials)........................................         4,725         358,584
                    Koninlijke PTT Nederland NV (Utilities)..............................        12,588         440,007
                    Nedlloyd Groep NV (Industrial & Commercial)..........................           750          18,375
                    Oce-Van Der Grinten NV (Information Technology)+.....................           600          78,179
                    Philips Electronics NV (Information Technology)......................         9,450         516,616
                    Royal Dutch Petroleum Co. (Energy)...................................        14,600       2,818,237
                    Stork NV (Industrial & Commercial)...................................         1,125          49,740
                    Unilever NV and PLC (Consumer Staples)...............................         4,300         826,450
                    Wolters Kluwer NV (Information & Entertainment)+.....................         1,850         222,385
                                                                                                           ------------
                                                                                                              8,049,514
                                                                                                           ------------
                    SINGAPORE -- 3.8%
                    Amcol Holdings Ltd. (Consumer Staples) (1)...........................        17,000          31,140
                    City Developments Ltd. (Real Estate).................................        83,000         771,796
                    Creative Technolog Ltd. (Information Technology)+....................         9,000         166,748
                    Cycle & Carriage Ltd. (Consumer Discretionary).......................        25,000         253,443
                    DBS Land Ltd. (Real Estate)..........................................        97,000         339,090
                    Development Bank of Singapore Ltd. alien shares (Finance)............        50,000         625,743
                    First Capital Corp., Ltd. alien shares (Real Estate).................        30,000          82,640
                    Fraser & Neave Ltd. alien shares (Consumer Staples)..................        31,800         253,457
                    Hai Sun Hup Group Ltd. alien shares (Finance)........................        59,000          41,663
                    Hotel Properties Ltd. alien shares (Real Estate).....................        49,000          83,933
                    Inchcape Bhd alien shares (Multi-industry)...........................        21,000          77,816
                    Jurong Shipyard Ltd. alien shares (Industrial & Commercial)..........        12,000          54,115
                    Keppel Corp., Ltd. (Industrial & Commercial).........................        75,000         346,081
                    Keppel Corp., Ltd. Class A (Industrial & Commercial).................         6,000          26,848
                    Metro Holdings Ltd. (Consumer Discretionary).........................        11,000          35,377
                    NatSteel Ltd. (Materials)............................................        35,000          92,009
                    Neptune Orient Lines Ltd. (Industrial & Commercial)..................        90,000          81,172
                    Overseas Chinese Banking Corp., Ltd. alien shares (Finance)..........        73,779         918,175
                    Overseas Union Enterprise Ltd. (Information & Entertainment).........        15,000          71,838
                    Parkway Holdings Ltd. alien shares (Real Estate).....................        34,000         168,776
                    Robinson & Co., Ltd. alien shares (Consumer Discretionary)...........         6,000          30,204
                    Shangri-La Hotel Ltd. alien shares (Information & Entertainment).....        16,400          49,304

---------------------

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
                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    SINGAPORE (continued)
                    Singapore Airlines Ltd. alien shares (Information & Entertainment)...        93,000    $    793,260
                    Singapore Press Holdings Ltd. alien shares (Information &
                      Entertainment).....................................................        21,800         434,384
                    Singapore Tech Industrial Corp. (Industrial & Commercial)............        76,000         211,480
                    Singapore Telecommunications Ltd. (Information Technology)...........       640,000       1,154,443
                    Straits Trading Co., Ltd. (Materials)................................        36,000          84,066
                    United Industrial Corp., Ltd. (Multi-industry).......................       148,000         120,031
                    United Overseas Bank Ltd. alien shares (Finance).....................        85,000         873,593
                    United Overseas Land Ltd. (Real Estate)..............................        57,000          89,268
                                                                                                           ------------
                                                                                                              8,361,893
                                                                                                           ------------
                    SPAIN -- 3.6%
                    Acerinox SA (Materials)..............................................           687         116,433
                    Autopistas Concesionaria Espana SA (Industrial & Commercial).........        11,320         139,386
                    Banco Bilbao Vizcaya SA (Finance)....................................        12,450         881,904
                    Banco Central Hispanoamericano SA (Finance)..........................         9,100         293,660
                    Banco de Santander SA (Finance)......................................         8,850         754,846
                    Corporacion Bancaria de Espana SA (Finance)..........................         6,950         346,154
                    Corporacion Financiera Alba (Finance)................................           925         101,740
                    Corporacion Mapfre SA (Finance)......................................            68           3,594
                    Corporacion Mapfre SA registered (Finance)...........................         1,500          80,313
                    Dragados & Construcciones SA (Consumer Discretionary)................         3,150          61,013
                    Ebro Agricolas, Compania de Alimentacion SA (Industrial &
                      Commercial)........................................................         2,650          50,778
                    Empresa Nacional Celulos SA (Materials)..............................         1,175          17,353
                    Empresa Nacional de Electricidad SA (Utilities)......................        14,200       1,084,449
                    Ercros SA (Materials)+...............................................         9,400           7,218
                    Fomento de Construcciones y Contratas SA (Consumer Discretionary)....           775          86,260
                    Gas Natural SDG SA (Utilities).......................................         2,100         400,360
                    Iberdrola SA (Utilities).............................................        51,700         634,806
                    Inmobiliaria Metropolitana Vasco Central SA (Real Estate)............         1,250          48,596
                    Mapfre Vida SA (Finance).............................................            13             878
                    Portland Valderrivas SA (Materials)..................................           375          25,993
                    Repsol SA (Energy)...................................................        16,700         698,914
                    Sociedad General de Aguas de Barcelona SA new shares (Utilities).....            48           1,896
                    Sociedad General de Aguas de Barcelona SA (Utilities)................         2,395          96,754
                    Tabacalera SA Series A (Consumer Staples)............................         2,000         101,549
                    Telefonica de Espana SA (Utilities)..................................        52,200       1,505,769
                    Union Electrica Fenosa SA (Utilities)................................        16,200         143,442
                    Uralita SA (Materials)...............................................         2,900          28,085
                    Vallehermoso SA (Real Estate)........................................         2,383          60,168
                    Viscofan Industria Navarra (Materials)...............................         1,300          26,259
                    Zardoya Otis SA (Industrial & Commercial)............................           525          65,734
                                                                                                           ------------
                                                                                                              7,864,304
                                                                                                           ------------
                    SWEDEN -- 2.8%
                    ABB AB Class A (Utilities)...........................................        36,000         485,344
                    AGA, Series A (Materials)............................................         3,000          40,252
                    AGA, Series B (Materials)............................................         5,250          69,086
                    Astra AB Class A (Healthcare)........................................        67,467       1,088,009
                    Atlas Copco AB Series A (Industrial & Commercial)....................         8,350         224,069
                    Electrolux AB Series B (Consumer Discretionary)......................         3,300         196,692
                    Ericsson LM Telecommunications Co., Class B (Information
                      Technology)........................................................        41,400       1,452,782
                    Esselte AB Series A (Information & Technology).......................         1,600          36,536
                    Granges AB (Materials)...............................................         1,650          20,542
                    Hennes & Mauritz AB Class B (Consumer Discretionary).................         9,000         293,761
                    Scancem AB Series A (Materials)......................................           250           9,998
                    Securitas AB, Series B (Industrial & Commercial).....................         4,000          99,598
                    Skandia Forsakrings AB (Finance).....................................         5,100         179,953
                    Skandinaviska Enskilda Banken Series A (Finance).....................        23,700         244,607
                    Skanska AB Series B (Industrial & Commercial)........................         5,500         221,385
                    SKF AB Series B (Materials)..........................................         5,400         124,703

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    SWEDEN (continued)
                    Stora Kopparbergs Bergslags Aktiebolag Series A (Materials)..........        13,750    $    203,114
                    Svenska Cellulosa AB Series B (Materials)............................         8,500         178,198
                    Svenska Handelsbanken, Series A (Finance)............................         9,200         249,252
                    Swedish Match AB (Consumer Staples)..................................        21,100          68,598
                    Trelleborg AB Series B (Materials)...................................         6,000         104,113
                    Volvo AB Series B (Consumer Discretionary)...........................        17,500         484,280
                                                                                                           ------------
                                                                                                              6,074,872
                                                                                                           ------------
                    SWITZERLAND -- 4.4%
                    Adia SA (Industrial & Commercial)....................................           485         182,166
                    Alusuisse-Lonza Holdings AG (Multi-industry).........................           150         141,379
                    BBC Brown Boveri AG (Industrial & Commercial)........................           240         329,060
                    CS Holding AG (Finance)+.............................................         4,850         608,647
                    Fischer (Georg) AG Series B (Consumer Staples).......................            15          21,392
                    Gebrueder Sulzer AG (Consumer Staples)+..............................           100          78,650
                    Holderbank Financiere Glarus AG (Materials)..........................           185         162,221
                    Merkur Holding AG (Consumer Discretionary)...........................           165          36,753
                    Nestle SA (Consumer Staples).........................................         1,015       1,261,226
                    Novartis AG (Healthcare).............................................         1,655       2,243,434
                    Roche Holdings AG (Healthcare).......................................            42         551,539
                    Roche Holdings AG Genusscheine NPV (Healthcare)......................           179       1,589,819
                    Schweiz Bankgesellschaft (Finance)+..................................           600         131,319
                    Schweiz Bankgesellschaft Series B (Finance)+.........................           540         591,697
                    Schweiz Ruckversicher (Consumer Discretionary).......................           365         489,622
                    SGS Societe Generale de Surveillance Holding SA Series B
                      (Industrial & Commercial)..........................................            50         110,668
                    SMH AG (Consumer Discretionary)......................................           135          79,586
                    Swiss Bank Corp. NY (Finance)+.......................................         1,960         470,488
                    Swissair AG Series B (Information & Entertainment)+..................            90          91,627
                    Zurich Versicherungsgesellschaft (Finance)...........................         1,225         449,732
                                                                                                           ------------
                                                                                                              9,621,025
                                                                                                           ------------
                    THAILAND -- 2.2%
                    Advance Agro PCL alien shares (Materials)+...........................         6,000          13,075
                    Advanced Information Services PCL alien shares (Information &
                      Technology)........................................................        15,400         106,640
                    Bangchak Petroleum PCL alien shares (Energy).........................        18,400           9,931
                    Bangkok Bank PCL alien shares (Finance)..............................        96,700         866,558
                    Bangkok Land Co. Ltd. alien shares (Real Estate)+....................        26,600          22,754
                    Bangkok Metropolitan Bank PCL alien shares (Finance).................        51,937          16,924
                    Bank of Ayudhya PCL alien shares (Finance)...........................        91,050         192,855
                    Banpu Coal PCL alien shares (Materials)..............................         8,200         114,900
                    Castle Peak Holdings PCL alien shares (Consumer Discretionary)+......         2,800          13,572
                    Charoen Pokphand Feedmill PCL (Consumer Staples)+....................         3,700          10,550
                    CMIC Finance & Security PCL alien shares (Finance)...................         6,700           2,702
                    Dhana Siam Finance & Securities PCL alien shares (Finance)...........        53,700          45,388
                    Finance One PCL alien shares (Finance)...............................        37,700          10,289
                    General Finance & Securities PCL alien shares (Finance)..............         7,650           3,350
                    Industrial Finance Corp of Thailand (The) (Finance)..................        23,000          41,690
                    Industrial Finance Corp. of Thailand (The) alien shares (Finance)....        30,800          57,711
                    International Broadcasting Corp. PCL alien shares (Information &
                      Entertainment)+....................................................         3,200           1,857
                    International Engineering PCL (Information Technology)...............         3,500           3,030
                    Italian-Thai Development PCL alien shares (Industrial &
                      Commercial)........................................................        16,500          30,244
                    Jasmine International PCL alien shares (Information Technology)......        11,800          11,175
                    Krung Thai Bank PCL alien shares (Finance)...........................        96,500         115,957
                    Land & Houses PCL alien shares (Real Estate).........................        24,600          31,564
                    MDX PCL alien shares (Real Estate)+..................................        11,700           3,193
                    National Finance & Securities PCL alien shares (Finance).............        43,900          38,446
                    National Petrochemical PCL alien shares (Materials)+.................        29,000          26,283

---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    THAILAND (continued)
                    NTS Steel Groups PCL alien shares (Materials)+.......................        15,000    $      1,589
                    One Holding PCL alien shares (Multi-industry)........................        11,200             502
                    Padaeng Industry PCL alien shares (Materials)+.......................        12,100           4,633
                    Phatra Thanakit PCL alien shares (Finance)...........................        50,500          83,824
                    Phoenix Pulp & Paper PCL alien shares (Materials)+...................         8,700           8,062
                    PTT Exploration & Production PCL (Energy)............................        62,600         877,165
                    Quality House PCL alien shares (Consumer Staples)....................         6,600           2,446
                    Saha-Union PCL (Consumer Discretionary)..............................         1,700           1,212
                    Sahavirya Steel Industries PCL alien shares (Materials)+.............        33,900           7,595
                    Shinawatra Computer & Communication PCL alien shares
                      (Information Technology)...........................................        28,600         133,972
                    Shinawatra Satellite PCL alien shares (Information Technology).......        12,300          13,527
                    Siam Cement PCL alien shares (Materials).............................        20,100         438,843
                    Siam City Bank PCL alien shares (Finance)+...........................        11,050           7,539
                    Siam City Cement PCL alien shares (Materials)........................        23,400          90,550
                    Siam Commercial Bank PCL alien shares (Finance)+.....................        45,000         241,955
                    Siam Makro PCL alien shares (Consumer Discretionary)+................         3,700           9,420
                    Tanayong PCL alien shares (Real Estate)..............................        12,800           4,745
                    TelecomAsia Corp. PCL (Utilities)+...................................       235,600         268,709
                    Thai Airways International PCL (Information & Entertainment).........       109,300         160,277
                    Thai Farmers Bank alien shares (Finance)+............................        56,200         279,283
                    Thai Military Bank PCL alien shares (Finance)+.......................        13,400          16,511
                    Thai Plastic & Chemical PCL (Materials)..............................         4,500          15,580
                    Thai Telephone & Telecommunications Co., PCL alien shares
                      (Utilities)+.......................................................       141,600          67,772
                    Tipco Asphalt PCL alien shares (Materials)...........................         7,900          37,971
                    TPI Polene PCL (Materials)...........................................        51,400          76,943
                    United Communication Industries PCL (Information Technology).........        49,100         226,000
                    Univest Land PCL alien shares (Real Estate)+.........................        22,500           1,375
                    Wattachak PCL alien shares (Information & Entertainment).............        15,200           4,706
                                                                                                           ------------
                                                                                                              4,873,344
                                                                                                           ------------
                    UNITED KINGDOM -- 16.2%
                    Abbey National PLC (Finance).........................................        46,900         677,453
                    Argyll Group PLC (Consumer Discretionary)............................        30,077         177,618
                    Arjo Wiggins Appleton PLC (Materials)................................        23,400          63,543
                    Associated British Foods PLC (Consumer Staples)......................        16,800         155,551
                    B.A.T. Industries PLC (Multi-industry)...............................       103,786         929,541
                    Barclays PLC (Finance)...............................................        57,945       1,127,051
                    Bass PLC (Consumer Staples)..........................................        36,800         479,490
                    BG PLC (Utilities)...................................................       147,300         491,562
                    BICC Group PLC (Industrial & Commercial).............................        23,418          65,125
                    Blue Circle Industries PLC (Materials)...............................        43,550         299,778
                    BOC Group PLC (Materials)............................................        22,770         382,542
                    Boots Co. PLC (Consumer Discretionary)...............................        36,800         426,213
                    BPB Industries PLC (Materials).......................................        23,400         132,254
                    British Aerospace PLC (Industrial & Commercial)......................        16,788         341,362
                    British Airways PLC (Information & Entertainment)....................        40,154         466,372
                    British Petroleum PLC (Energy).......................................       190,724       2,277,581
                    British Sky Broadcasting Group PLC (Information & Entertainment).....        53,600         504,171
                    British Steel PLC (Materials)........................................        67,000         166,048
                    British Telecommunications PLC (Information Technology)..............       194,200       1,407,338
                    BTR PLC (Industrial & Commercial)....................................       140,627         457,791
                    Burmah Castrol PLC (Energy)..........................................        10,054         174,337
                    Cable & Wireless PLC (Information Technology)........................        83,690         683,156
                    Cadbury Schweppes PLC (Consumer Discretionary).......................        36,796         329,858
                    Caradon PLC (Materials)..............................................        24,120          82,860
                    Centrica PLC (Utilities)+............................................       147,300         153,011
                    Coats Viyella PLC (Consumer Discretionary)...........................        30,095          59,570
                    Commercial Union PLC (Finance).......................................        23,423         263,236

                                                           ---------------------

                                          COMMON STOCK (continued)                            SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    UNITED KINGDOM (continued)
                    Courtaulds PLC (Materials)...........................................        16,700    $     91,791
                    De La Rue PLC (Information & Entertainment)..........................         3,394          27,205
                    General Electric PLC (Multi-industry)................................        97,100         554,358
                    GKN PLC (Industrial & Commercial)....................................        20,050         347,013
                    Glaxo Wellcome PLC (Healthcare)......................................       107,100       2,140,949
                    Granada Group PLC (Information & Entertainment)......................        23,406         332,348
                    Grand Metropolitan PLC (Information & Entertainment).................        73,642         684,257
                    Great Universal Stores PLC (Consumer Discretionary)..................        40,200         424,162
                    Guardian Royal Exchange PLC (Finance)................................        26,811         122,805
                    Guinness PLC (Consumer Staples)......................................        73,600         685,071
                    Hanson PLC (Industrial & Commercial).................................        20,122         104,017
                    Harrisons & Crossfield PLC (Multi-industry)..........................        43,500          86,815
                    HSBC Holdings PLC (Finance)..........................................        73,668       2,198,110
                    Imperial Chemical Industries PLC (Materials).........................        30,100         401,301
                    Kingfisher PLC (Consumer Staples)....................................             2              23
                    Ladbroke Group PLC (Information & Entertainment).....................        40,171         151,142
                    Land Securities PLC (Real Estate)....................................        26,800         402,460
                    LASMO PLC (Energy)+..................................................        26,800         107,410
                    Legal & General PLC (Finance)+.......................................        40,200         290,666
                    Lloyds TSB Group Ltd. (Finance)......................................       187,524       1,885,823
                    Lonrho PLC (Multi-industry)..........................................        26,804          59,413
                    Marks & Spencer PLC (Consumer Discretionary).........................       117,100         973,598
                    MEPC PLC (Real Estate)...............................................        20,100         169,665
                    National Power PLC (Utilities).......................................        46,900         424,271
                    Peninsular & Oriental Steam PLC (Industrial & Commercial)+...........        26,800         279,158
                    Pilkington PLC (Materials)...........................................        50,189         102,628
                    Prudential Corp. PLC (Finance).......................................        66,935         674,496
                    Rank Group PLC (Information & Entertainment)+........................        30,000         211,026
                    Redland PLC (Materials)..............................................        20,074         107,053
                    Reed International PLC (Information & Entertainment).................        46,800         460,115
                    Reuters Holdings PLC (Industrial & Commercial).......................        56,900         638,531
                    Rexam PLC (Materials)................................................        20,000          93,898
                    RMC Group PLC (Materials)............................................        10,100         150,847
                    Royal & Sun Alliance Insurance Group PLC (Finance)...................        46,881         353,544
                    Royal Bank of Scotland Group PLC (Finance)...........................        16,726         164,715
                    RTZ Corp. PLC (Materials)............................................        40,548         696,473
                    Sainsbury (J.) PLC (Consumer Staples)................................        53,547         307,459
                    Schroders PLC (Finance)..............................................         6,700         187,420
                    Scottish Power PLC (Utilities).......................................        33,428         209,438
                    Sears PLC (Consumer Discretionary)...................................        66,900          84,542
                    Sedgwick Group PLC (Finance).........................................        20,546          42,013
                    Slough Estates PLC (Real Estate).....................................        16,000          82,971
                    SmithKline Beecham PLC (Healthcare)..................................        83,629       1,437,822
                    Southern Electric PLC (Utilities)....................................        16,746         110,946
                    Tarmac PLC (Consumer Discretionary)..................................        46,887          97,026
                    Taylor Woodrow PLC (Industrial & Commercial).........................        26,779          90,846
                    Tesco PLC (Consumer Discretionary)...................................        63,630         390,336
                    Thames Water PLC (Industrial & Commercial)...........................        23,436         263,286
                    Thorn EMI PLC (Consumer Discretionary)...............................        16,777         321,653
                    Thorn PLC (Consumer Discretionary)+..................................        16,700          41,798
                    TI Group PLC (Industrial & Commercial)...............................        16,746         156,420
                    Unilever PLC (Consumer Staples)......................................        23,400         625,863
                    United Utilities PLC (Utilities).....................................        23,422         267,822
                    Vodafone Group PLC (Information Technology)..........................       110,432         491,371
                    Zeneca Group PLC (Real Estate).......................................        30,100         914,374
                                                                                                           ------------
                                                                                                             35,494,975
                                                                                                           ------------
                    TOTAL COMMON STOCK (cost $197,830,288)...............................                   207,741,699
                                                                                                           ------------

---------------------

                    PREFERRED STOCK -- 0.4%                                                   SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------

                    AUSTRALIA -- 0.1%
                    News Corp., Ltd. (Information & Entertainment).......................        48,289    $    181,695
                                                                                                           ------------
                    GERMANY -- 0.3%
                    RWE AG (Industrial & Commercial).....................................         9,100         316,272
                    SAP AG non voting (Information Technology)...........................         1,640         298,426
                                                                                                           ------------
                                                                                                                614,698
                                                                                                           ------------
                    ITALY -- 0.0%
                    Fiat SpA (Consumer Discretionary)....................................        51,500          87,077
                                                                                                           ------------
                    TOTAL PREFERRED STOCK (cost $843,787)................................                       883,470
                                                                                                           ------------
                                                                                             PRINCIPAL
                    BONDS & NOTES -- 0.0%                                                     AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    FRANCE -- 0.0%
                    Establissements Economiques du Casino Guichard--Perrachon 4.50% 2001
                      (Consumer Discretionary)...........................................   $    43,400          16,204
                    Sodexho SA 6.00% 2004 (Industrial & Commercial)......................        30,000           5,221
                                                                                                           ------------
                    TOTAL BONDS & NOTES (cost $14,951)...................................                        21,425
                                                                                                           ------------
                    RIGHTS -- 0.1%+
                    ----------------------------------------------------------------------------------------------------
                    KOREA -- 0.1%
                    Samsung Electronics Co zero coupon 7/01/97 (Information
                      Technology)........................................................         1,660          78,391
                                                                                                           ------------
                    THAILAND -- 0.0%
                    Bangkok Metro Bank PCL alien shares zero coupon 6/06/97 (1)
                      (Finance)..........................................................        11,542               0
                    Land & House PCL alien shares zero coupon 6/27/97 (Real Estate)......        24,600          21,544
                                                                                                           ------------
                                                                                                                 21,544
                                                                                                           ------------
                    TOTAL RIGHTS (cost $0)...............................................                        99,935
                                                                                                           ------------
                    WARRANTS -- 0.0%+                                                         SHARES
                    ----------------------------------------------------------------------------------------------------
                    FRANCE -- 0.0%
                    Campagnie Generale des Eaux 5/02/01 (Multi-industry).................         4,504           3,081
                    Establissements Economiques du Casino Guichard--Perrachon 7/12/01
                      (Consumer Discretionary)...........................................           434           4,960
                    Sodexho SA 6/07/04 (Industrial & Commercial).........................             6           1,221
                                                                                                           ------------
                                                                                                                  9,262
                                                                                                           ------------
                    HONG KONG -- 0.0%
                    Hongkong & Shanghai Hotels Ltd. 12/10/98 (Information &
                      Entertainment).....................................................         5,666           1,111
                    Hysan Development Co., Ltd. 4/30/98 (Real Estate)....................         1,300             725
                    Oriental Press Group 10/02/98 (Information & Entertainment)..........         7,600             275
                    Peregrine Investment Holdings Ltd. 5/15/98 (Finance).................         1,200             333
                    Stelux Holdings 2/28/98 (Consumer Discretionary).....................         7,800             282
                                                                                                           ------------
                                                                                                                  2,726
                                                                                                           ------------
                    INDONESIA -- 0.0%
                    PT Indah Kiat Pulp & Paper Corp. alien shares 4/13/01 (Materials)....         1,653             527
                                                                                                           ------------

                                                           ---------------------

                    WARRANTS (continued)                                                      SHARES           VALUE
                    ----------------------------------------------------------------------------------------------------
                    ITALY -- 0.0%
                    Mediobanca SpA 12/31/99 (Finance)....................................           650    $        246
                    Riunione Adriatica de Sicur 11/30/97 (Finance).......................           150             221
                    Riunione Adriatica de Sicur 11/30/97 (Finance).......................           250             501
                                                                                                           ------------
                                                                                                                    968
                                                                                                           ------------
                    SINGAPORE -- 0.0%
                    Straits Steamship Land Ltd. 12/12/01 (Multi-industry)................         4,750           4,450
                                                                                                           ------------
                    THAILAND -- 0.0%
                    One Holding PCL 10/11/01 (Multi-industry)(1).........................         1,120               0
                                                                                                           ------------
                    TOTAL WARRANTS (cost $11,963)........................................                        17,933
                                                                                                           ------------
                    TOTAL INVESTMENT SECURITIES (cost $198,700,989)......................                   208,764,462
                                                                                                           ------------
                                                                                             PRINCIPAL
                    REPURCHASE AGREEMENT -- 3.6%                                              AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    REPURCHASE AGREEMENT -- 3.6%
                    Agreement with State Street Bank & Trust Co., bearing interest of
                      5.00% dated 5/30/97, to be repurchased 6/2/97 in the amount of
                      $7,959,315 and collateralized by $7,600,000 U.S. Treasury Notes
                      7.50% due 2/15/05
                      (cost $7,956,000)..................................................   $ 7,956,000       7,956,000
                                                                                                           ------------
                    TOTAL INVESTMENTS --
                      (cost $206,656,989)                         98.8%               216,720,462
                    Other assets less liabilities --               1.2                  2,638,515
                                                                 -------             -------------
                    NET ASSETS --                                100.0%              $219,358,977
                                                                 =======             ==============

              -----------------------------

              +   Non-income producing securities

              (1) Fair valued security; see Note 2

---------------------

                                     OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                    -------------------------------------------------------------------------

                        CONTRACT                 IN             DELIVERY     GROSS UNREALIZED
                       TO DELIVER           EXCHANGE FOR          DATE         APPRECIATION
                    -------------------------------------------------------------------------
                     ESP  355,175,000     USD     2,500,000      06/13/97      $     42,812
                    *USD    2,034,676     JPY   254,680,384      06/13/97           156,738
                    *USD    3,060,000     JPY   383,530,608      06/13/97           240,114
                    *USD    4,600,000     JPY   576,058,000      06/13/97           356,729
                    *USD    2,347,349     JPY   293,230,863      06/27/97           180,509
                    *USD    3,060,000     JPY   382,704,408      06/27/97           239,610
                    *DEM    3,776,625     USD     2,250,000      07/30/97            35,640
                    *DEM    3,777,300     USD     2,250,000      07/30/97            35,244
                    *USD    4,386,461     DEM     7,553,925      07/30/97            42,655
                     NLG    6,773,547     USD     3,569,345      08/18/97            26,757
                     JPY  939,623,400     USD     8,425,000      08/25/97           254,253
                    *USD      431,747     DEM       742,000      08/29/97             5,223
                     FRF   52,415,117     USD     9,249,509      09/15/97           113,217
                     JPY  874,750,500     USD     7,870,000      09/16/97           239,086
                                                                                -----------
                                                                                  1,968,587
                                                                                -----------
                                                                             GROSS UNREALIZED
                                                                               DEPRECIATION
                    -------------------------------------------------------------------------
                     ESP  133,761,838     USD       918,820      06/13/97      $     (6,577)
                    *JPY  254,680,384     USD     2,092,776      06/13/97           (98,638)
                    *JPY  345,085,500     USD     2,900,000      06/13/97           (69,311)
                    *JPY   38,445,108     USD       321,582      06/13/97            (9,222)
                    *JPY  154,803,113     USD     1,294,882      06/13/97           (37,132)
                    *JPY  421,254,887     USD     3,461,563      06/13/97          (163,153)
                     THB   18,501,000     USD       700,000      06/16/97           (34,731)
                     THB   23,906,769     USD       900,000      06/16/97           (49,411)
                     THB   18,742,500     USD       700,000      06/16/97           (44,322)
                    *JPY  293,230,863     USD     2,414,218      06/27/97          (113,640)
                    *JPY  382,704,408     USD     3,150,868      06/27/97          (148,742)
                     CHF    8,737,690     USD     6,158,073      08/18/97           (74,533)
                     THB    5,364,000     USD       200,000      08/18/97            (3,929)
                     THB   25,390,840     USD       950,000      08/18/97           (15,313)
                     THB    3,645,000     USD       135,000      08/19/97            (3,534)
                     THB   23,813,306     USD       885,000      08/19/97           (20,060)
                     DEM    9,038,603     USD     5,277,708      08/29/97           (45,195)
                     FRF    5,950,000     USD     1,034,423      09/15/97            (2,700)
                                                                                -----------
                                                                                   (940,143)
                                                                                -----------
                          Net Unrealized Appreciation....................      $  1,028,444
                                                                                ===========

              -----------------------------

              * Represents open forward foreign currency contracts and
                offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk.

                    CHF  --   Swiss Franc                       JPY  --   Japanese Yen
                    DEM  --   Deutsche Mark                     NLG  --   Netherlands Guilder
                    ESP  --   Spanish Peseta                    THB  --   Thailand Baht
                    FRF  --   French Franc                      USD  --   United States Dollar

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES
    MAY 31, 1997 (UNAUDITED)

                                                                     CASH        CORPORATE                   HIGH-YIELD
                                                                  MANAGEMENT       BOND       GLOBAL BOND       BOND
     -------------------------------------------------------------------------------------------------------------------
     ASSETS:
     Investment securities, at value*..........................  $         --   $42,500,432   $61,103,293   $137,050,715
     Short-term securities*....................................   164,564,663     2,632,717     9,039,000             --
     Repurchase agreements (cost equals market)................    13,851,000            --            --      2,798,000
     Cash......................................................            90           521           780             15
     Foreign currency..........................................            --            --           195             --
     Receivables for --
      Fund shares sold.........................................     3,831,866        28,076       136,858        169,088
      Dividends and accrued interest...........................       538,030       911,402     1,251,228      2,255,641
      Sales of investments.....................................            --        85,789    15,140,920      2,582,069
      Variation margin on futures contract.....................            --            --            --             --
      Foreign currency contracts...............................            --            --            --             --
     Prepaid expenses..........................................         5,950         1,170       235,124          3,651
     Deferred organizational expenses..........................         4,816         2,668         2,668          2,588
     Unrealized appreciation on forward foreign currency
      contracts................................................            --            --       827,891             --
     Due from adviser..........................................            --            --            --             --
                                                                                                            ------------
                                                                  182,796,415    46,162,775    87,737,957    144,861,767
                                                                                                            ------------
     LIABILITIES:
     Payables for --
      Fund shares redeemed.....................................       308,984         4,345         6,664         38,954
      Management fees..........................................        85,842        26,384        46,253         80,806
      Purchases of investments.................................            --       570,869     9,863,913      1,000,000
      Foreign currency contracts...............................            --            --            --             --
     Other accrued expenses....................................        29,191        19,493        26,145         24,450
     Unrealized depreciation on forward foreign currency
      contracts................................................            --            --     1,259,635             --
     Written call options, at value (proceeds $12,351 on
      Balanced/ Phoenix Investment Counsel Portfolio)..........            --            --            --             --
     Currency swap agreement, at value.........................            --            --            --             --
                                                                                                            ------------
                                                                      424,017       621,091    11,202,610      1,144,210
                                                                                                            ------------
     NET ASSETS................................................  $182,372,398   $45,541,684   $76,535,347   $143,717,557
                                                                                                            ============
     Shares of beneficial interest outstanding (unlimited
      shares authorized).......................................    17,430,454     4,247,739     7,100,155     13,332,708
     Net asset value per share.................................        $10.46        $10.72        $10.78         $10.78
                                                                                                            ============
     COMPOSITION OF NET ASSETS:
     Capital paid in...........................................  $179,212,827   $44,488,388   $73,573,511   $141,614,295
     Accumulated undistributed net investment income (loss)....     3,149,105     1,418,109     1,376,673      5,917,382
     Accumulated undistributed net realized gain (loss) on
      investments, futures contracts and options contracts.....          (516)     (651,254)    2,087,346     (6,070,127)
     Unrealized appreciation (depreciation) on investments.....        10,982       286,441       (73,156)     2,256,007
     Unrealized foreign exchange gain (loss) on other assets
      and liabilities..........................................            --            --      (429,027)            --
     Unrealized appreciation (depreciation) on futures
      contracts, written options contracts and currency swap
      agreements...............................................            --            --            --             --
                                                                                                            ------------
                                                                 $182,372,398   $45,541,684   $76,535,347   $143,717,557
                                                                                                            ============
     ---------------
     * Cost
      Investment securities....................................  $         --   $42,218,037   $61,176,449   $134,794,708
                                                                                                            ============
      Short-term securities....................................  $164,553,681   $ 2,628,671   $ 9,039,000   $         --
                                                                                                            ============

                                                                                             BALANCED/
                                                                                              PHOENIX
                                                                  WORLDWIDE    SUNAMERICA    INVESTMENT
                                                                 HIGH INCOME    BALANCED       COUNSEL
     ---------------------------------------------------------------------------------------------------------------
     ASSETS:
     Investment securities, at value*..........................  $83,982,118   $21,796,684   $72,472,713
     Short-term securities*....................................    3,683,725            --    14,878,721
     Repurchase agreements (cost equals market)................    7,137,000     3,891,000            --
     Cash......................................................      208,365           933         3,984
     Foreign currency..........................................       49,426            --            --
     Receivables for --
      Fund shares sold.........................................      272,714        76,636       188,466
      Dividends and accrued interest...........................    1,416,046        88,987       244,587
      Sales of investments.....................................    2,363,899       164,722     1,190,462
      Variation margin on futures contract.....................           --            --            --
      Foreign currency contracts...............................           --            --            --
     Prepaid expenses..........................................        1,560           240         2,064
     Deferred organizational expenses..........................           --            --            --
     Unrealized appreciation on forward foreign currency
      contracts................................................           --            --            --
     Due from adviser..........................................           --            --            --

                                                                  99,114,853    26,019,202    88,980,997

     LIABILITIES:
     Payables for --
      Fund shares redeemed.....................................       19,149         3,436        13,486
      Management fees..........................................       74,506        16,000        45,361
      Purchases of investments.................................    6,441,272       805,831     7,075,299
      Foreign currency contracts...............................           --            --            --
     Other accrued expenses....................................       21,050        11,151        17,976
     Unrealized depreciation on forward foreign currency
      contracts................................................           --            --            --
     Written call options, at value (proceeds $12,351 on
      Balanced/ Phoenix Investment Counsel Portfolio)..........           --            --        13,406
     Currency swap agreement, at value.........................           --            --            --

                                                                   6,555,977       836,418     7,165,528

     NET ASSETS................................................  $92,558,876   $25,182,784   $81,815,469

     Shares of beneficial interest outstanding (unlimited
      shares authorized).......................................    7,319,629     2,108,933     6,037,814
     Net asset value per share.................................       $12.65        $11.94        $13.55

     COMPOSITION OF NET ASSETS:
     Capital paid in...........................................  $84,156,759   $23,065,053   $72,880,817
     Accumulated undistributed net investment income (loss)....    2,389,132       156,265     1,015,292
     Accumulated undistributed net realized gain (loss) on
      investments, futures contracts and options contracts.....    2,457,965       625,722     3,891,108
     Unrealized appreciation (depreciation) on investments.....    3,558,058     1,335,744     4,029,307
     Unrealized foreign exchange gain (loss) on other assets
      and liabilities..........................................       (3,038)           --            --
     Unrealized appreciation (depreciation) on futures
      contracts, written options contracts and currency swap
      agreements...............................................           --            --        (1,055)

                                                                 $92,558,876   $25,182,784   $81,815,469

     ---------------
     * Cost
      Investment securities....................................  $80,529,556   $20,460,940   $68,443,406

      Short-term securities....................................  $ 3,578,229   $        --   $14,878,721


    See Notes to Financial Statements

---------------------

                                                                                                            GROWTH/
                                                                                                            PHOENIX
         ASSET                           GROWTH-         FEDERATED        VENTURE          ALLIANCE        INVESTMENT
       ALLOCATION        UTILITY          INCOME           VALUE           VALUE            GROWTH          COUNSEL
      ----------------------------------------------------------------------------------------------------------------
      $396,543,521     $13,563,720     $404,628,673     $29,829,942     $717,435,788     $508,412,791     $181,332,063
         7,184,106       1,453,000       48,086,442       3,252,000       57,963,574        2,949,488       13,517,536
        34,601,000              --               --              --               --               --               --
               611             172              551             598           10,530          490,824            5,549
                --              19               --              --           61,652               --               --
           690,897           4,010          550,421          76,715        1,222,343          875,469           58,355
         2,227,932          40,696          510,771          70,252          750,005          247,274          268,620
        12,579,613         118,565          458,435         141,569           84,115        5,621,182        7,564,568
            43,275              --          229,500              --               --           30,600               --
                --              --               --              --               --               --               --
             9,392             102            8,891           1,260           21,069            9,406            5,711
             2,668              46            2,588              88               --            2,588            3,164
           145,019              --               --              --               --               --               --
                --           4,447               --              --               --               --               --
      ----------------------------------------------------------------------------------------------------------------
       454,028,034      15,184,777      454,476,272      33,372,424      777,549,076      518,639,622      202,755,566
      ----------------------------------------------------------------------------------------------------------------
           152,813          24,957          136,039          48,807          558,211        3,225,488          116,797
           206,317           8,002          221,702          21,067          462,650          246,542          106,509
        41,862,758       1,099,296        3,975,480       1,671,192        5,370,523        9,316,576        7,357,855
                --              --               --              --               --               --               --
            38,253          11,792           24,653          13,839           51,697           22,453           34,865
             7,414              --               --              --               --               --               --
                --              --               --              --               --               --               --
            55,157              --               --              --               --               --               --
      ----------------------------------------------------------------------------------------------------------------
        42,322,712       1,144,047        4,357,874       1,754,905        6,443,081       12,811,059        7,616,026
      ----------------------------------------------------------------------------------------------------------------
      $411,705,322     $14,040,730     $450,118,398     $31,617,519     $771,105,995     $505,828,563     $195,139,540
      ================================================================================================================
        27,775,194       1,228,293       24,595,603       2,562,999       41,380,417       25,226,905       13,997,663
            $14.82          $11.43           $18.30          $12.34           $18.63           $20.05           $13.94
      ================================================================================================================
      $337,813,834     $13,037,135     $330,675,664     $28,012,657     $603,738,082     $384,654,599     $155,210,131
         4,438,642         150,240        1,817,328         109,209        3,309,049        1,037,697        1,087,673
        24,808,477          63,916       10,623,516         354,559        7,726,746       24,552,835       17,326,347
        44,517,271         789,424      105,560,340       3,141,094      156,332,219       95,306,532       21,515,389
           137,152              15               --              --             (101)              --               --
           (10,054)             --        1,441,550              --               --          276,900               --
      ----------------------------------------------------------------------------------------------------------------
      $411,705,322     $14,040,730     $450,118,398     $31,617,519     $771,105,995     $505,828,563     $195,139,540
      ================================================================================================================
      $352,032,620     $12,774,296     $299,068,333     $26,688,848     $561,103,569     $413,106,259     $159,816,674
      ================================================================================================================
      $  7,177,736     $ 1,453,000     $ 48,086,442     $ 3,252,000     $ 57,963,574     $  2,949,488     $ 13,517,536
      ================================================================================================================

                                                          INTERNATIONAL
           PUTNAM        AGGRESSIVE         GLOBAL        DIVERSIFIED
           GROWTH          GROWTH          EQUITIES         EQUITIES
      ----------------------------------------------------------------------------------------------------------------
        $172,138,594     $59,698,077     $287,168,269     $208,764,462
                  --              --       26,626,000               --
           7,233,000       6,860,000               --        7,956,000
                 269             640              500          296,377
                  --              --        2,524,627          694,811
             171,843          90,293          296,053          378,597
             240,992          16,504          991,632          868,235
           1,981,336       1,651,271        1,526,786        2,395,908
                  --              --               --               --
                  --              --        2,879,263           78,865
               7,363             718            7,522            5,058
                  --              --            2,588               --
                  --              --               --        1,968,587
                  --              --               --               --
        --------------------------------------------------------------
         181,773,397      68,317,503      322,023,240      223,406,900
        --------------------------------------------------------------
             245,592          30,951          122,126          156,962
             124,432          38,699          195,230          181,865
           1,910,263       4,422,260        7,017,494        2,488,653
                  --              --        2,884,764           78,430
              21,497          11,199          157,846          201,870
                  --              --               --          940,143
                  --              --               --               --
                  --              --               --               --
        --------------------------------------------------------------
           2,301,784       4,503,109       10,377,460        4,047,923
        --------------------------------------------------------------
        $179,471,613     $63,814,394     $311,645,780     $219,358,977
        ==============================================================
          10,997,230       6,323,065       20,138,070       19,072,182
              $16.32          $10.09           $15.48           $11.50
        ==============================================================
        $122,101,722     $62,216,616     $255,457,433     $202,502,366
             114,303             897        1,021,450         (257,991)
          33,436,657      (4,782,634)       7,738,955        6,012,771
          23,818,931       6,379,515       47,438,261       10,063,473
                  --              --          (10,319)       1,038,358
                  --              --               --               --
        --------------------------------------------------------------
        $179,471,613     $63,814,394     $311,645,780     $219,358,977
        ==============================================================
        $148,319,663     $53,318,562     $239,730,008     $198,700,989
        ==============================================================
        $         --     $        --     $ 26,626,000     $         --
        ==============================================================

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS
    FOR THE SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

                                                                                                                       BALANCED/
                                                                                            WORLDWIDE                   PHOENIX
                                         CASH      CORPORATE      GLOBAL      HIGH-YIELD       HIGH      SUNAMERICA   INVESTMENT
                                      MANAGEMENT      BOND         BOND          BOND         INCOME      BALANCED      COUNSEL
    -----------------------------------------------------------------------------------------------------------------------------
    Income:
      Interest......................  $3,541,492   $1,580,788   $ 2,012,948   $ 6,406,139   $3,162,310   $  169,542   $ 1,100,920
      Dividends.....................          --       18,657            --            --       41,460       71,663       214,659
                                      -------------------------------------------------------------------------------------------
          Total income*.............   3,541,492    1,599,445     2,012,948     6,406,139    3,203,770      241,205     1,315,579
                                      -------------------------------------------------------------------------------------------
    Expenses:
      Management fees...............     338,018      141,490       258,103       434,380      345,363       57,748       251,801
      Custodian fees................      27,170       22,845        34,905        27,000       24,475       15,670        28,870
      Auditing fees.................       6,900        5,560         6,455         7,885        6,460        5,050         6,515
      Reports to investors..........       4,070        2,470         4,280         6,635        3,855        1,200         3,680
      Amortization of organizational
        expenses....................       3,576        1,971         1,971         1,906           --           --            --
      Legal fees....................       1,120          479           711         1,105          711          428           668
      Trustees' fees................         658          334           403           566          437          214           557
      Interest expense..............          --           --            --           114           --           --            --
      Other expenses................       3,058        1,086         1,536         2,128        1,233          698         1,475
                                      -------------------------------------------------------------------------------------------
        Total expenses before
          reimbursement.............     384,570      176,235       308,364       481,719      382,534       81,008       293,566
        Expenses reimbursed by the
          investment adviser........          --           --            --            --           --           --            --
                                      -------------------------------------------------------------------------------------------
    Net investment income...........   3,156,922    1,423,210     1,704,584     5,924,420    2,821,236      160,197     1,022,013
                                      -------------------------------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS AND
      FOREIGN CURRENCIES:
      Net realized gain (loss) on
        investments.................       1,093      128,397      (960,898)    2,399,694    3,059,478      636,959     4,042,989
      Net realized gain on futures
        contracts and options
        contracts...................          --           --            --            --           --           --         2,210
      Net realized foreign exchange
        gain (loss) on other assets
        and liabilities.............          --           --     3,231,773            --      (73,004)          --            --
      Change in unrealized
        appreciation/depreciation on
        investments.................      17,399     (872,678)   (2,113,841)   (2,637,274)     656,730      512,936    (1,836,822)
      Change in unrealized foreign
        exchange gain/loss on other
        assets and liabilities......          --           --      (753,331)           --        1,439           --            --
      Change in unrealized
        appreciation/depreciation on
        futures contracts, written
        options contracts, and
        currency swap agreements....          --           --            --            --           --           --        (1,055)
                                      -------------------------------------------------------------------------------------------
      Net realized and unrealized
        gain (loss) on investments
        and foreign currencies......      18,492     (744,281)     (596,297)     (237,580)   3,644,643    1,149,895     2,207,322
                                      -------------------------------------------------------------------------------------------
    NET INCREASE (DECREASE) IN NET
      ASSETS RESULTING FROM
      OPERATIONS....................  $3,175,414   $  678,929   $ 1,108,287   $ 5,686,840   $6,465,879   $1,310,092   $ 3,229,335
                                      ===========================================================================================
    ---------------
    * Net of foreign withholding
     taxes on interest and dividends
     of:............................  $       --   $    2,309   $    26,865   $     7,013   $       --   $    1,254   $     1,733
                                      ===========================================================================================

    See Notes to Financial Statements

---------------------

                                                                                                   GROWTH/
                                                                                                   PHOENIX
        ASSET                       GROWTH-       FEDERATED        VENTURE        ALLIANCE       INVESTMENT        PUTNAM
     ALLOCATION      UTILITY        INCOME          VALUE           VALUE          GROWTH          COUNSEL         GROWTH
     -----------------------------------------------------------------------------------------------------------------------

     $ 4,488,956     $ 16,746     $   601,179     $   22,809     $ 1,346,104     $    90,725     $   656,442     $   203,478
       2,046,332      187,762       2,451,595        184,440       4,441,450       2,348,492       1,105,706         644,283
     -----------------------------------------------------------------------------------------------------------------------
       6,535,288      204,508       3,052,774        207,249       5,787,554       2,439,217       1,762,148         847,761
     -----------------------------------------------------------------------------------------------------------------------
       1,098,284       36,245       1,141,654         66,565       2,325,974       1,295,066         610,165         679,684
          69,680       18,110          49,870         15,760          85,005          54,285          36,565          30,190
          13,795        4,900          14,140          5,010          21,290          16,115           9,420           8,920
          14,500          771          15,675          1,370          24,260          18,350           8,875           8,085
           1,971           --           1,906             --              --           1,906           1,906           1,906
           2,176          394           2,210            394           3,900           2,417           1,131           1,165
           2,185          154           2,195            214           3,562           2,482           1,191             866
              --           --              --             --              --              --              --              --
           4,699          654           4,539          3,864           6,530           4,733           3,017           2,642
     -----------------------------------------------------------------------------------------------------------------------
       1,207,290       61,228       1,232,189         93,177       2,470,521       1,395,354         672,270         733,458
              --      (10,485)             --             --              --              --              --              --
     -----------------------------------------------------------------------------------------------------------------------
       5,327,998      153,765       1,820,585        114,072       3,317,033       1,043,863       1,089,878         114,303
     -----------------------------------------------------------------------------------------------------------------------
      26,455,241       72,051      10,370,300        377,034       7,790,180      25,688,269      17,282,556      33,450,063
         775,213           --       1,224,416             --              --         587,220         194,755              --
        (131,342)          12              35             --            (184)             --              22              --
       8,513,127      501,733      38,488,239      1,944,985      65,212,719      28,479,715      (5,813,584)    (21,516,562)
         137,152         (124)             --             --            (442)             --              --              --
      (1,271,585)          --         479,169             --              --        (120,600)             --              --
     -----------------------------------------------------------------------------------------------------------------------
      34,477,806      573,672      50,562,159      2,322,019      73,002,273      54,634,604      11,663,749      11,933,501
     -----------------------------------------------------------------------------------------------------------------------
     $39,805,804     $727,437     $52,382,744     $2,436,091     $76,319,306     $55,678,467     $12,753,627     $12,047,804
     ===============================================================================================================================

     $       446     $  1,598     $    14,194     $    1,635     $    40,872     $    24,621     $    32,075     $     6,691
     ===============================================================================================================================

                                       INTERNATIONAL
       AGGRESSIVE        GLOBAL        DIVERSIFIED
         GROWTH         EQUITIES         EQUITIES
     ------------------------------------------------------------
       $   113,853     $   331,140     $   257,954
            99,599       2,054,834       1,813,536
     ------------------------------------------------------------
           213,452       2,385,974       2,071,490
     ------------------------------------------------------------
           175,674       1,034,610         896,493
            22,680         200,515         312,615
             5,860          11,435           9,290
             3,265          13,070           9,595
               218           1,906              --
               540           1,619           1,225
               334           1,586             900
                --              --              --
               714           3,784           1,816
     ------------------------------------------------------------
           209,285       1,268,525       1,231,934
                --              --              --
     ------------------------------------------------------------
             4,167       1,117,449         839,556
     ------------------------------------------------------------
        (4,076,732)      8,330,242       1,370,769
                --              --              --
                --         (16,493)      5,140,156
         3,288,302      17,048,264       3,690,792
                --         (11,955)         41,510
                --              --              --
     ------------------------------------------------------------
          (788,430)     25,350,058      10,243,227
     ------------------------------------------------------------
       $  (784,263)    $26,467,507     $11,082,783
     ============================================================
       $       589     $   217,876     $   269,031
     ============================================================

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE SIX MONTHS ENDED MAY 31, 1997 (UNAUDITED)

                                                                  CASH         CORPORATE                   HIGH-YIELD
                                                               MANAGEMENT        BOND       GLOBAL BOND       BOND
     -----------------------------------------------------------------------------------------------------------------
     OPERATIONS:
     Net investment income..................................  $   3,156,922   $ 1,423,210   $ 1,704,584   $  5,924,420
     Net realized gain (loss) on investments................          1,093       128,397      (960,898)     2,399,694
     Net realized gain on futures contracts and options
      contracts.............................................             --            --            --             --
     Net realized foreign exchange gain (loss) on other
      assets and liabilities................................             --            --     3,231,773             --
     Change in unrealized appreciation/depreciation on
      investments...........................................         17,399      (872,678)   (2,113,841)    (2,637,274)
     Change in unrealized foreign exchange gain/loss on
      other assets and liabilities..........................             --            --      (753,331)            --
     Change in unrealized appreciation/depreciation on
      futures contracts, written options contracts, and
      currency swap agreements..............................             --            --            --             --
                                                              --------------------------------------------------------
     Net increase (decrease) in net assets resulting from
      operations............................................      3,175,414       678,929     1,108,287      5,686,840
                                                              --------------------------------------------------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income..................     (6,330,000)   (2,010,000)   (4,705,000)    (8,890,000)
      Distribution from net realized gain on investments....             --            --      (275,000)            --
                                                              --------------------------------------------------------
     Total dividends and distributions to shareholders......     (6,330,000)   (2,010,000)   (4,980,000)    (8,890,000)
                                                              --------------------------------------------------------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold..............................    419,499,763    14,680,120    16,656,884     79,972,005
     Proceeds from shares issued for reinvestment of
      dividends and distributions...........................      6,330,000     2,010,000     4,980,000      8,890,000
     Cost of shares repurchased.............................   (331,549,575)   (7,024,772)   (9,451,241)   (55,170,381)
                                                              --------------------------------------------------------
     Net increase in net assets resulting from capital share
      transactions..........................................     94,280,188     9,665,348    12,185,643     33,691,624
                                                              --------------------------------------------------------
     TOTAL INCREASE IN NET ASSETS...........................     91,125,602     8,334,277     8,313,930     30,488,464

     NET ASSETS:
     Beginning of period....................................     91,246,796    37,207,407    68,221,417    113,229,093
                                                              --------------------------------------------------------
     End of period..........................................  $ 182,372,398   $45,541,684   $76,535,347   $143,717,557
                                                              ========================================================
     ---------------
     Accumulated undistributed net investment income
      (loss)................................................  $   3,149,105   $ 1,418,109   $ 1,376,673   $  5,917,382
                                                              ========================================================
     Shares issued and repurchased:
     Sold...................................................     39,585,370     1,349,335     1,495,993      7,317,204
     Issued in reinvestment of dividends and
      distributions.........................................        611,004       190,883       466,728        837,889
     Repurchased............................................    (31,245,666)     (646,848)     (847,112)    (5,075,031
                                                              --------------------------------------------------------
     Net increase...........................................      8,950,708       893,370     1,115,609      3,080,062
                                                              ========================================================

                                                                                             BALANCED/
                                                               WORLDWIDE                      PHOENIX
                                                                  HIGH       SUNAMERICA     INVESTMENT
                                                                 INCOME       BALANCED        COUNSEL
     ---------------------------------------------------------------------------------------------------
     OPERATIONS:
     Net investment income..................................  $  2,821,236   $   160,197   $   1,022,013
     Net realized gain (loss) on investments................     3,059,478       636,959       4,042,989
     Net realized gain on futures contracts and options
      contracts.............................................            --            --           2,210
     Net realized foreign exchange gain (loss) on other
      assets and liabilities................................       (73,004)           --              --
     Change in unrealized appreciation/depreciation on
      investments...........................................       656,730       512,936      (1,836,822)
     Change in unrealized foreign exchange gain/loss on
      other assets and liabilities..........................         1,439            --              --
     Change in unrealized appreciation/depreciation on
      futures contracts, written options contracts, and
      currency swap agreements..............................            --            --          (1,055)
                                                               -----------------------------------------
     Net increase (decrease) in net assets resulting from
      operations............................................     6,465,879     1,310,092       3,229,335
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income..................    (3,530,000)      (60,000)     (1,265,000)
      Distribution from net realized gain on investments....    (3,570,000)      (40,000)     (2,245,000)
                                                              ------------------------------------------
     Total dividends and distributions to shareholders......    (7,100,000)     (100,000)     (3,510,000)
                                                              ------------------------------------------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold..............................    60,307,264    16,007,568      18,944,664
     Proceeds from shares issued for reinvestment of
      dividends and distributions...........................     7,100,000       100,000       3,510,000
     Cost of shares repurchased.............................   (23,418,764)   (2,358,670)    (10,379,088)
                                                              ------------------------------------------
     Net increase in net assets resulting from capital share
      transactions..........................................    43,988,500    13,748,898      12,075,576
                                                              ------------------------------------------
     TOTAL INCREASE IN NET ASSETS...........................    43,354,379    14,958,990      11,794,911
     NET ASSETS:
     Beginning of period....................................    49,204,497    10,223,794      70,020,558
                                                              ------------------------------------------
     End of period..........................................  $ 92,558,876   $25,182,784   $  81,815,469
                                                              ==========================================
     Accumulated undistributed net investment income
      (loss)................................................  $  2,389,132   $   156,265   $   1,015,292
                                                              ==========================================
     Shares issued and repurchased:
     Sold...................................................     4,965,205     1,389,381       1,409,452
     Issued in reinvestment of dividends and
      distributions.........................................       606,320         8,651         269,378
     Repurchased............................................    (1,938,092)     (207,996)       (777,050)
                                                              ------------------------------------------
     Net increase...........................................     3,633,433     1,190,036         901,780
                                                              ==========================================

    See Notes to Financial Statements

---------------------

                                                                                                            GROWTH/
                                                                                                            PHOENIX
         ASSET                           GROWTH-         FEDERATED        VENTURE          ALLIANCE        INVESTMENT
       ALLOCATION        UTILITY          INCOME           VALUE           VALUE            GROWTH          COUNSEL
      ----------------------------------------------------------------------------------------------------------------

      $  5,327,998     $   153,765     $  1,820,585     $   114,072     $  3,317,033     $  1,043,863     $  1,089,878
        26,455,241          72,051       10,370,300         377,034        7,790,180       25,688,269       17,282,556
           775,213              --        1,224,416              --               --          587,220          194,755
          (131,342)             12               35              --             (184)              --               22
         8,513,127         501,733       38,488,239       1,944,985       65,212,719       28,479,715       (5,813,584)
           137,152            (124)              --              --             (442)              --               --
        (1,271,585)             --          479,169              --               --         (120,600)              --
      ----------------------------------------------------------------------------------------------------------------
        39,805,804         727,437       52,382,744       2,436,091       76,319,306       55,678,467       12,753,627
      ----------------------------------------------------------------------------------------------------------------
        (9,550,000)        (85,000)      (2,770,000)        (45,000)      (3,390,000)      (1,200,000)      (1,325,000)
       (21,740,000)        (21,000)     (15,835,000)             --       (9,745,000)     (23,710,000)     (16,255,000)
      ----------------------------------------------------------------------------------------------------------------
       (31,290,000)       (106,000)     (18,605,000)        (45,000)     (13,135,000)     (24,910,000)     (17,580,000)
      ----------------------------------------------------------------------------------------------------------------
        86,282,360       7,973,808      116,760,446      21,694,676      267,406,474      163,514,035       17,039,353
        31,290,000         106,000       18,605,000          45,000       13,135,000       24,910,000       17,580,000
       (30,771,268)       (959,162)     (44,488,117)     (4,972,776)     (89,033,156)     (94,730,612)     (21,021,018)
      ----------------------------------------------------------------------------------------------------------------
        86,801,092       7,120,646       90,877,329      16,766,900      191,508,318       93,693,423       13,598,335
      ----------------------------------------------------------------------------------------------------------------
        95,316,896       7,742,083      124,655,073      19,157,991      254,692,624      124,461,890        8,771,962
       316,388,426       6,298,647      325,463,325      12,459,528      516,413,371      381,366,673      186,367,578
      ----------------------------------------------------------------------------------------------------------------
      $411,705,322     $14,040,730     $450,118,398     $31,617,519     $771,105,995     $505,828,563     $195,139,540
      ================================================================================================================

      $  4,438,642     $   150,240     $  1,817,328     $   109,209     $  3,309,049     $  1,037,697     $  1,087,673
      ================================================================================================================
         5,884,342         719,820        6,749,892       1,879,931       15,263,068        8,633,426        1,212,046
         2,220,724           9,628        1,105,466           3,896          755,319        1,397,083        1,337,899
        (2,120,774)        (87,031)      (2,614,781)       (445,078)      (5,202,177)      (5,169,253)      (1,507,783
      ----------------------------------------------------------------------------------------------------------------
         5,984,292         642,417        5,240,577       1,438,749       10,816,210        4,861,256        1,042,162
      ================================================================================================================

                                                          INTERNATIONAL
           PUTNAM        AGGRESSIVE         GLOBAL         DIVERSIFIED
           GROWTH          GROWTH          EQUITIES         EQUITIES
        --------------------------------------------------------------
        $    114,303     $     4,167     $  1,117,449     $    839,556
          33,450,063      (4,076,732)       8,330,242        1,370,769
                  --              --               --               --
                  --              --          (16,493)       5,140,156
         (21,516,562)      3,288,302       17,048,264        3,690,792
                  --              --          (11,955)          41,510
                  --              --               --               --
        --------------------------------------------------------------
          12,047,804        (784,263)      26,467,507       11,082,783
        --------------------------------------------------------------
                  --         (43,000)      (2,305,000)      (5,175,000)
          (5,465,000)             --      (12,550,000)      (1,600,000)
        --------------------------------------------------------------
          (5,465,000)        (43,000)     (14,855,000)      (6,775,000)
        --------------------------------------------------------------
          37,765,769      37,336,981       73,241,937       74,790,298
           5,465,000          43,000       14,855,000        6,775,000
         (30,415,005)     (7,862,626)     (34,545,670)     (23,522,497)
        --------------------------------------------------------------
          12,815,764      29,517,355       53,551,267       58,042,801
        --------------------------------------------------------------
          19,398,568      28,690,092       65,163,774       62,350,584
         160,073,045      35,124,302      246,482,006      157,008,393
        --------------------------------------------------------------
        $179,471,613     $63,814,394     $311,645,780     $219,358,977
        ==============================================================
        $    114,303     $       897     $  1,021,450     $   (257,991)
        ==============================================================
           2,410,189       3,697,970        4,936,707        6,749,967
             357,190           4,470        1,045,391          636,748
          (1,959,270)       (768,798)      (2,359,418)      (2,125,027)
        --------------------------------------------------------------
             808,109       2,933,642        3,622,680        5,261,688
        ==============================================================

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED NOVEMBER 30, 1996

                                                                CASH         CORPORATE        GLOBAL       HIGH-YIELD
                                                             MANAGEMENT         BOND           BOND           BOND
     -----------------------------------------------------------------------------------------------------------------

     OPERATIONS:
     Net investment income (loss).........................  $   6,327,403   $  2,009,395   $  3,420,685   $  8,892,022
     Net realized gain (loss) on investments..............         (1,609)      (242,797)       845,133        567,983
     Net realized gain (loss) on futures and options
      contracts...........................................             --       (180,880)        59,164             --
     Net realized foreign exchange gain (loss) on other
      assets and liabilities..............................             --             --      1,545,047             --
     Change in unrealized appreciation/depreciation on
      investments.........................................         (9,491)       647,548      1,124,599      4,227,884
     Change in unrealized foreign exchange gain/loss on
      other assets and liabilities........................             --             --       (253,318)            --
     Change in unrealized appreciation/depreciation on
      futures contracts...................................             --        (39,889)            --             --
                                                            ----------------------------------------------------------
     Net increase in net assets resulting from
      operations..........................................      6,316,303      2,193,377      6,741,310     13,687,889
                                                            ----------------------------------------------------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income................     (4,240,000)    (1,225,000)    (4,060,000)    (7,420,000)
      Distribution from net realized gain on
        investments.......................................         (4,750)            --             --             --
                                                            ----------------------------------------------------------
     Total dividends and distributions to shareholders....     (4,244,750)    (1,225,000)    (4,060,000)    (7,420,000)
                                                            ----------------------------------------------------------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold............................    615,571,205     20,121,281     26,461,284     89,355,894
     Proceeds from shares issued for reinvestment of
      dividends and distributions.........................      4,244,750      1,225,000      4,060,000      7,420,000
     Cost of shares repurchased...........................   (621,371,905)   (14,581,771)   (24,740,221)   (71,988,357)
                                                            ----------------------------------------------------------
     Net increase (decrease) in net assets resulting from
      capital share transactions..........................     (1,555,950)     6,764,510      5,781,063     24,787,537
                                                            ----------------------------------------------------------
     TOTAL INCREASE IN NET ASSETS.........................        515,603      7,732,887      8,462,373     31,055,426

     NET ASSETS:
     Beginning of period..................................     90,731,193     29,474,520     59,759,044     82,173,667
                                                            ----------------------------------------------------------
     End of period........................................  $  91,246,796   $ 37,207,407   $ 68,221,417   $113,229,093
                                                            ==========================================================
     ---------------
     Accumulated undistributed net investment income......  $   6,322,183   $  2,004,899   $  4,377,089   $  8,882,962
                                                            ==========================================================
     Shares issued and repurchased:
     Sold.................................................     57,928,895      1,891,179      2,437,840      8,529,658
     Issued in reinvestment of dividends and
      distributions.......................................        408,149        118,015        391,137        744,233
     Repurchased..........................................    (58,340,347)    (1,379,014)    (2,268,851)    (6,827,580
                                                            ----------------------------------------------------------
     Net increase (decrease)..............................         (3,303)       630,180        560,126      2,446,311
                                                            ==========================================================

                                                                                           BALANCED/
                                                             WORLDWIDE                      PHOENIX
                                                                HIGH        SUNAMERICA     INVESTMENT
                                                               INCOME       BALANCED#       COUNSEL
     -----------------------------------------------------------------------------------------------------------------
     OPERATIONS:
     Net investment income (loss).........................  $  3,853,929   $    56,068   $  1,397,620
     Net realized gain (loss) on investments..............     2,824,669        28,763      2,107,376
     Net realized gain (loss) on futures and options
      contracts...........................................            --            --             --
     Net realized foreign exchange gain (loss) on other
      assets and liabilities..............................      (245,282)           --             --
     Change in unrealized appreciation/depreciation on
      investments.........................................     2,512,138       822,808      3,902,857
     Change in unrealized foreign exchange gain/loss on
      other assets and liabilities........................        (4,477)           --             --
     Change in unrealized appreciation/depreciation on
      futures contracts...................................            --            --             --
                                                            -----------------------------------------
     Net increase in net assets resulting from
      operations..........................................     8,940,977       907,639      7,407,853
                                                            -----------------------------------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
      Dividends from net investment income................    (1,700,000)           --       (540,000)
      Distribution from net realized gain on
        investments.......................................      (100,000)           --       (890,000)
                                                            -----------------------------------------
     Total dividends and distributions to shareholders....    (1,800,000)           --     (1,430,000)
                                                            -----------------------------------------
     CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold............................    48,071,872    11,344,623     44,916,086
     Proceeds from shares issued for reinvestment of
      dividends and distributions.........................     1,800,000            --      1,430,000
     Cost of shares repurchased...........................   (29,323,432)   (2,028,468)   (14,731,916)
                                                            -----------------------------------------
     Net increase (decrease) in net assets resulting from
      capital share transactions..........................    20,548,440     9,316,155     31,614,170
                                                            -----------------------------------------
     TOTAL INCREASE IN NET ASSETS.........................    27,689,417    10,223,794     37,592,023
     NET ASSETS:
     Beginning of period..................................    21,515,080            --     32,428,535
                                                            -----------------------------------------
     End of period........................................  $ 49,204,497   $10,223,794   $ 70,020,558
                                                            =========================================
     Accumulated undistributed net investment income......  $  3,097,896   $    56,068   $  1,258,279
                                                            =========================================
     Shares issued and repurchased:
     Sold.................................................     4,060,525     1,113,491      3,604,718
     Issued in reinvestment of dividends and
      distributions.......................................       166,821            --        117,502
     Repurchased..........................................    (2,425,678)     (194,594)    (1,184,892)
                                                            -----------------------------------------
     Net increase (decrease)..............................     1,801,668       918,897      2,537,328
                                                            =========================================

    # Commenced operations June 3, 1996
    See Notes to Financial Statements

---------------------

                                                                                                            GROWTH/
                                                                                                            PHOENIX
         ASSET                          GROWTH-         FEDERATED        VENTURE          ALLIANCE         INVESTMENT
       ALLOCATION       UTILITY#         INCOME          VALUE#           VALUE            GROWTH           COUNSEL
      ----------------------------------------------------------------------------------------------------------------
      $  9,136,961     $   81,705     $  2,773,321     $    40,137     $  3,640,938     $   1,199,438     $  1,327,266
        19,730,122         12,853       13,516,427         (22,475)       9,692,354        21,793,902       16,211,794
           391,668             --        1,426,165              --               --           433,180               --
                89           (230)              29              --            2,021                --             (510)
        18,681,439        287,691       42,693,932       1,196,109       75,918,377        46,485,737       10,855,474
                --            139               --              --              341                --               21
         1,166,581             --          962,381              --               --           300,750               --
      ----------------------------------------------------------------------------------------------------------------
        49,106,860        382,158       61,372,255       1,213,771       89,254,031        70,213,007       28,394,045
      ----------------------------------------------------------------------------------------------------------------

        (5,505,000)            --       (1,680,000)             --       (1,150,000)         (483,000)      (1,265,000)
        (6,805,000)            --       (5,975,000)             --       (1,631,000)      (13,185,000)     (10,645,000)
      ----------------------------------------------------------------------------------------------------------------
       (12,310,000)            --       (7,655,000)             --       (2,781,000)      (13,668,000)     (11,910,000)
      ----------------------------------------------------------------------------------------------------------------
       108,836,939      6,090,461      145,602,473      11,583,467      358,199,882       247,316,545       46,376,696
        12,310,000             --        7,655,000              --        2,781,000        13,668,000       11,910,000
       (41,391,763)      (173,972)     (52,792,476)       (337,710)     (85,948,539)     (104,032,606)     (38,313,646)
      ----------------------------------------------------------------------------------------------------------------
        79,755,176      5,916,489      100,464,997      11,245,757      275,032,343       156,951,939       19,973,050
      ----------------------------------------------------------------------------------------------------------------
       116,552,036      6,298,647      154,182,252      12,459,528      361,505,374       213,496,946       36,457,095

       199,836,390             --      171,281,073              --      154,907,997       167,869,727      149,910,483
      ----------------------------------------------------------------------------------------------------------------
      $316,388,426     $6,298,647     $325,463,325     $12,459,528     $516,413,371     $ 381,366,673     $186,367,578
      ================================================================================================================
      $  8,660,644     $   81,475     $  2,766,743     $    40,137     $  3,382,016     $   1,193,834     $  1,322,795
      ================================================================================================================
         8,296,399        602,909        9,953,598       1,158,140       24,918,067        15,394,232        3,516,917
           970,055             --          541,755              --          208,003           893,333          949,004
        (3,164,619)       (17,033)      (3,630,349)        (33,890)      (6,065,330)       (6,661,296)      (2,922,221)
      ----------------------------------------------------------------------------------------------------------------
         6,101,835        585,876        6,865,004       1,124,250       19,060,740         9,626,269        1,543,700
      ================================================================================================================

                                                          INTERNATIONAL
           PUTNAM        AGGRESSIVE         GLOBAL        DIVERSIFIED
           GROWTH          GROWTH#         EQUITIES         EQUITIES
      ------------------------------------------------------------------------------
        $    (23,455)    $    39,730     $  2,128,761     $    481,375
           8,612,831        (705,902)      12,300,321        1,688,079
                  --              --               --               --
                  --              --          496,594        5,292,994
          17,288,052       3,091,213       19,341,166        5,555,457
                  --              --          (27,011)        (813,250)
                  --              --               --               --
        --------------------------------------------------------------
          25,877,428       2,425,041       34,239,831       12,204,655
        --------------------------------------------------------------
                  --              --       (1,885,000)      (1,350,000)
                  --              --       (4,480,000)              --
        --------------------------------------------------------------
                  --              --       (6,365,000)      (1,350,000)
        --------------------------------------------------------------
          55,935,417      39,091,029       99,072,900      133,585,152
                  --              --        6,365,000        1,350,000
         (37,015,839)     (6,391,768)     (52,582,422)     (37,742,073)
        --------------------------------------------------------------
          18,919,578      32,699,261       52,855,478       97,193,079
        --------------------------------------------------------------
          44,797,006      35,124,302       80,730,309      108,047,734
         115,276,039              --      165,751,697       48,960,659
        --------------------------------------------------------------
        $160,073,045     $35,124,302     $246,482,006     $157,008,393
        ==============================================================
        $         --     $    39,730     $  2,209,001     $  4,077,453
        ==============================================================
           4,113,284       4,051,127        7,165,202       12,354,619
                  --              --          472,181          130,941
          (2,724,390)       (661,704)      (3,815,033)      (3,499,995)
        --------------------------------------------------------------
           1,388,894       3,389,423        3,822,350        8,985,565
        ==============================================================

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: SunAmerica Series Trust ("the Trust"), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. It was established to provide a funding medium for certain annuity contracts issued by Variable Separate Account (the "Account"), a separate account of Anchor National Life Insurance Company ("Life Company"), organized under the laws of the state of Arizona.

  The Trust issues 18 separate series of shares ("Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objectives. The Trustees may establish additional series in the future. All shares may be purchased or redeemed by the Account at net asset value without any sales or redemption charge.

The investment objectives for each portfolio are as follows:

The Cash Management Portfolio seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

The Corporate Bond Portfolio seeks a high total return with only moderate price risk by investing primarily in investment grade fixed-income securities.

The Global Bond Portfolio seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation, through investment in high quality fixed-income securities of U.S. and foreign issuers and through transactions in foreign currencies.

The High-Yield Bond Portfolio seeks a high level of current income and secondarily seeks capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

The Worldwide High Income Portfolio seeks high current income and, secondarily, capital appreciation, by investing primarily in a portfolio of high-yielding fixed-income securities of issuers located throughout the world.

The SunAmerica Balanced Portfolio seeks to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds.

The Balanced/Phoenix Investment Counsel Portfolio seeks reasonable income, long-term capital growth and conservation of capital by investing primarily in common stocks and fixed-income securities, with an emphasis on income-producing securities which appear to have some potential for capital enhancement.

The Asset Allocation Portfolio seeks high total return (including income and capital gains) consistent with preservation of capital over the long-term through a diversified portfolio that can include common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

The Utility Portfolio seeks high current income and moderate capital appreciation by investing primarily in the equity and debt securities of utility companies.

The Growth-Income Portfolio seeks growth of capital and income by investing primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

The Federated Value Portfolio seeks growth of capital and income by investing primarily in the securities of high quality companies.

The Venture Value Portfolio seeks to achieve growth of capital by investing primarily in common stocks.

The Alliance Growth, Growth/Phoenix Investment Counsel and Putnam Growth Portfolios (formerly, the Provident Growth Portfolio) each seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics which demonstrate the potential for appreciation.

The Aggressive Growth Portfolio seeks long-term growth of capital through investment primarily in equity securities of small capitalization growth companies.

The Global Equities Portfolio seeks long-term growth of capital through investment primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics which demonstrate the potential for appreciation and through transactions in foreign currencies.

---------------------

The International Diversified Equities Portfolio seeks long-term capital appreciation by investing in accordance with country weightings determined by the Subadviser in common stocks of foreign issuers which, in the aggregate, replicate broad country indices.

2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust at May 31, 1997, and the results of its operations, the changes in its net assets and its financial highlights for the periods then ended. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

  SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

  REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

  FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gain and losses on other assets and liabilities and change in unrealized foreign exchange gain and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

  FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. Upon settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

                                                           ---------------------

  FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a portfolio's exposure in these financial instruments. A portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract, the portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.

  CURRENCY SWAPS: Currency swaps involve the exchange by a Portfolio with another party of its respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party will default on its contractual delivery obligations. Currency swaps involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. Changes in the value of the swap are reported as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. A realized gain or loss is recorded upon early termination of such agreement.

  SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND
DISTRIBUTIONS: As is customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income and distributions to shareholders are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes premiums and accretes discounts on fixed income securities, as well as those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

  Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

  The Portfolios record dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets were not affected.

---------------------

  For the year ended November 30, 1996, the reclassification arising from book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                                    ACCUMULATED              ACCUMULATED
                                                                 UNDISTRIBUTED NET        UNDISTRIBUTED NET     PAID-IN
                                                              INVESTMENT INCOME/(LOSS)   REALIZED GAIN/(LOSS)   CAPITAL
                                                                 ----------------------------------------------------
    Cash Management.........................................         $     (167)             $        167       $     --
    Corporate Bond..........................................                620                      (620)            --
    Global Bond*............................................          1,396,295                (1,425,231)       (28,936)
    Worldwide High Income*..................................           (487,946)                  487,946             --
    Balanced/Phoenix Investment Counsel.....................              1,029                    (1,029)            --
    Asset Allocation........................................               (800)                      800             --
    Utility.................................................               (230)                      230             --
    Growth-Income...........................................                 29                       (29)            --
    Venture Value...........................................              2,021                    (2,021)            --
    Growth/Phoenix Investment Counsel.......................               (510)                      510             --
    Putnam Growth...........................................             23,455                        --        (23,455)
    Global Equities*........................................            496,594                  (496,594)            --
    International Diversified Equities*.....................          5,292,994                (5,292,994)            --

  * Reclassification is primarily due to differing book/tax treatments for foreign currency transactions.

3. JOINT REPURCHASE AGREEMENT ACCOUNT: The Cash Management, High-Yield Bond, SunAmerica Balanced and Aggressive Growth Portfolios, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of May 30, 1997, the Cash Management, High-Yield Bond, SunAmerica Balanced, and Aggressive Growth Portfolios had a 20.4%, 4.1%, 5.7% and 10.1%, undivided interest, respectively, which represented $13,851,000, $2,798,000, $3,891,000 and $6,860,000, respectively, in principal amount in a repurchase agreement in the joint account. As of such date, the repurchase agreement in the joint account and the collateral therefore was as follows:

  Paine Webber Securities, Inc. Repurchase Agreement, 5.45% dated 5/30/97, in the principal amount of $67,813,000 repurchase price $67,843,798 due 6/2/97 collateralized by $73,520,000 U.S. Treasury Notes 6.50% due 11/15/26, approximate aggregate value $69,247,018.

4. FEDERAL INCOME TAXES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes, (which approximates tax basis), including short-term securities at May 31, 1997, were as follows:

                                                      AGGREGATE      AGGREGATE     UNREALIZED                    CAPITAL
                                                      UNREALIZED    UNREALIZED    GAIN/(LOSS)      COST OF         LOSS
                                                         GAIN         (LOSS)          NET        INVESTMENTS    CARRYOVER*+
                                                      -------------------------------------------------------------------
Cash Management**..................................  $     15,868   $     4,886   $     10,982   $178,404,681   $       68
Corporate Bond.....................................       637,871       351,430        286,441     44,846,708      769,710
Global Bond........................................       576,639       649,795        (73,156)    70,215,449           --
High-Yield Bond....................................     4,143,917     1,887,910      2,256,007    137,592,708    8,449,586
Worldwide High Income..............................     3,718,376       160,318      3,558,058     91,244,785           --
SunAmerica Balanced................................     1,685,644       349,900      1,335,744     24,351,940           --
Balanced/Phoenix Investment Counsel................     4,604,562       575,255      4,029,307     83,322,127           --
Asset Allocation...................................    46,528,117     2,010,846     44,517,271    393,811,356           --
Utility............................................       951,522       162,098        789,424     14,227,296           --
Growth-Income......................................   108,338,664     2,778,324    105,560,340    347,154,775           --
Federated Value....................................     3,259,175       118,081      3,141,094     29,940,848       16,874
Venture Value......................................   160,048,771     3,716,552    156,332,219    619,067,143           --
Alliance Growth....................................    99,460,348     4,153,816     95,306,532    416,055,747           --
Growth/Phoenix Investment Counsel..................    22,128,715       613,326     21,515,389    173,334,210           --
Putnam Growth Portfolio............................    24,340,653       521,722     23,818,931    155,552,663           --
Aggressive Growth**................................     6,947,457       567,942      6,379,515     60,178,562      248,317
Global Equities....................................    51,786,035     4,347,774     47,438,261    266,356,008           --
International Diversified Equities.................    21,729,009    11,665,536     10,063,473    206,656,989           --

  * Expire 2002-2004

 ** Post 10/31/96 Capital Loss Deferrals: Cash Management $1,541; Aggressive
    Growth $453,463

 + Net capital loss carryovers reported as of November 30, 1996, which are available to the extent provided in regulations to offset future capital gains. To the extent that these carryovers are used to offset future capital gains, it is probable that these gains so offset will not be distributed.

                                                           ---------------------

5. MANAGEMENT OF THE TRUST: SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an indirect wholly owned subsidiary of the Life Company, serves as investment adviser for all the portfolios of the Trust. The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs. It is the responsibility of the Adviser and, for certain Portfolios pursuant to Subadvisory Agreements described below, the subadvisers, to make investment decisions for the Portfolios and to place the purchase and sale orders for the Portfolio transactions. Such orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Adviser or a subadviser. The Agreement provides that SAAMCo shall administer the Trust's business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions. There is no subadviser for the Cash Management, High-Yield Bond, SunAmerica Balanced and Aggressive Growth Portfolios, and SAAMCo, therefore performs all investment advisory services for these Portfolios. The term "Assets", as used in the following table, means the average daily net assets of the Portfolios.

  The Trust pays SAAMCo a monthly fee calculated at the following annual percentages of each Portfolio's assets:

                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------
Cash Management              $0--$100 million     0.55%
                              >  $100 million     0.50%
                              >  $300 million     0.45%
Corporate Bond               $0--$ 50 million     0.70%
                              >  $ 50 million     0.60%
                              >  $150 million     0.55%
                              >  $250 million     0.50%
Global Bond-                 $0--$ 50 million     0.75%
  Asset Allocation            >  $ 50 million     0.65%
                              >  $150 million     0.60%
                              >  $250 million     0.55%
High-Yield Bond              $0--$ 50 million     0.70%
                              >  $ 50 million     0.65%
                              >  $150 million     0.60%
                              >  $250 million     0.55%
Worldwide High                        >  $  0     1.00%
  Income-International
  Diversified Equities
SunAmerica Balanced-         $0--$ 50 million     0.70%
  Balanced/Phoenix            >  $ 50 million     0.65%
  Investment Counsel-         >  $150 million     0.60%
  Growth-Income-              >  $300 million     0.55%
  Alliance Growth-            >  $500 million     0.50%
  Growth/Phoenix
  Investment Counsel
                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------
Utility-Federated Value      $0--$150 million     0.75%
                              >  $150 million     0.60%
                              >  $500 million     0.50%
Venture Value                $0--$100 million     0.80%
                              >  $100 million     0.75%
                              >  $500 million     0.70%
Putnam Growth                $0--$150 million     0.85%
                              >  $150 million     0.80%
                              >  $300 million     0.70%
Aggressive Growth            $0--$100 million     0.75%
                              >  $100 million     0.675%
                              >  $250 million     0.625%
                              >  $500 million     0.60%
Global Equities              $0--$ 50 million     0.90%
                              >  $ 50 million     0.80%
                              >  $150 million     0.70%
                              >  $300 million     0.65%

  The organizations described below act as subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers' fees.

  Goldman Sachs Asset Management International, an affiliate of Goldman Sachs & Co., serves as subadviser for the Global Bond Portfolio; Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., serves as subadviser for the Asset Allocation Portfolio; Federated Investment Counseling serves as a subadviser for the Corporate Bond, Utility and Federated Value Portfolios; Morgan Stanley Asset Management Inc., a wholly owned subsidiary of Morgan Stanley Group, Inc., serves as subadviser for the Worldwide High Income and International Diversified Equities Portfolios; Phoenix Investment Counsel, Inc. serves as subadviser for the Balanced/Phoenix Investment Counsel and Growth/Phoenix Investment Counsel Portfolios; Alliance Capital Management L.P. serves as a subadviser for the Growth-Income, Alliance Growth and Global Equities Portfolios; Davis Selected Advisers, L.P. serves as subadviser for the Venture Value Portfolio; and Putnam Investment Management, Inc. serves as subadviser for the Putnam Growth Portfolio. Effective April 16, 1997 Putnam Investment Management, Inc. assumed the role as subadviser from Provident Investment Counsel, Inc. for the Putnam Growth Portfolio (formerly the Provident Growth Portfolio).

---------------------

  The portion of the investment advisory fees received by SAAMCo which are paid to subadvisers are as follows:

                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------
Corporate Bond               $0--$ 25 million     0.30%
                              >  $ 25 million     0.25%
                              >  $100 million     0.20%
                              >  $150 million     0.15%
Global Bond-                 $0--$ 50 million     0.40%
  Asset Allocation            >  $ 50 million     0.30%
                              >  $150 million     0.25%
                              >  $250 million     0.20%
Worldwide High Income-       $0--$350 million     0.65%
  International Diversified   >  $350 million     0.60%
  Equities-
Balanced/Phoenix             $0--$ 50 million     0.35%
  Investment Counsel-         >  $ 50 million     0.30%
  Growth-Income-              >  $150 million     0.25%
  Alliance Growth-            >  $300 million     0.20%
  Growth/Phoenix              >  $500 million     0.15%
  Investment Counsel-
Utility-Federated Value      $0--$ 20 million     0.55%
                              >  $ 20 million     0.35%
                              >  $ 50 million     0.25%
                              >  $150 million     0.20%
                              >  $500 million     0.15%
                                               MANAGEMENT
         PORTFOLIO                ASSETS          FEES
---------------------------------------------------------
Venture Value                $0--$100 million     0.45%
                              >  $100 million     0.40%
                              >  $500 million     0.35%
Putnam Growth                $0--$150 million     0.50%
                              >  $150 million     0.45%
                              >  $300 million     0.35%
Global Equities              $0--$ 50 million     0.50%
                              >  $ 50 million     0.40%
                              >  $150 million     0.30%
                              >  $300 million     0.25%

  For certain Portfolios, the Adviser has voluntarily agreed to reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolio's average net assets:
SunAmerica Balanced Portfolio -- 1.00%, Utility Portfolio -- 1.05%, Federated Value Portfolio -- 1.05% and Aggressive Growth Portfolio -- 1.05%. The Adviser also may voluntarily reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, effective June 3, 1996, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and remain in compliance with the foregoing expense limitations.

  The impact of such expense reimbursements is reflected in the Statement of Operations under the caption "expenses reimbursed by the investment adviser."

6. ORGANIZATIONAL EXPENSES: Costs incurred by the Adviser in connection with the organization and registration of the Trust amounted to $204,704. Organizational expenses are amortized on a straight line basis by each applicable Portfolio of the Trust over the period of benefit not to exceed 60 months from the date the respective Portfolio commenced operations.

7. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the six months ended May 31, 1997, was as follows:

                                  CASH          CORPORATE         GLOBAL         HIGH-YIELD       WORLDWIDE      SUNAMERICA
                               MANAGEMENT         BOND             BOND             BOND         HIGH INCOME      BALANCED
                               ---------------------------------------------------------------------------------------------
Purchases of portfolio
  securities...............    $        --     $20,895,399     $116,904,571     $145,777,223     $90,331,068     $22,669,478
Sales of portfolio
  securities...............             --      13,383,056      107,563,660      120,077,381      50,533,026      10,405,100
U.S. government securities
  included above were as
  follows:
Purchases of U.S.
  government securities....             --         645,984        6,421,484               --              --       4,185,100
Sales of U.S. government
  securities...............             --       2,292,494       19,077,656               --              --       1,123,175

                                                           ---------------------

                               BALANCED/PHOENIX
                                  INVESTMENT             ASSET                                                        FEDERATED
                                   COUNSEL             ALLOCATION            UTILITY           GROWTH- INCOME           VALUE
                                  ---------------------------------------------------------------------------------------------
Purchases of portfolio
  securities...............      $102,097,674         $  382,889,359        $   8,850,453       $  133,781,842       $   21,689,255
Sales of portfolio
  securities...............        96,947,860            311,576,450            1,874,786           83,438,999            5,532,878
U.S. government securities
  included above were as
  follows:
Purchases of U.S.
  government securities....        40,416,119            196,024,600                   --                   --                   --
Sales of U.S. government
  securities...............        38,691,305            196,922,491                   --                   --                   --


                                 VENTURE
                                  VALUE
                               --------------
Purchases of portfolio
  securities...............    $  224,975,193
Sales of portfolio
  securities...............        51,388,739
U.S. government securities
  included above were as
  follows:
Purchases of U.S.
  government securities....           425,238
Sales of U.S. government
  securities...............                --

                                                GROWTH/PHOENIX
                                 ALLIANCE         INVESTMENT           PUTNAM           AGGRESSIVE           GLOBAL
                                  GROWTH           COUNSEL             GROWTH             GROWTH            EQUITIES
                               ----------------------------------------------------------------------------------------
Purchases of portfolio
  securities...............    $317,337,904      $199,976,938       $ 153,967,335      $  77,461,879      $ 141,842,989
Sales of portfolio
  securities...............     242,337,022       193,772,817         148,300,906         49,065,452        119,235,104
U.S. government securities
  included above were as
  follows:
Purchases of U.S.
  government securities....              --         5,211,413             868,261                 --                 --
Sales of U.S. government
  securities...............              --         2,228,018           9,311,632                 --                 --

                              INTERNATIONAL
                               DIVERSIFIED
                                 EQUITIES
                              -------------
Purchases of portfolio
  securities...............   $  91,410,564
Sales of portfolio
  securities...............      35,317,974
U.S. government securities
  included above were as
  follows:
Purchases of U.S.
  government securities....              --
Sales of U.S. government
  securities...............              --

8. TRANSACTIONS WITH AFFILIATES: The following Portfolios incurred brokerage commissions with an affiliated broker:

                                                                                 GOLDMAN        SHELBY
                                                                               SACHS & CO.   CULLOM DAVIS
                                                                               -----------   ------------
              Asset Allocation Portfolio.....................................    $32,020        $    --
              Venture Value Portfolio........................................         --         49,392

9. COMMITMENTS AND CONTINGENCIES: The High-Yield Bond Portfolio has established an uncommitted line of credit with State Street Bank and Trust Company with interest payable at the Federal Funds rate plus 125 basis points. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the six months ended May 31, 1997, the High-Yield Bond Portfolio had borrowings outstanding for 1 day under the line of credit and incurred $114 in interest charges related to these borrowings. The High-Yield Bond Portfolio did not have any outstanding borrowing at May 31, 1997.

10. SUBSEQUENT EVENT: Effective June 2, 1997, the SunAmerican Series Trust issued three new portfolios, the Real Estate Portfolio, International Growth and Income Portfolio and Emerging Markets Portfolio, each of which represents a separate managed portfolio of securities with its own investment objective.

---------------------

---------------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS*

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                                         RATIO OF
                                  NET                                                                                      NET
                               REALIZED                                                                        RATIO OF  INVESTMENT
             NET                   &        TOTAL    DIVIDENDS  DIVIDENDS      NET                    NET      EXPENSES   INCOME
            ASSET      NET     UNREALIZED   FROM     DECLARED    FROM NET     ASSET                 ASSETS        TO        TO
            VALUE    INVEST-     GAIN      INVEST-   FROM NET    REALIZED     VALUE                 END OF     AVERAGE   AVERAGE
PERIOD    BEGINNING    MENT    (LOSS) ON    MENT     INVESTMENT  GAIN ON     END OF      TOTAL      PERIOD       NET       NET
 ENDED    OF PERIOD  INCOME**  INVESTMENTS OPERATIONS  INCOME   INVESTMENTS  PERIOD    RETURN***    (000'S)     ASSETS    ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Cash Management Portfolio
2/9/93-
11/30/93   $ 10.00    $ 0.19    $  0.01    $  0.20    $    --     $   --     $ 10.20       2.00%   $  24,603    0.71%+++  2.53%+++
11/30/94     10.20      0.38      (0.02)      0.36      (0.09)        --       10.47       3.51       89,098    0.70++    3.73++
11/30/95     10.47      0.56       0.01       0.57      (0.34)        --       10.70       5.59       90,731    0.67      5.32
11/30/96     10.70      0.53      (0.02)      0.51      (0.45)        --       10.76       4.92       91,247    0.62      4.90
5/31/97#     10.76      0.26         --       0.26      (0.56)        --       10.46       2.48      182,372    0.61+     5.02+
Corporate Bond Portfolio
7/1/93-
11/30/93     10.00      0.14       0.05       0.19         --         --       10.19       1.90       11,667    0.94+++   3.92+++
11/30/94     10.19      0.52      (0.87)     (0.35)     (0.05)     (0.04)       9.75      (3.41)      15,869    0.94++    5.21++
11/30/95      9.75      0.60       1.00       1.60      (0.53)        --       10.82      17.01       29,475    0.96++    5.93++
11/30/96     10.82      0.65       0.03       0.68      (0.41)        --       11.09       6.51       37,207    0.97      6.11
5/31/97#     11.09      0.38      (0.22)      0.16      (0.53)        --       10.72       1.49       45,542    0.87+     7.04+
Global Bond Portfolio
7/1/93-
11/30/93     10.00      0.13       0.17       0.30         --         --       10.30       3.00       25,010    1.35+++   3.56+++
11/30/94     10.30      0.53      (0.86)     (0.33)     (0.09)     (0.05)       9.83      (3.18)      44,543    1.06      5.29
11/30/95      9.83      0.60       0.97       1.57      (0.38)        --       11.02      16.40       59,759    0.95      5.89
11/30/96     11.02      0.59       0.54       1.13      (0.75)        --       11.40      10.94       68,221    0.89      5.44
5/31/97#     11.40      0.26      (0.09)      0.17      (0.75)     (0.04)      10.78       1.55       76,535    0.86+     4.75+
High-Yield Bond Portfolio
2/9/93-
11/30/93     10.00      0.76       0.36       1.12         --         --       11.12      11.20       41,851    0.94+++   9.43+++
11/30/94     11.12      1.20      (1.65)     (0.45)     (0.29)     (0.06)      10.32      (4.26)      55,803    0.92++   11.07++
11/30/95     10.32      1.11       0.12       1.23      (1.02)        --       10.53      12.64       82,174    0.80     10.80
11/30/96     10.53      0.98       0.48       1.46      (0.95)        --       11.04      14.86      113,229    0.77      9.41
5/31/97#     11.04      0.50      (0.02)      0.48      (0.74)        --       10.78       4.45      143,718    0.74+     9.13+
Worldwide High Income Portfolio
10/28/94-
11/30/94     10.00      0.04      (0.09)     (0.05)        --         --        9.95      (0.50)      10,478    1.60+++   4.48+++
11/30/95      9.95      1.10       0.47       1.57      (0.10)        --       11.42      16.02       21,515    1.30     10.46
11/30/96     11.42      1.25       1.60       2.85      (0.87)     (0.05)      13.35      26.87       49,204    1.18     10.45
5/31/97#     13.35      0.49       0.62       1.11      (0.90)     (0.91)      12.65       9.42       92,559    1.14+     8.15+
SunAmerica Balanced Portfolio
6/3/96-
11/30/96     10.00      0.10       1.03       1.13         --         --       11.13      11.30       10,224    1.00+++   1.92+++
5/31/97#     11.13      0.11       0.76       0.87      (0.04)     (0.02)      11.94       7.85       25,183    1.00+     1.98+


                        AVERAGE
                        COMMISSION
  PERIOD     PORTFOLIO    PER
   ENDED     TURNOVER    SHARE@
------------------------------------
Cash Management Portfolio
2/9/93-
11/30/93           --%   $   NA
11/30/94           --        NA
11/30/95           --        NA
11/30/96           --        NA
5/31/97#           --        NA
Corporate Bond Portfolio
7/1/93-
11/30/93          208        NA
11/30/94          419        NA
11/30/95          412        NA
11/30/96          338        NA
5/31/97#           34        NA
Global Bond Portfolio
7/1/93-
11/30/93           84        NA
11/30/94          347        NA
11/30/95          339        NA
11/30/96          223        NA
5/31/97#          181        NA
High-Yield Bond Portfolio
2/9/93-
11/30/93          229        NA
11/30/94          225        NA
11/30/95          174        NA
11/30/96          107        NA
5/31/97#          100        NA
Worldwide High Income Portfolio
10/28/94-
11/30/94            2        NA
11/30/95          176        NA
11/30/96          177        NA
5/31/97#           82        NA
SunAmerica Balanced Portfolio
6/3/96-
11/30/96           40     .0600
5/31/97#           76     .0600

   *  Calculated based upon average shares outstanding

   **  After fee waivers and expense reimbursements by the investment adviser

   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

   @ The average commission per share is derived by dividing the agency commissions paid on equity securities trades by the number of shares purchased or sold.

   #  Unaudited

   +  Annualized

   ++ During the periods ended November 30, 1993, 1994, 1995, 1996 and May 31, 1997, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                       EXPENSES                                 NET INVESTMENT INCOME
                                       -----------------------------------------     --------------------------------------------
                                       1993     1994     1995     1996     1997+     1993     1994      1995      1996      1997+
                                       -----------------------------------------     --------------------------------------------
Cash Management Portfolio..........    1.10%    0.78%    0.67%    0.62%    0.61%     2.14%     3.65%     5.32%     4.90%    5.02%
Corporate Bond Portfolio...........    1.81     1.09     0.97     0.97     0.87      3.05      5.06      5.92      6.11     7.04
Global Bond Portfolio..............    1.81     1.06     0.95     0.89     0.86      3.10      5.29      5.89      5.44     4.75
High-Yield Bond Portfolio..........    1.29     0.93     0.80     0.77     0.74      9.08     11.06     10.80      9.41     9.13
Worldwide High Income Portfolio....      --     2.26     1.30     1.18     1.14        --      3.82     10.46     10.45     8.15
SunAmerica Balanced Portfolio......      --       --       --     1.43     1.00        --        --        --      1.49     1.98

See Notes to Financial Statements

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS* -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                                           RATIO OF
                                                                                                                             NET
                                    NET                                                                                    INVEST-
                                 REALIZED                                                                        RATIO OF   MENT
               NET                   &        TOTAL    DIVIDENDS  DIVIDENDS      NET                    NET      EXPENSES   INCOME
              ASSET      NET     UNREALIZED   FROM     DECLARED    FROM NET     ASSET                 ASSETS        TO        TO
              VALUE    INVEST-     GAIN      INVEST-   FROM NET    REALIZED     VALUE                 END OF     AVERAGE   AVERAGE
  PERIOD    BEGINNING    MENT    (LOSS) ON    MENT     INVESTMENT  GAIN ON     END OF      TOTAL      PERIOD       NET       NET
   ENDED    OF PERIOD  INCOME**  INVESTMENTS OPERATIONS  INCOME   INVESTMENTS  PERIOD    RETURN***    (000'S)     ASSETS    ASSETS
  ------------------------------------------------------------------------------------------------------------------------------
Balanced/Phoenix Investment Counsel Portfolio
10/28/94-
11/30/94     $ 10.00    $ 0.04    $ (0.08)   $ (0.04)   $    --     $   --     $  9.96      (0.40)%  $   1,516  1.00%+++  4.25%+++
11/30/95        9.96      0.34       2.23       2.57      (0.05)        --       12.48      25.89       32,429  0.98++    3.08++
11/30/96       12.48      0.34       1.31       1.65      (0.19)     (0.31)      13.63      13.75       70,021  0.84      2.74
5/31/97#       13.63      0.18       0.38       0.56      (0.23)     (0.41)      13.55       4.29       81,815  0.80+     2.78+
Asset Allocation Portfolio
7/1/93-
11/30/93       10.00      0.08       0.28       0.36         --         --       10.36       3.60       35,590  0.99+++   2.33+++
11/30/94       10.36      0.29      (0.25)      0.04      (0.05)     (0.03)      10.32       0.30      106,856  0.94++    2.71++
11/30/95       10.32      0.42       2.24       2.66      (0.20)     (0.04)      12.74      26.10      199,836  0.81      3.62
11/30/96       12.74      0.48       2.00       2.48      (0.31)     (0.39)      14.52      20.27      316,388  0.74      3.66
5/31/97#       14.52      0.22       1.39       1.61      (0.40)     (0.91)      14.82      11.51      411,705  0.68+     3.02+
Utility Portfolio
6/3/96-
11/30/96       10.00      0.24       0.51       0.75         --         --       10.75       7.50        6,299  1.05+++   4.41+++
5/31/97#       10.75      0.17       0.62       0.79      (0.09)     (0.02)      11.43       7.36       14,041  1.05+++   3.19+++
Growth-Income Portfolio
2/9/93-
11/30/93       10.00      0.12       0.49       0.61         --         --       10.61       6.10       45,080  0.82+++   1.59+++
11/30/94       10.61      0.13      (0.36)     (0.23)     (0.04)     (0.01)      10.33      (2.20)      84,899  0.81++    1.26++
11/30/95       10.33      0.17       3.31       3.48      (0.10)        --       13.71      33.89      171,281  0.77      1.42
11/30/96       13.71      0.18       3.48       3.66      (0.12)     (0.43)      16.82      27.41      325,463  0.72      1.21
5/31/97#       16.82      0.08       2.26       2.34      (0.13)     (0.73)      18.30      14.36      450,118  0.67+     0.98+
Federated Value Portfolio
6/3/96-
11/30/96       10.00      0.07       1.01       1.08         --         --       11.08      10.80       12,460  1.05+++   1.26+++
5/31/97#       11.08      0.07       1.22       1.29      (0.03)        --       12.34      11.63       31,618  1.05+     1.29+
Venture Value Portfolio
10/28/94-
11/30/94       10.00      0.03      (0.25)     (0.22)        --         --        9.78      (2.20)       4,449  1.10+++   3.93+++
11/30/95        9.78      0.17       3.55       3.72      (0.03)        --       13.47      38.17      154,908  1.00++    1.43++
11/30/96       13.47      0.18       3.46       3.64      (0.09)     (0.12)      16.90      27.44      516,413  0.85      1.21
5/31/97#       16.90      0.09       1.99       2.08      (0.09)     (0.26)      18.63      12.47      771,106  0.79+     1.07+


                        AVERAGE
                        COMMISSION
  PERIOD     PORTFOLIO    PER
   ENDED     TURNOVER    SHARE@
----------------------------------
Balanced/Phoenix Investment Counsel Portfolio
10/28/94-
11/30/94           10%   $   NA
11/30/95          153        NA
11/30/96          194     .0589
5/31/97#          149     .0544
Asset Allocation Portfolio
7/1/93-
11/30/93           71        NA
11/30/94          152        NA
11/30/95          207        NA
11/30/96          200     .0587
5/31/97#           90     .0589
Utility Portfolio
6/3/96-
11/30/96           24     .0439
5/31/97#           20     .0371
Growth-Income Portfolio
2/9/93-
11/30/93           27        NA
11/30/94           59        NA
11/30/95           59        NA
11/30/96           82     .0597
5/31/97#           24     .0554
Federated Value Portfolio
6/3/96-
11/30/96           30     .0520
5/31/97#           32     .0477
Venture Value Portfolio
10/28/94-
11/30/94           --        NA
11/30/95           18        NA
11/30/96           22     .0598
5/31/97#            9     .0600

   *  Calculated based upon average shares outstanding

   **  After fee waivers and expense reimbursements by the investment adviser

   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

   @ The average commission per share is derived by dividing the agency commissions paid on equity securities trades by the number of shares purchased or sold.

   #  Unaudited

   +  Annualized

   ++ During the periods ended November 30, 1993, 1994, 1995, 1996 and May 31, 1997, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                       EXPENSES                              NET INVESTMENT INCOME (LOSS)
                                       -----------------------------------------     --------------------------------------------
                                       1993     1994     1995     1996     1997+     1993     1994      1995      1996      1997+
                                       -----------------------------------------     --------------------------------------------
Balanced/Phoenix Investment Counsel
  Portfolio........................      --%    6.82%    1.11%    0.84%    0.80%       --%    (1.57)%    2.95%     2.74%    2.78%
Asset Allocation Portfolio.........    1.67     0.94     0.81     0.74     0.68      1.65      2.71      3.62      3.66     3.02
Utility Portfolio..................      --       --       --     1.93     1.27        --        --        --      3.53     2.97
Growth-Income Portfolio............    1.40     0.89     0.77     0.72     0.67      1.01      1.18      1.42      1.21     0.98
Federated Value Portfolio..........      --       --       --     1.57     1.05        --        --        --      0.74     1.29
Venture Value Portfolio............      --     3.89     1.02     0.85     0.79        --      1.14      1.41      1.21     1.07

See Notes to Financial Statements

---------------------

---------------------

SUNAMERICA SERIES TRUST
FINANCIAL HIGHLIGHTS* -- (CONTINUED)

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                                         RATIO OF
                                  NET                                                                                      NET
                               REALIZED                                                                        RATIO OF  INVESTMENT
             NET       NET         &        TOTAL    DIVIDENDS  DIVIDENDS      NET                    NET      EXPENSES   INCOME
            ASSET    INVEST-   UNREALIZED   FROM     DECLARED    FROM NET     ASSET                 ASSETS        TO        TO
            VALUE      MENT      GAIN      INVEST-   FROM NET    REALIZED     VALUE                 END OF     AVERAGE   AVERAGE
PERIOD    BEGINNING   INCOME   (LOSS) ON    MENT     INVESTMENT  GAIN ON     END OF      TOTAL      PERIOD       NET       NET
 ENDED    OF PERIOD  (LOSS)**  INVESTMENTS OPERATIONS  INCOME   INVESTMENTS  PERIOD    RETURN***    (000'S)     ASSETS    ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

Alliance Growth Portfolio
2/9/93-
11/30/93   $ 10.00    $ 0.05    $  0.87    $  0.92    $    --     $   --     $ 10.92       9.20%   $  23,256    0.82%+++  0.61%+++
11/30/94     10.92      0.04      (0.14)     (0.10)     (0.01)     (0.17)      10.64      (0.93)      53,213    0.82++    0.37++
11/30/95     10.64      0.07       5.08       5.15      (0.03)     (0.13)      15.63      48.91      167,870    0.79      0.51
11/30/96     15.63      0.08       4.07       4.15      (0.04)     (1.01)      18.73      28.05      381,367    0.71      0.51
5/31/97#     18.73      0.05       2.36       2.41      (0.05)     (1.04)      20.05      13.58      505,829    0.66+     0.49+
Growth/Phoenix Investment Counsel Portfolio
2/9/93-
11/30/93     10.00      0.17       0.61       0.78         --         --       10.78       7.80       65,032    0.82+++   2.20+++
11/30/94     10.78      0.16      (0.87)     (0.71)     (0.06)        --       10.01      (6.64)     104,194    0.81++    1.52++
11/30/95     10.01      0.12       3.14       3.26      (0.13)        --       13.14      32.92      149,910    0.76      1.01
11/30/96     13.14      0.11       2.16       2.27      (0.11)     (0.91)      14.39      18.40      186,368    0.74      0.82
5/31/97#     14.39      0.08       0.83       0.91      (0.10)     (1.26)      13.94       6.90      195,140    0.72+     1.17+
Putnam Growth Portfolio
2/9/93-
11/30/93     10.00      0.02       0.02       0.04         --         --       10.04       0.40       42,911    0.97+++   0.32+++
11/30/94     10.04      0.03      (0.01)      0.02      (0.01)        --       10.05       0.19       75,342    0.96++    0.31++
11/30/95     10.05     (0.01)      3.09       3.08      (0.03)        --       13.10      30.66      115,276    0.93     (0.05)
11/30/96     13.10        --       2.61       2.61         --         --       15.71      19.92      160,073    0.90     (0.02)
5/31/97#     15.71      0.01       1.12       1.13         --      (0.52)      16.32       7.39      179,472    0.88+     0.14+
Aggressive Growth Portfolio
6/3/96-
11/30/96     10.00      0.02       0.34       0.36         --         --       10.36       3.60       35,124    1.05+++   0.46+++
5/31/97#     10.36        --      (0.26)     (0.26)     (0.01)        --       10.09      (2.52)      63,814    0.91+     0.02+
Global Equities Portfolio
2/9/93-
11/30/93     10.00      0.03       0.96       0.99         --         --       10.99       9.90       43,737    1.50+++   0.38+++
11/30/94     10.99      0.05       0.71       0.76      (0.01)     (0.07)      11.67       6.87      136,758    1.28      0.42
11/30/95     11.67      0.12       1.64       1.76      (0.08)     (0.29)      13.06      15.58      165,752    1.14      1.02
11/30/96     13.06      0.14       2.19       2.33      (0.14)     (0.33)      14.92      18.21      246,482    1.03      1.04
5/31/97#     14.92      0.06       1.32       1.38      (0.13)     (0.69)      15.48       9.75      311,646    0.95+     0.84+
International Diversified Equities Portfolio
10/28/94-
11/30/94     10.00      0.01      (0.23)     (0.22)        --         --        9.78      (2.20)      12,438    1.70+++   1.60+++
11/30/95      9.78      0.07       0.38       0.45      (0.08)        --       10.15       4.63       48,961    1.70++    0.76++
11/30/96     10.15      0.05       1.43       1.48      (0.26)        --       11.37      14.85      157,008    1.59      0.47
5/31/97#     11.37      0.05       0.49       0.54      (0.31)     (0.10)      11.50       5.02      219,359    1.37+     0.94+


                        AVERAGE
                        COMMISSION
  PERIOD     PORTFOLIO    PER
   ENDED     TURNOVER    SHARE@
  ---------
Alliance Growth Portfolio
2/9/93-
11/30/93           73%   $   NA
11/30/94          146        NA
11/30/95          138        NA
11/30/96          121     .0649
5/31/97#           57     .0613
Growth/Phoenix Investment Counsel Portfolio
2/9/93-
11/30/93          165        NA
11/30/94          211        NA
11/30/95          229        NA
11/30/96          164     .0534
5/31/97#          115     .0550
Putnam Growth Portfolio
2/9/93-
11/30/93           40        NA
11/30/94           54        NA
11/30/95           52        NA
11/30/96           63     .0443
5/31/97#           92     .0234
Aggressive Growth Portfolio
6/3/96-
11/30/96           47     .0600
5/31/97#          114     .0600
Global Equities Portfolio
2/9/93-
11/30/93           58        NA
11/30/94           67        NA
11/30/95          106        NA
11/30/96           70     .0256
5/31/97#           47     .0245
International Diversified Equities Portfolio
10/28/94-
11/30/94           --        NA
11/30/95           52        NA
11/30/96           53     .0023
5/31/97#           21     .0004

   *  Calculated based upon average shares outstanding

   **  After fee waivers and expense reimbursements by the investment adviser

   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

   @ The average commission per share is derived by dividing the agency commissions paid on equity securities trades by the number of shares purchased or sold.

   #  Unaudited

   +  Annualized

   ++ During the periods ended November 30, 1993, 1994, 1995, 1996 and May 31, 1997, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                      EXPENSES                              NET INVESTMENT INCOME (LOSS)
                                      -----------------------------------------     ---------------------------------------------
                                      1993     1994     1995     1996     1997+     1993      1994      1995      1996      1997+
                                      -----------------------------------------     ---------------------------------------------

Alliance Growth Portfolio.........    1.56%    0.96%    0.79%    0.71%    0.66%     (0.13)%    0.23%     0.51%     0.51%    0.49%
Growth/Phoenix Investment Counsel
  Portfolio.......................    1.28     0.87     0.76     0.74     0.72       1.74      1.46      1.01      0.82     1.17
Putnam Growth Portfolio...........    1.46     1.05     0.93     0.90     0.88      (0.17)     0.22     (0.05)    (0.02)    0.14
Aggressive Growth Portfolio.......      --       --       --     1.09     0.91         --        --        --      0.42     0.02
Global Equities Portfolio.........    2.52     1.28     1.14     1.03     0.95      (0.64)     0.42      1.02      1.04     0.84
International Diversified Equities
  Portfolio.......................      --     3.50     2.09     1.59     1.37         --     (0.20)     0.37      0.47     0.94

See Notes to Financial Statements

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
SHAREHOLDER INFORMATION (UNAUDITED)

SUPPLEMENTAL PROXY INFORMATION: A Special Meeting of the Shareholders of the SunAmerica Series Trust was held on March 21, 1997. Each of the Portfolios voted in favor of adopting the following proposals, therefore, the results are aggregated for the Trust unless otherwise specified.

  1. To elect a slate of five members to the Board of Trustees to hold office until their successors are duly elected and qualified.

                                                            VOTES IN              VOTES               VOTES
                                                            FAVOR OF             AGAINST            ABSTAINED
                                                           -----------         -----------         -----------
        Richards D. Barger.............................    199,847,768             --                3,702,539
        James K. Hunt..................................    199,932,366             --                3,617,931
        Norman J. Metcalfe.............................    199,955,445             --                3,594,872
        Allan L. Sher..................................    199,933,178             --                3,617,129
        William M. Wardlaw.............................    199,955,291             --                3,595,016

  2.  To approve certain changes to its fundamental investment restrictions:

  (a.) Eliminating the Trusts' Fundamental Investment Restriction relating to
       Investments in Illiquid Securities. (Applicable to the Cash Management Portfolio only)

 VOTES IN          VOTES           VOTES
 FAVOR OF         AGAINST        ABSTAINED
-----------     -----------     -----------
 6,711,233        565,403        1,110,766

  (b.) Eliminating the Trusts' Fundamental Investment Restrictions relating to Pledging their Assets.

 VOTES IN          VOTES           VOTES
 FAVOR OF         AGAINST        ABSTAINED
-----------     -----------     -----------
173,288,805     15,375,969      14,885,533

  (c.) Eliminating the Trusts' Fundamental Investment Restrictions relating to
       Options Transactions. (Applicable to the Cash Management Portfolio only)

 VOTES IN          VOTES           VOTES
 FAVOR OF         AGAINST        ABSTAINED
-----------     -----------     -----------
 6,787,061        471,609        1,128,732

  (d.) Eliminating the Trusts' Fundamental Investment Restrictions relating to
       Investments in Securities of other Investment Companies.

 VOTES IN          VOTES           VOTES
 FAVOR OF         AGAINST        ABSTAINED
-----------     -----------     -----------
178,303,472     11,062,477      14,174,358

  (e.) Eliminating the Trusts' Fundamental Investment Restrictions relating to
       Investments in Companies for the purpose of Exercising Control. (Not applicable to the Cash Management Portfolio)

 VOTES IN          VOTES           VOTES
 FAVOR OF         AGAINST        ABSTAINED
-----------     -----------     -----------
168,772,036     12,713,074      13,677,795

---------------------

---------------------

  (f.) Eliminating the Trusts' Fundamental Investment Restrictions relating to
       Underwriting of Securities Issued by Others. (Not applicable to the Cash Management Portfolio)

 VOTES IN          VOTES           VOTES
 FAVOR OF         AGAINST        ABSTAINED
-----------     -----------     -----------
167,615,591     13,544,337      14,002,977

  (g.) Eliminating the Trusts' Fundamental Investment Restrictions relating to
       Short Sales. (Not applicable to the Cash Management Portfolio)

 VOTES IN          VOTES           VOTES
 FAVOR OF         AGAINST        ABSTAINED
-----------     -----------     -----------
165,924,126     15,197,388      14,041,391

  (h.) Amending the Trusts' Fundamental Investment Restrictions relating to
       Making Loans. (Not applicable to the Cash Management Portfolio)

 VOTES IN          VOTES           VOTES
 FAVOR OF         AGAINST        ABSTAINED
-----------     -----------     -----------
167,047,458     14,360,526      13,754,921

  (i.) Amending the Trusts' Fundamental Investment Restrictions relating to
       Borrowing Money. (Not applicable to the Cash Management Portfolio)

 VOTES IN          VOTES           VOTES
 FAVOR OF         AGAINST        ABSTAINED
-----------     -----------     -----------
164,578,822     16,833,862      13,750,221

  3. To approve or disapprove (a) a new subadvisory agreement between SunAmerica Asset Management Corp. ("SAAMCo") and Putnam Investment Management Inc. ("Putnam"), the proposed new subadviser for the Provident Growth Portfolio, and (b) an amendment to the advisory agreement (the "Advisory Agreement") between the Trust and SAAMCo in order to revise the breakpoints in the fees the Portfolio pays to SAAMCo pursuant to the Advisory Agreement. (Applicable to the Provident Growth Portfolio)

 VOTES IN          VOTES           VOTES
 FAVOR OF         AGAINST        ABSTAINED
-----------     -----------     -----------
 9,355,724        492,397         791,082

  4. To approve or disapprove an amendment to the subadvisory agreement between SAAMCo and Davis Selected Advisers, L.P. ("Davis"), the Portfolio's subadviser, pursuant to which Davis may delegate any of its responsibilities under the Davis Subadvisory Agreement to one of its affiliates, including Davis Selected Advisers-NY, Inc. (Applicable to the Venture Value Portfolio)

 VOTES IN          VOTES           VOTES
 FAVOR OF         AGAINST        ABSTAINED
-----------     -----------     -----------
30,120,771       1,426,102       2,612,842

                                                           ---------------------

---------------------

  5. To approve or disapprove a proposal to permit SAAMCo to enter into new or amended contracts with subadvisers without obtaining shareholder approval.

 VOTES IN          VOTES           VOTES
 FAVOR OF         AGAINST        ABSTAINED
-----------     -----------     -----------
173,009,025     16,368,609      14,172,673

  6. To ratify the selection of independent accountants for its current fiscal year.

 VOTES IN          VOTES           VOTES
 FAVOR OF         AGAINST        ABSTAINED
-----------     -----------     -----------
187,859,770      3,088,213      12,598,745

---------------------

THIS REPORT IS FOR THE GENERAL INFORMATION OF CONTRACT OWNERS OF THE POLARIS OR POLARIS(II) VARIABLE ANNUITY. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS UNLESS ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

                                 R-1342 (7/97)